As filed with the Securities and Exchange Commission on February 16, 1996
                                                            File No. 33-73738
                                                            File No. 811-6260




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              | |
     Pre-Effective Amendment No.                                     | |
     Post-Effective Amendment No. 3                                  |X|


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      | |
     Amendment No. 4                                                 |X|




                        CENTURY VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                             CENTURY LIFE OF AMERICA
                               (Name of Depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (319) 352-4090

                            Barbara L. Secor, Esquire
                                2000 Heritage Way
                               Waverly, Iowa 50677
               (Name and Address of Agent for Service of Process)



It is proposed that this filing will become effective (check appropriate box) | | immediately upon filing pursuant to paragraph (b) of Rule 485
     | | on      pursuant to paragraph (b)of Rule 485
     | | 60 days  after  filing pursuant to paragraph(a)(i)of Rule 485
     |X| on May 1, 1996 pursuant to paragraph (a)(i) of Rule 485
     | | 75 days after filing pursuant to paragraph(a)(ii)
     | | on      pursuant to paragraph (a)(ii) of Rule 485


Pursuant to Rule 24f-2, Registrant registered an indefinite amount of securities under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on February 9, 1996.

The index to attached exhibits is found following the signature pages after page C-15.


================================================================================

                              Cross Reference Sheet
                       Pursuant to Rules 481(a) and 495(a)

Showing location in Part A (prospectus) and Part B (statement of additional information) of registration statement of information required by Form N-4

PART A
Item of Form N-4                           Prospectus Caption
1. Cover Page                              Cover Page

2. Definitions                             Definitions

3. Synopsis                                Expense Tables; Summary

4. Condensed Financial Information         Condensed Financial Information; Yields and Total Returns

5. General

   (a)  Depositor                          Century Life of America
   (b)  Registrant                         Century Variable Annuity Account
   (c)  Portfolio Company                  Ultra  Series  Fund;  T.  Rowe  Price  International  Series,  Inc.;  MFS(R)
                                           Variable Insurance TrustSM; Availability of Funds
   (d)  Fund Prospectus                    Ultra  Series  Fund;  T.  Rowe  Price  International  Series,  Inc.;  MFS(R)
                                           Variable Insurance TrustSM; Availability of Funds
   (e)  Voting Rights                      Voting Rights
   (f)  Administrators                     N/A

6. Deductions and Expenses

   (a)  General                            Charges and Deductions; Summary
   (b)  Sales Load                         Charges and Deductions; Summary
   (c)  Special Purchase Plan              Purchase Payments; Transfer Privileges
   (d)  Commissions                        Distribution of the Contracts
   (e)  Expenses - Registrant              Charges and Deductions; Summary
   (f)  Fund Expenses                      Charges and Deductions
   (g)  Organizational Expenses            N/A

7. Contracts

   (a)  Persons with Rights                Summary;  Addition,  Deletion or Substitution of Investments;  Description
                                           of the Contract;  Payment  Options;  Voting  Rights;  Death Benefit Before
                                           the Annuity Date;  Death  Benefit  After the Annuity  Date;  Modification;
                                           Election of Annuity Payment Options
   (b)(i)Allocation of Purchase Payments   Summary;  Purchase  Payments;  Free-Look  Period;  Allocation  of Purchase
                                           Payments
      (ii)Transfers                        Summary; Transfer Privileges
      (iii)Exchanges                       Transfers, Assignments or Exchange of a Contract
   (c)  Changes                            Additions,  Deletions or Substitutions of Investments;  Description of the
                                           Contract; Modification
   (d)  Inquiries                          Cover page; Inquiries

8. Annuity Period                          Summary; Annuity Payment Options

9. Death Benefit                           Death  Benefit  Before the Annuity  Date;  Death Benefit After the Annuity
                                                 Date
10.Purchases and Contract Value

   (a)  Purchases                          Summary;  Issuance of a Contract;  Purchase  Payments;  Free Look  Period;
                                           Allocation  of  Purchase  Payments;   Variable  Contract  Value;  Transfer
                                           Privileges
   (b)  Valuation                          Definitions; Variable Contract Value
   (c)  Daily Calculation                  Definitions; Variable Contract Value
   (d)  Underwriter                        Issuance of a Contract; Distribution of the Contracts

11.Redemptions

   (a)  By Owners                          Summary; Transfer Privilege;  Surrenders and Partial Withdrawals;  Partial
                                           Withdrawals;  Annuity  Payments on the  Annuity  Date;  Payments;  Annuity
                                           Payment Options; Federal Tax Matters
        By Annuitant                       Summary;   Transfer   Privilege;   Surrenders  and  Partial   Withdrawals;
                                           Proceeds on the Annuity Date; Payments;  Annuity Payment Options;  Federal
                                           Tax Matters
   (b)  Texas ORP                          N/A
   (c)  Check Delay                        Payments
   (d)  Lapse                              Contract Loans
   (e)  Free Look                          Summary; Free Look Period

12.Taxes                                   Summary; Federal Tax Matters

13.Legal Proceedings                       Legal Proceedings

14.Table of Contents for the
   Statement of Additional Information     Statement of Additional Information Table of Contents


PART B
Item of Form N-4                                     Part B Caption
15.      Cover Page                                  Cover Page

16.      Table of Contents                           Table of Contents

17.      General Information and History             N/A

18.      Services

         (a)  Fees and Expenses of Registrant        Charges and Deductions (prospectus)
         (b)  Management Contracts                   Termination of Participation Agreements
         (c)  Custodian                              N/A
                Independent Public Accountant        Experts
         (d)  Assets of Registrant                   Century Variable Annuity Account (prospectus)
         (e)  Affiliated Persons                     Century Life of America (prospectus)
         (f)  Principal Underwriter                  Distribution of the Contracts (prospectus)

19.      Purchase of Securities Being Offered        Distribution of the Contracts (prospectus)
         Offering Sales Load                         N/A

20.      Underwriters                                Distribution of the Contracts (prospectus)

21.      Calculation of Performance Data             Calculation  of  Yields  and  Total  Returns;  Yields  and  Total  Returns
                                                     (prospectus)

22.      Annuity Payments                            Variable Annuity Payments; Annuity Payment Options (prospectus)

23.      Financial Statements                        Financial Statements


PART C -- OTHER INFORMATION
Item of Form N-4                                     Part C Caption
24.      Financial Statements and Exhibits           Financial Statements and Exhibits
         (a)  Financial Statements                   (a)  Financial Statements
         (b)  Exhibits                               (b)  Exhibits

25.      Directors and Officers of the Depositor     Directors and Officers of Century Life of America

26.      Persons Controlled By or Under Common
         Control with the Depositor or Registrant    Persons  Controlled  By or Under  Common  Control  with the  Depositor  or
                                                     Registrant

27.      Number of Contractowners                    Number of Owners

28.      Indemnification                             Indemnification

29.      Principal Underwriters                      Principal Underwriter

30.      Location of Accounts and Records            Location of Books and Records

31.      Management Services                         Management Services

32.      Undertakings                                Undertakings and Representations
         Signature Page                              Signatures

                                     PART A

                                   PROSPECTUS

                                TABLE OF CONTENTS

EXPENSE TABLES................................................................2


DEFINITIONS...................................................................6


SUMMARY.......................................................................8

THE CONTRACT..................................................................8
CHARGES AND DEDUCTIONS........................................................8
ANNUITY PROVISIONS............................................................9
FEDERAL TAX STATUS............................................................9

CONDENSED FINANCIAL INFORMATION..............................................10


CENTURY LIFE OF AMERICA, THE CENTURY VARIABLE ANNUITY ACCOUNT,
AND THE UNDERLYING FUNDS.....................................................10

CENTURY LIFE OF AMERICA......................................................10
CENTURY VARIABLE ANNUITY ACCOUNT.............................................11
THE UNDERLYING FUNDS.........................................................11
ULTRA SERIES FUND............................................................12
   Capital Appreciation Stock Fund...........................................12
   Growth and Income Stock Fund..............................................12
   Balanced Fund.............................................................12
   Bond Fund.................................................................12
   Money Market Fund.........................................................12
T. ROWE PRICE INTERNATIONAL SERIES, INC......................................12
   International Stock Portfolio.............................................12
MFS(R) VARIABLE INSURANCE TRUSTSM............................................12
   MFS(R) World Governments SeriesSM.........................................12
   MFS(R) Emerging Growth SeriesSM...........................................12
AVAILABILITY OF THE FUNDS....................................................13
RESOLVING MATERIAL CONFLICTS.................................................13
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS............................14

DESCRIPTION OF THE CONTRACT..................................................14

ISSUANCE OF A CONTRACT.......................................................14
PURCHASE PAYMENTS............................................................14
FREE-LOOK PERIOD.............................................................15
ALLOCATION OF PURCHASE PAYMENTS..............................................15
VARIABLE CONTRACT VALUE......................................................16
TRANSFER PRIVILEGES..........................................................17
SURRENDERS AND PARTIAL WITHDRAWALS...........................................18
CONTRACT LOANS...............................................................19
DEATH BENEFIT BEFORE THE ANNUITY DATE........................................20
DEATH BENEFIT AFTER THE ANNUITY DATE.........................................22
ANNUITY PAYMENTS ON THE ANNUITY DATE.........................................22
PAYMENTS.....................................................................22
MODIFICATION.................................................................23
REPORTS TO OWNERS............................................................23
INQUIRIES....................................................................23

THE GUARANTEED INTEREST OPTION...............................................23

CATEGORY 1...................................................................24
   Guaranteed Interest Option Value..........................................24
   Guarantee Periods.........................................................24
   Net Purchase Payment Preservation Program.................................25
   Interest Adjustment.......................................................25
CATEGORY 2...................................................................26

   Guaranteed Interest Option Value..........................................26
   Guarantee Periods.........................................................26
   Net Purchase Payment Preservation Program.................................27
CATEGORY 3...................................................................27
CATEGORY 4...................................................................27

CHARGES AND DEDUCTIONS.......................................................27

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)..........................27
ANNUAL CONTRACT FEE..........................................................28
ASSET-BASED ADMINISTRATION CHARGE............................................29
TRANSFER PROCESSING FEE......................................................29
MORTALITY AND EXPENSE RISK CHARGE............................................29
FUND EXPENSES................................................................29
PREMIUM TAXES................................................................29
OTHER TAXES..................................................................30

ANNUITY PAYMENT OPTIONS......................................................30

ELECTION OF ANNUITY PAYMENT OPTIONS..........................................30
FIXED ANNUITY PAYMENTS.......................................................30
VARIABLE ANNUITY PAYMENTS....................................................31
DESCRIPTION OF ANNUITY PAYMENT OPTIONS.......................................31

YIELDS AND TOTAL RETURNS.....................................................32

FEDERAL TAX MATTERS..........................................................33

INTRODUCTION.................................................................33
TAX STATUS OF THE CONTRACT...................................................34
TAXATION OF ANNUITIES........................................................35
TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT............................36
WITHHOLDING..................................................................36
MULTIPLE CONTRACTS...........................................................36
TAXATION OF QUALIFIED PLANS..................................................37
POSSIBLE CHARGE FOR THE COMPANY'S TAXES......................................37
OTHER TAX CONSEQUENCES.......................................................38

DISTRIBUTION OF THE CONTRACTS................................................38

LEGAL PROCEEDINGS............................................................38

VOTING RIGHTS................................................................38

COMPANY HOLIDAYS.............................................................39

FINANCIAL STATEMENTS.........................................................39

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS........................40

CENTURY LIFE OF AMERICA                                              PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677
(319) 352-4090        (800) 798-5500                                May 1, 1996



         This Prospectus describes the individual flexible premium deferred variable annuity contract, (the "Contract") being offered by Century Life of America (the "Company"). The Contract may be sold to or in connection with retirement plans, including those that qualify for special federal tax treatment under the Code.


Purchase payments and Contract Values are allocated, as designated by the Owner, to one or more of the Subaccounts of the Century Variable Annuity Account (the "Variable Account"), or to the Guaranteed Interest Option, or to both. The assets of each Subaccount will be invested solely in a corresponding portfolio of Ultra Series Fund, T. Rowe Price International Series, Inc., or MFS(R) Variable Insurance TrustSM ("MFS Variable Insurance Trust"). The accompanying prospectuS for the Ultra Series Fund describes its portfolios or Funds -- the Capital Appreciation Stock Fund, the Growth and Income Stock Fund, the Balanced Fund, the Bond Fund and the Money Market Fund. The accompanying prospectus for
T. Rowe Price International Series, Inc. describes its International Stock Portfolio and the accompanying prospectus for MFS Variable Insurance Trust describes its MFS(R) World Governments SeriesSM ("MFS World Governments Series") and MFS(R) Emerging GroWth Series SM ("MFS Emerging Growth Series"). The Contract Value of the Contracts prior to the Annuity Date, except for amounts in the Guaranteed Interest Option, will vary according to the investment performance of the portfolios or Funds in which the selected Subaccounts are invested. The Owner bears the entire investment risk on amounts allocated to the Variable Account.

         This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. Additional information about the Contract and the Variable Account is contained in the Statement of Additional Information which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents for the Statement of Additional information is on page 40 of this Prospectus. You may obtain a copy of the Statement of Additional
Information (dated May 1, 1996, as supplemented from time to time) free of charge by writing to or calling the Company at the address or telephone number shown above.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE ULTRA SERIES FUND, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND MFS VARIABLE INSURANCE TRUST.

UNLIKE CREDIT UNION AND BANK ACCOUNTS, CONTRACT VALUE INVESTED IN THE VARIABLE ACCOUNT IS NOT INSURED. INVESTMENT OF CONTRACT VALUE IN THE VARIABLE ACCOUNT INVOLVES CERTAIN RISKS INCLUDING LOSS OF PURCHASE PAYMENTS (PRINCIPAL). VARIABLE CONTRACT VALUE IS NOT DEPOSITED IN OR GUARANTEED BY ANY CREDIT UNION OR BANK AND IS NOT GUARANTEED BY ANY GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 EXPENSE TABLES

         The following expense information assumes that the entire Contract Value is Variable Contract Value.

Owner Transaction Expenses

     Sales Charge Imposed on Purchase Payments         None
     Maximum Surrender Charge (contingent
       deferred sales charge) as a percentage
       of purchase payments                            7%
     Transfer Processing Fee                           None*

Annual Contract Fee                                    $30**

Variable Account Annual Expenses
     (as a percentage of net assets)

     Mortality and Expense Risk Charge                 1.25%
     Other Variable Account Expenses                   0.15%

     Total Variable Account Expenses                   1.40%

Annual Fund Expenses
     (as percentage of average net assets)


                                                Capital Appreciation Stock Fund
     Management Fees(investment advisory fees)         0.50%

     Other Expenses After Reimbursement                0.15%

     Total Annual Fund Expenses                        0.65%
     (after reimbursements)




         * The Company reserves the right to charge a $10 transfer fee on each transfer after the first 12 transfers in any Contract Year. (See "Charges and Deductions.")


      **The Company does not deduct the annual Contract fee if the Contract Value is $25,000 or more. (See "Annual Contract Fee.")

                                               Growth and Income Stock Fund
Management Fees (investment advisory fees)      0.50%

Other Expenses After Reimbursement              0.15%

Total Annual Fund Expenses                      0.65%
(after reimbursements)


                                                Balanced Fund
Management Fees (investment advisory fees)      0.50%

Other Expenses After Reimbursement              0.15%

Total Annual Fund Expenses                      0.65%
(after reimbursements)


                                                Bond Fund
Management Fees (investment advisory fees)      0.50%

Other Expenses After Reimbursement              0.15%

Total Annual Fund Expenses                      0.65%
(after reimbursements)


                                                Money Market Fund
Management Fees (investment advisory fees)      0.50%

Other Expenses After Reimbursement              0.15%

Total Annual Fund Expenses                      0.65%
(after reimbursements)

                                                International Stock Portfolio
Management Fees (investment advisory fees)      1.05%

Other Expenses                                   .00%

Total Annual Fund Expenses                      1.05%
(after reimbursements)

                                                MFS World Governments Series
Management Fees (investment advisory fees)      0.75%

Other Expenses (after reimbursements)           0.25%

Total Annual Fund Expenses                      1.00%
(after reimbursements)

                                                MFS Emerging Growth Series
Management Fees (investment advisory fees)      0.75%

Other Expenses (after reimbursements)           0.25%

Total Annual Fund Expenses                      1.00%
(after reimbursements)

         Premium taxes may be applicable, depending on the laws of various jurisdictions.


         The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the expenses anticipated for the Variable Account and for each of the underlying Funds available as investment options for the 1995 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which accompany this Prospectus.

         The annual expenses listed for all of the Funds of the Ultra Series Fund are net of certain reimbursements by the Company. Pursuant to an expense reimbursement agreement, the Company has agreed to absorb all ordinary business expenses for each Fund that exceed .65% of the Fund's average daily net assets for the period May 1, 1996 to May 1, 1997. The expense reimbursement agreement is renewable on an annual basis. There is no guarantee that the agreement will be renewed. If it is not renewed, the percent of the Funds' average daily net assets paid as expenses may increase. Absent the expense reimbursements, the Funds' total expenses for the 1995 fiscal year would have been: Capital Appreciation Stock .75%, Growth and Income Stock .69%, Balanced .68%, Bond .68% and Money Market .73%.

         The annual expenses listed for the MFS World Governments Series are net of certain reimbursements by its investment adviser. The investment adviser has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. See "Information Concerning Shares of The Series - Expenses" in the prospectus of the MFS World Governments Series. Absent this expense arrangement, the "Other Expenses" and the "Total Annual Fund Expenses" shown above would be 1.24% and 1.99%, respectively.

         The annual expenses for the MFS Emerging Growth Series are net of certain reimbursements by its investment adviser. The investment adviser has agreed to bear, subject to reimbursement, expenses of the Emerging Growth Series such that the Series' aggregate operating expenses shall not exceed on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996, 1.25% of the average daily net assets of the Series from January 1, 1997 through December 31, 1998, and 1.50% of the average daily net assets of the Series from January 1, 1999 through December 31, 2004. See "Information Concerning Shares of The Series - Expenses" in the prospectus of the MFS Emerging Growth Series. Absent this expense arrangement, the "Other Expenses" and the "Total Annual Fund Expenses" shown above would be 2.16% and 2.91%, respectively.

Examples

         An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If the Contract is surrendered (or annuitized under annuity option 1) at the end of the applicable time period:



Subaccount              1 Year         3 Years         5 Years         10 Years
----------              ------         -------         -------         --------
Capital Appreciation       $87            $118            $153             $269
Growth and Income           87             118             153              269
Balanced                    87             118             153              269
Bond                        87             118             153              269
Money Market                87             118             153              269
International Stock         91             130             172              308
MFS World Governments       90             129             170              303
MFS Emerging Growth         90             129             170              303


2. If the Contract is not surrendered (or annuitized under annuity options 2 - 4) at the end of the applicable time period:


Subaccount              1 Year         3 Years         5 Years         10 Years
----------              ------         -------         -------         --------
Capital Appreciation       $24             $73            $126             $269
Growth and Income           24              73             126              269
Balanced                    24              73             126              269
Bond                        24              73             126              269
Money Market                24              73             126              269
International Stock         28              85             145              308
MFS World Governments       27              84             143              303
MFS Emerging Growth         27              84             143              303


         The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual contract fee is $30 and that the average Contract Value is $10,000, which translates the contract fee into an assumed .30% charge for the purposes of the examples based on a $1,000 investment.

         The examples should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.

                                   DEFINITIONS

Accumulation Unit   A unit of measure used to calculate Variable Contract Value.

Annuitant           The person or persons whose life (or lives)  determines  the annuity payment benefits payable under the Contract and whose death determines the death benefit. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving
                    Annuitant.


Annuity Date        The date when the  adjusted  Contract  Value will be applied under an annuity payment option, if the Annuitant is still living.

Annuity Unit        A  unit  of  measure  used  to  calculate  variable  annuity payments.

Beneficiary         The person to whom the  proceeds  payable on the death of an
                    Annuitant will be paid.

Code                The Internal Revenue Code of 1986, as amended.

Contract            The same date in each Contract Year as the Contract Date.
Anniversary

Contract Date       The  date  set  forth  on  the  specifications  page  of the
                    Contract which is used to determine Contract Years and Contract Anniversaries.

Contract Year       A twelve-month period beginning on the Contract Date or on a
                    Contract Anniversary.

Contract Value      The total amount invested under the Contract.  It is the sum of the Variable  Contract  Value,  the  Guaranteed  Interest
                    Option Value and the balance of the Loan Account.

Due Proof of Death  Proof of death  satisfactory to the Company.  Such proof may consist of the following if acceptable to the Company:

                    (a)  a certified copy of the death record;

                    (b) a certified copy of a court decree reciting a finding of death;

                    (c)  any other proof satisfactory to the Company.

Fund An investment portfolio (sometimes called a series) of Ultra Series Fund, T. Rowe Price International Series, Inc. or MFS Variable Insurance Trust or any other open-end management investment company or unit investment trust in which a Subaccount invests.

General Account     The assets of the Company other than those  allocated to the
                    Variable Account or any other separate account of the Company.

Guarantee Amount    Any portion of Guaranteed Interest Option value allocated to a particular Guarantee Period with a particular expiration date (including interest thereon) less any withdrawals therefrom.

Guarantee Period    A specific  number of years for which the Company  agrees to credit a particular effective annual interest rate.

Guaranteed Interest An  allocation  option  under  the  Contract  Funded  by the
Option Company's General Account. It is not part of nor dependent upon the investment performance of the Variable Account.

Guaranteed Interest The value of the Contract in the Guaranteed Interest Option Option Value

Home Office         The  Company's   principal  office  at  2000  Heritage  Way,
                    Waverly, Iowa 50677.

Loan Account        For any Contract, a portion of the Company's General Account to which Contract Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount         At any time other than a Contract Anniversary,  the Contract
                    Value in the Loan Account plus any interest charges accrued on such Contract Value up to that time.

Net Purchase        A purchase  payment  less any premium  taxes  deducted  from
Payment             purchase payments.

Non-Qualified       A Contract that is not a "Qualified Contract."
Contract

Owner The person(s) who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Payee               The Annuitant(s) during the annuity period.

Qualified Contract  A  Contract  that is issued in  connection  with  retirement plans that qualify for special federal income tax treatment under Sections 401, 403(b), 408, or 457 of the Code.

SEC                 The U.S. Securities and Exchange Commission.


Subaccount          A subdivision of the Variable  Account,  the assets of which are invested in a corresponding underlying Fund.


Surrender Value     The  Contract  Value  plus the value of any paid up  annuity additions plus or minus any applicable interest adjustment, less any applicable surrender charges, premium taxes not previously deducted, and the annual Contract fee and loan amount.

Valuation Day       For each  Subaccount,  each day on which the New York  Stock
                    Exchange is open for business except for the holidays listed in the Prospectus under "Holidays" and any day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period    The  period  that  starts at 3:00 p.m.  central  time on one
                    Valuation  Day and ends at 3:00 p.m. on the next  succeeding
                    Valuation Day.

Variable Account    Century Variable Annuity Account.

Variable Contract   The value of the Contract in the Variable Account.
Value

Written Notice      A Written  Notice or request in a form  satisfactory  to the
                    Company which is signed by the Owner and received at the Home Office.

                                     SUMMARY

The Contract

         Issuance of a Contract. Contracts may be issued in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code. (See "Issuance of a Contract.") Neither the Owner nor the Annuitant may be older than 85 on the Contract Date.

          Free-Look Period. The Owner has the right to return the Contract within 10 days after he or she receives it. The returned Contract will become void. The Company will return to the Owner an amount equal to the Contract Value on the date the Contract is received at the Home Office (or by the sales representative who sold it) plus any premium taxes deducted. Where required, the Company will instead return the purchase payment(s). (See "Free-Look Period.")

         Purchase Payments. The minimum amount required to purchase a Contract depends upon several factors. In general, $5,000 is the minimum purchase amount the Company must receive within the first 12 months of the Contract. However, certain Qualified Contracts, Section 1035 Contracts, and Contracts sold to employees have lower minimum purchase amounts, as explained in the "Purchase
Payments" section. Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established and regular payments scheduled to pay the minimum purchase amount before the first anniversary of the Contract. The minimum size of a purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. (See "Purchase Payments.")

         Allocation of Purchase Payments. Purchase payments under a Contract will be allocated, as designated by the Owner, to one or more of the Subaccounts of the Variable Account or to the Guaranteed Interest Option or to both. An allocation to a Subaccount must be in whole percentages and be at least 5% of the purchase payment. An allocation to the Guaranteed Interest Option must be at least $1,000. In states where the Company must refund purchase payments in the event the Owner exercises the free-look right, any portion of the initial Net Purchase Payment to be allocated to a Subaccount will be allocated to the Money Market Subaccount for a 20-day period following the Contract Date. At the end of that period, the amount in the Money Market Subaccount will be allocated to the Subaccounts as selected by the Owner. The assets of each Subaccount will be invested solely in a corresponding underlying Fund. The Contract Value, except for amounts in the Guaranteed Interest Option, will vary according to the investment performance of the Fund(s) in which the selected Subaccount(s) is invested. Interest will be credited to amounts in the Guaranteed Interest Option at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by the Company. (See "Allocation of Purchase Payments.")

         Transfers. On or before the Annuity Date, the Owner may transfer all or part of the amount in a Subaccount or the Guaranteed Interest Option to another Subaccount or the Guaranteed Interest Option subject to certain restrictions.

         Transfers to the Guaranteed Interest Option must be at least $1,000. Transfers out of the Guaranteed Interest Option are only permitted during the 30-day period prior to the expiration of a Guarantee Period. No fee is charged for transfers but the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract Year.
(See "Transfer Privilege.")

          Partial Withdrawal. Twice each Contract Year before the Annuity Date, the Owner may, by Written Notice, withdraw part of the Surrender Value subject to certain limitations. (See "Partial Withdrawals.")

          Surrender. Upon Written Notice on or before the Annuity Date, the Owner may surrender the Contract and receive its Surrender Value. (See "Surrender.")

Charges and Deductions

         The following charges and deductions are assessed under the Contract:

         Surrender Charge (Contingent Deferred Sales Charge). No charge for sales expenses is deducted from purchase payments at the time purchase payments are paid. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

         For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. For each purchase payment, the surrender charge decreases by 1% for each full year that has elapsed since the payment was made. No surrender charge is assessed upon the withdrawal or surrender of Contract Value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender. (See "Charges for Surrender or Partial Withdrawals.")

         Subject to certain restrictions, for the first partial withdrawal (or surrender) in each Contract Year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. (See "Amounts Not Subject to Surrender Charge.") The surrender charge also may be waived in certain circumstances as provided in the Contracts. (See "Waiver of Surrender Charge.")


          Annual Contract Fee. The Company deducts an annual Contract fee of $30. (This fee is waived if the Contract Value exceeds $25,000.) Prior to the Annuity Date, the Company deducts this fee from the Contract Value on each Contract Anniversary (or upon surrender of the Contract). After the Annuity Date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a Contract Anniversary. (See "Annual Contract Fee.")


         Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at a rate of 0.003425% per day which is an annual rate of 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk).
(See "Mortality and Expense Risk Charge.")

          Asset-Based   Administration  Charge.  The  Company  deducts  a  daily
administration charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. (See "Asset-Based Administration Charge.")

          Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from Contract Value upon surrender or partial withdrawal, (c) upon application of adjusted Contract Value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. (See "Premium Taxes.")

Annuity Provisions

         The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Date. For Qualified Contracts, the Annuity Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code. The Owner may change the Annuity Date as described in the "Annuity Payments on the Annuity Date" section.

         On the Annuity Date, the Contract Value (adjusted as described below) will be applied to an annuity payment option, unless the Owner chooses to receive the Surrender Value in a lump sum. Adjusted Contract Value is Contract Value less applicable premium tax not yet deducted, less a pro-rated portion of the annual Contract fee, plus or minus any applicable interest adjustment, and (for annuity option 1) less any applicable surrender charge. (See "Annuity Payment Options.")

Federal Tax Status

         Generally, a distribution (including a surrender, partial withdrawal or death benefit payment) may result in taxable income. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the federal income status of variable annuity contracts, see "Federal Tax Status."

                         CONDENSED FINANCIAL INFORMATION

         The following information is a part of the financial statements of the Variable Account. The financial statements have been examined by KPMG Peat Marwick LLP and are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal year ended December 31, 1995.

                         Capital
                         Appreciation     Growth and                                                     International   World
                         Stock            Income Stock    Balanced        Bond           Money Market    Stock           Governments
                         Subaccount       Subaccount      Subaccount      Subaccount     Subaccount      Subaccount      Subaccount
                         ----------       ----------      ----------      ----------     ----------      ----------      ----------
Net asset value:

Beginning of period       $10.00           $ 9.82           $9.89          $ 9.89          $10.16         $ 9.99          $10.01
End of period              12.90            12.76           11.92           11.36           10.55          10.96           11.29

Percentage increase        29.00%           29.94%          20.53%          14.86%           3.84%          9.71%          12.79%
in unit value during
period

Number of units        2,024,589        2,807,876       2,698,049         556,749         637,911      1,090,681         505,990
outstanding at end
of period


                            CENTURY LIFE OF AMERICA,
                    THE CENTURY VARIABLE ANNUITY ACCOUNT, AND
                              THE UNDERLYING FUNDS

         Century Life of America, the Company, is the insurer. Century Variable Annuity Account, the Variable Account, is a separate account of the Company. Three registered investment companies of the series type serve as underlying investment options for the Variable Account.

Century Life of America


         Century Life of America is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677. The Company organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name again to "Century Life of America." In February 1996, the Board of Directors of the Company recommended that the Company name be changed to CUNA Mutual Life Insurance Company. The recommended name change will be voted on by policyholders May 10, 1996.
If approved, the new name will become effective no later than July 1, 1997.

         On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union system, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights.

         As of December 31, 1995, the Company had more than $2 billion in assets and more than $11 billion of life insurance in force. Effective June 20, 1994, A.M. Best rated the Company A+ (Superior). Effective November 13, 1995, Duff & Phelps rated the Company AA. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies issue new ratings. To obtain updated ratings, contact the Company at the address and telephone number shown on the first page of this Prospectus.

         The objective of Best's rating system is to evaluate the factors affecting overall performance of an insurance company and then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

         Duff & Phelps Credit Rating Co. rates insurance companies on their claims paying abilities. It bases these ratings on its assessment of the economic  fundamentals  of  the  company's  principal  lines  of  business,  the company's competitive position, the company's management capability, the relationship of the company to its affiliates and the company's asset and liability management practices.

          The Company owns Century Life Insurance Company and a one-half interest in Century Investment Management Co. (the investment adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation, 5910 Mineral Point Road, Madison, Wisconsin, 53705. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc. (the principal underwriter for the Variable Account) and owns a one-half interest in Century Investment Management Co. (the Investment Adviser to the Ultra Series Fund).

Century Variable Annuity Account

         The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account will receive and invest Net Purchase Payments made under the Contracts. In addition, the Variable Account may receive and invest purchase payments for other variable annuity contracts issued in the future by the Company.

         Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the Variable Account. The Company has the right to transfer to the General Account any assets of the Variable Account which are in excess of reserves and other Contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

         The Variable Account is divided into Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

         The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

The Underlying Funds

         The Variable Account invests in shares of the Ultra Series Fund, the T. Rowe Price International Series, Inc., and MFS Variable Insurance Trust . Each is a management investment company of the series type with one or more investment portfolios or Funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their Funds by the SEC.


         The Ultra Series Fund currently has five Funds available as investment options under the Contracts, the T. Rowe Price International Series, Inc. has one Fund available as an investment option under the Contracts, and the MFS Variable Insurance Trust has two Funds available as investment options under the Contracts. Ultra Series Fund and MFS Variable Insurance Trust also have other Funds that are not available under the Contracts. All three investment companies may, in the future, create additional Funds that may or may not be available as investment options under the Contracts. Each Fund has its own investment objective and the income, gains and losses for each Fund are determined separately for that Fund.


         The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which must accompany or precede this Prospectus and which should be read carefully and retained for future reference.

Ultra Series Fund

          Ultra Series Fund currently has five Funds available as investment options under the Contracts.

          Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

          Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

          Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock Fund and the Growth and Income Stock Fund, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

          Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

          Money Market Fund.This Fund seeks the highest current income available from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

         Century Investment Management Co. ("CIMCO") serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the Trustees of the Ultra Series Fund. One half of CIMCO's outstanding common stock is owned by the Company and one half indirectly by CUNA Mutual.

T. Rowe Price International Series, Inc.

          T. Rowe Price International Series, Inc. currently has one investment portfolio or Fund available as an investment option under the Contracts.

          International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

          Rowe Price-Fleming International, Inc. ("RPFI") serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

MFS Variable Insurance Trust


         The MFS Variable Insurance Trust currently has two investment series or Funds available as investment options under the Contracts.


          MFS World Governments Series. This Fund seeks preservation and growth of capital, together with moderate current income.


          MFS Emerging Growth Series. This Fund seeks long-term growth of capital through investments primarily in equity securities of emerging growth companies.

         Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS World Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds

         The Variable Account purchases shares of the International Stock Portfolio, the MFS World Governments Series and the MFS Emerging Growth Series in accordance with two participation agreements. One is between the Company and the T. Rowe Price International Series, Inc. One is between the Company and MFS Variable Insurance Trust. The termination provisions of these agreements vary. A summary of the termination provisions of these agreements may be found in the Statement of Additional Information.


         If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in that Fund.

Resolving Material Conflicts

         Ultra Series Fund. Currently, the Ultra Series Fund sells shares only to the Variable Account and to separate accounts of the Company supporting individual variable life insurance contracts and variable annuity contracts sold solely in connection with qualified retirement plans. The Ultra Series Fund may in the future sell shares to other separate accounts of the Company (and its life insurance company affiliates), supporting variable products and to variable life insurance and annuity separate accounts of insurance companies not affiliated with the Company. Currently, the Company does not foresee any disadvantages to Owners arising from the sale of shares to support its variable life insurance contracts or qualified plan variable annuity contracts or that would arise if the Ultra Series Fund were to offer its shares to support products other than the Contracts or such variable life insurance contracts or qualified plan variable annuity contracts. However, the management of the Ultra Series Fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise (1) as a result of the Ultra Series Fund offering its shares to support both the Contracts and such variable life insurance contracts and qualified plan variable annuity contracts, or (2) as a result of the Ultra Series Fund offering its shares to support products other than the Contracts or such variable life insurance contracts and qualified plan variable annuity contracts. In the event of such a conflict, the Company would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that Ultra Series Fund's response to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Ultra Series Fund. (The Ultra Series Fund Prospectus also addresses the material conflicts issue.)


         The T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust. The T. Rowe Price International Series, Inc. currently sells shares of the International Stock Portfolio to the Variable Account and to separate accounts of life insurance companies not affiliated with the Company to support other variable annuity contracts. The MFS Variable Insurance Trust currently sells shares of its MFS World Governments Series and its MFS Emerging Growth Series to the separate accounts of the Company for variable annuity Contracts and for variable universal life insurance Contracts, and to separate accounts of life insurance companies not affiliated with the Company to support other variable annuity contracts (and to MFS as a seed money investment). Shares of the International Stock Portfolio, the MFS World Governments Series, and the MFS Emerging Growth Series may in the future be sold to other separate accounts of the Company and shares of the MFS World Governments Series, and the MFS Emerging Growth Series may in the future be sold to separate accounts of other affiliated or unaffiliated life insurance companies to support other variable annuity or variable life insurance contracts. Shares of the MFS World Governments Series, and the MFS Emerging Growth Series also may in the future be sold to qualified retirement plans.

         Currently, the Company does not foresee any disadvantages to Owners arising from the sale of such shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust will each monitor events related to their Funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the a Fund's offering its shares to (1) support both variable life insurance Contracts and variable annuity Contracts, or (2) support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies.

In addition, the management of the MFS Variable Insurance Trust will monitor the Trust in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans. In the event of such a conflict, the management of the appropriate Fund would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that the response of the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the
International Stock Portfolio, the MFS World Governments Series, or the MFS Emerging Growth Series as appropriate. (The prospectuses for the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust also address the material conflict issue.)

Addition, Deletion or Substitution of Investments

         The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. The Company will not substitute any shares attributable to a Contract's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

         The Company also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

         In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Contract to reflect the substitution or change.

         If the Company considers it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Contracts.


                           DESCRIPTION OF THE CONTRACT

Issuance of a Contractt

         In order to purchase a Contract, application must be made to the Company through a licensed representative of the Company, who is also a registered representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a broker-dealer having a selling agreement with CUNA Brokerage or a broker-dealer having a selling agreement with such broker-dealer. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Date.

Purchase Payments

         The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:

         o        $5,000 for a Contract other than those specified below.

         o $2,000 for Contracts that qualify for special federal income tax treatment under Sections 401, 408, or 457 of the Code. This category includes qualified pension plans, individual retirement accounts, and certain deferred compensation plans.

         o $300 for Contracts that qualify for special federal income tax treatment under Section 403(b) of the Code. This category includes tax-sheltered annuities.

         o The value of a Contract exchanged pursuant to Section 1035 of the Code, if the Company had approved the transaction prior to the exchange.

         o $600 for a Contract sold to employees of the Company and its subsidiaries, to employees of CUNA Mutual and its subsidiaries, and to registered representatives and other persons associated with CUNA Brokerage Services, Inc. This category includes both individual retirement accounts and non-individual retirement accounts.

         Unless the minimum purchase amount specified above already has been paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union or bank account or other source.

         The regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law does not permit the Company to accept more than $2,000.00 for an individual retirement account, except in the case of a rollover or transfer.)

         The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Annuity Date.

         The Company reserves the right not to accept (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday,
(2) purchase payments of less than $100, and (3) purchase payments in excess of $1 million. Also, the Company reserves the right to change the size of minimum payments and, with respect to Contracts not yet issued, the size of the minimum purchase amounts.

         The Company reserves the right to terminate a Contract and pay the Contract Value to the Owner if: (1) no purchase payments have been received during the prior 24 months, and (2) aggregate purchase payments up to the time of termination total less than $2,000, and (3) Contract Value is less than $2,000. Since the charges imposed on such a Contract will be significant, only those with the financial capability to keep an annuity in place for a substantial period should purchase an annuity.

Free-Look Period

         The Contract provides for an initial "free-look" period. The Owner has the right to return the Contract within 10 days of receiving it. In some jurisdictions, this period may be longer than 10 days. When the Company receives the returned Contract at the Home Office or when the sales representative who sold the Contract receives it before the end of this period, the Company will cancel the Contract and refund to the Owner an amount equal to the Contract Value as of the date the returned Contract is received plus any premium taxes deducted. This amount may be more or less than the aggregate amount of purchase payments made up to that time. In certain jurisdictions, the Company is required instead to return aggregate purchase payments to Owners who exercise their free-look right.

Allocation of Purchase Payments

         At the time of application, the Owner selects how the initial Net Purchase Payment is to be allocated among the Subaccounts and the Guaranteed Interest Option . An allocation to a Subaccount must be for at least 5% of a purchase payment and be in whole percentages. An allocation to the Guaranteed Interest Option must be for at least $1,000.

         If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated, as designated by the Owner, to one or more of the Subaccounts or to the Guaranteed Interest Option within two Valuation Days of receipt of such purchase payment by the Company at its Home Office. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

         Notwithstanding the foregoing, in jurisdictions where the Company must refund aggregate purchase payments in the event the Owner exercises the free-look right, any portion of the initial Net Purchase Payment to be allocated to a Subaccount will be allocated to the Money Market Subaccount for a 20-day period following the Contract Date. At the end of that period, the amount in the Money Market Subaccount will be allocated to the Subaccounts as designated by the Owner based on the proportion that the allocation percentage for each such Subaccount bears to the sum of the allocation percentages.

         Any subsequent Net Purchase Payments will be allocated as of the end of the Valuation Period in which the subsequent Net Purchase Payment is received by the Company and will be allocated in accordance with the allocation schedule in effect at the time the purchase payment is received. However, Owners may direct individual payments to a specific Subaccount or to the Guaranteed Interest Option (or any combination thereof) without changing the existing allocation schedule. The allocation schedule may be changed by the Owner at any time by Written Notice. Changing the purchase payment allocation schedule will not change the allocation of existing Contract Value among the Subaccounts or the Guaranteed Interest Option .

         The Contract Values allocated to a Subaccount will vary with that Subaccount's investment experience, and the Owner bears the entire investment risk. Owners should periodically review their purchase payment allocation schedule in light of market conditions and their overall financial objectives.

Variable Contract Value

         The Variable Contract Value will reflect the investment experience of the selected Subaccounts, any Net Purchase Payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Variable Contract Value, and, because a Contract's Variable Contract Value on any future date depends upon a number of variables, it cannot be predetermined.

         Calculation of Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period. The value will be the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying that Subaccount's unit value for the relevant Valuation Period by the number of Accumulation Units of that Subaccount allocated to the Contract.

         Determination of Number of Accumulation Units. Any amounts allocated or transferred to the Subaccounts will be converted into Subaccount Accumulation Units. The number of Accumulation Units to be credited to a Contract is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated or transferred. The number of Accumulation Units in any Subaccount will be increased at the end of the Valuation Period by any Net Purchase Payments allocated to the Subaccount during the current Valuation Period and by any amounts transferred to the Subaccount from another Subaccount or from the Guaranteed Interest Option during the current Valuation Period.

         Any amounts transferred, surrendered or deducted from a Subaccount will be processed by canceling or liquidating Accumulation Units. The number of Accumulation Units to be canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was removed. The number of Accumulation Units in any Subaccount will be decreased at the end of the Valuation Period by: (a) any amounts transferred (including any applicable transfer fee) from that Subaccount to another Subaccount or to the Guaranteed Interest Option, (b) any amounts withdrawn or surrendered during that Valuation Period, (c) any surrender charge, annual Contract fee or premium tax assessed upon a partial withdrawal or surrender, and (d) the annual Contract fee, if assessed during that Valuation Period.

         Determination of Accumulation Unit Value. The Accumulation Unit value for each Subaccount's first Valuation Period was set at $10. The Accumulation Unit value for a Subaccount is calculated for each subsequent Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

         (1)      Is the result of:

                  (a) the net assets of the Subaccount (i.e., the aggregate value of underlying Fund shares or units held by the Subaccount) as of the end of the Valuation Period;

                  (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period that the Company determines to be attributable to the operations of the Subaccount.

         (2) The cumulative unpaid daily charge for mortality and expense risks and for administration multiplied by the number of days in the Valuation Period.

         (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

Transfer Privileges

         General. Before the Annuity Date and subject to the restrictions described below, the Owner may transfer all or part of the amount in a Subaccount or the Guaranteed Interest Option to another Subaccount or the Guaranteed Interest Option .

         Transfers to the Guaranteed Interest Option must be at least $1,000. Transfers out of the Guaranteed Interest Option are only permitted during the 30-day period prior to the expiration of a Guarantee Period. Transfers will be made as of the Valuation Day on which Written Notice requesting such transfer is received by the Company if received before 3:00 p.m. Central Time. Transfers will be made as of the Valuation Day next following the day on which Written Notice requesting such transfer is received if received after 3:00 p.m. Central Time. Subject to the foregoing restrictions, there currently is no limit on the number of transfers that can be made among or between Subaccounts or to or from the Guaranteed Interest Option .


         Transfers may be made based upon instructions given by written request or by telephone. The Company will only honor telephone transfer requests if it has a currently valid telephone transfer authorization form on file signed by the Owner(s). A telephone transfer authorization form received by the Company at the Home Office is valid until it is rescinded or revoked in writing by the Owner(s) or until a subsequently dated form signed by the Owner(s) is received at the Home Office. If a currently valid telephone transfer authorization form is on file, the Company may act upon the instructions of any one Owner. The Company is not responsible for inability to receive an Owner's instructions because of busy telephone lines or malfunctioning telephone equipment.


         The Company will send a written confirmation of all transfers made pursuant to telephone instructions. The Company may also require a form of personal identification prior to acting on instructions received by telephone and tape record instructions received by telephone. If the Company follows these procedures, it will not be liable for any losses to Owners due to unauthorized or fraudulent instructions.

         The Company reserves the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

         Transfer Fee. No charge is made for transfers, however, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract Year. (See "Charges and Deductions.")

         Dollar-Cost Averaging. If elected at the time of the application or at any time thereafter by written request, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. This is known as the dollar-cost averaging method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

         Owners may elect dollar-cost averaging only if their Variable Contract Value in the Money Market Subaccount is at least $5,000 at the time of the election. The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000.


         Once elected, dollar-cost averaging remains in effect until the earliest of these events: (1) the Variable Contract Value in the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by Written Notice or by telephone if the Company has the Owner's telephone authorization form on file; or (3) for three successive months, the Variable Contract Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. The Company reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason.


         Other Types of Automatic Transfers. If elected at the time of the application or at any time thereafter by written request, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be requested on the following basis: (1) as a specified dollar amount, (2) as a specified number of Accumulation Units, (3) as a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

         Owners may elect automatic transfers only if their Variable Contract Value in the Subaccount from which the transfers are to be made is at least $5,000 at the time of the election. The minimum automatic transfer amount is the equivalent of $100 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000. Once elected, automatic transfers remain in effect until the earliest of these events: (1) the Variable Contract Value in the Subaccount from which transfers are being made is depleted to zero; (2) the Owner cancels the election (by Written Notice or by telephone if the Company has the Owner's telephone authorization form on file); or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions the Owner has given to the Company. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to discontinue offering the automatic transfer facility at any time and for any reason.


         Automatic Personal Portfolio Rebalancing Service. If elected at the time of the application or requested at any time thereafter by Written Notice, an Owner may instruct the Company to automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts. Such percentage allocations must be in whole percentages and be at least 5% per allocation. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule.) There is no additional charge for using Variable Contract Value rebalancing.

Surrenders and Partial Withdrawals

         Surrender. At any time before the Annuity Date, the Owner may surrender the Contract for its Surrender Value. The Surrender Value will be determined as of the Valuation Day on the date Written Notice requesting surrender and the Contract are received at the Company's Home Office. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an annuity payment option. A surrender may have adverse federal income tax consequences, including a penalty tax. (See "Taxation of Annuities.")

         Partial Withdrawals. At any time before the Annuity Date, an Owner may make up to two partial withdrawals of the Surrender Value in any Contract Year. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will withdraw the amount requested from the Contract Value as of the Valuation Day Written Notice requesting the partial withdrawal is received. Any applicable interest adjustment will be deducted from the remaining Contract Value. (See "Interest Adjustment.") Any applicable surrender charge also will be deducted from the remaining Contract Value. (See "Surrender Charge.")

         The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or Guarantee Amounts. If the Owner does not so specify, or if the amount in the designated Subaccounts or Guarantee Amount is inadequate to comply with the request, the partial withdrawal will be made from each Subaccount and each Guarantee Amount based on the proportion that the value in such Subaccount or Guarantee Amount bears to the total Contract Value immediately prior to the partial withdrawal.

         A partial withdrawal may have adverse federal income tax consequences, including a penalty tax. (See "Taxation of Annuities.")

         Surrender and Partial Withdrawal Restrictions. The Owner's right to make surrenders and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

         Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.


         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.


         Systematic Withdrawals. If elected at the time of the application or requested at any time thereafter by Written Notice, an Owner may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Under the systematic withdrawal plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual or annual basis) from designated Subaccounts as specified by the Owner. Such withdrawals must be at least $100 each and may only be made from Variable Contract Value. For any Contract, partial withdrawals under the systematic withdrawal plan may only be made from Subaccounts having $5,000 or more of Variable Contract Value at the time of election. Owners must be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. The systematic withdrawal plan is not available to Owners using the dollar-cost averaging facility, the automatic transfer facility, or the automatic purchase payment plan.

         The withdrawals may be requested on the following basis: (1) as a specified dollar amount, (2) as a specified whole number of Accumulation Units,
(3) as a specified whole percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

         Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge). With regard to (4), an Owner may, by Written Notice, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

         There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and Owners should, therefore, consult with their tax adviser before electing to participate in the plan. The Company reserves the right to discontinue offering the systematic withdrawal plan at any time.

Contract Loans



         Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of
1974) may borrow from the Company using their Contracts as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Code. Owners should, therefore, consult their tax and retirement plan advisers prior to taking a Contract loan.

         At any time, Owners may borrow the lesser of (1) the maximum loan amount permitted under the Code, or (2) 90% of the Surrender Value of their Contract. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan. The Company will only make Contract loans after approving a written application by the Owner. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given.

         When a loan is made, the Company transfers an amount equal to the amount borrowed from Variable Contract Value or Guaranteed Interest Option value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Guarantee Account. The Owner must indicate in the loan application from which Subaccounts or Guarantee Amounts, and in what amounts, Contract Value is to be transferred to the Loan Account. In the absence of any such instructions from the Owner, the transfer(s) are made pro-rata from all Subaccounts having Variable Contract Value and from all Guarantee Amounts. Loans may be repaid by the Owner at any time before the Annuity Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Guarantee Accounts designated by the Owner or according to the Owner's current purchase payment allocation instructions.

         The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value or Guaranteed Interest Option Value (as described above for the loan itself) to the Loan Account. This transfer will therefore increase the loan amount.

         If at any time, the loan amount of a Contract exceeds the Surrender Value, the Contract will be in default. In this event, the Company will send a Written Notice of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 60 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 60 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments made no less frequently than quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 60-day grace period from the end of quarter installment due date. If the amount due by the end of the quarter is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

         Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account and the interest rates applicable to Guarantee Accounts do not apply to the portion of Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

Death Benefit Before the Annuity Date

         Death of an Owner. If any Owner dies prior to the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

         The  following  options are available to sole  surviving  Owners or new
Owners:

         (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

         (2)      If the Owner is not the spouse of the deceased Owner:

                  (a) he or she may elect, within 60 days of the date the Company receives Due Proof of Death, to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

                  (b) he or she may elect, within 60 days of the date the Company receives Due Proof of Death, to receive the Surrender Value paid out under one of the annuity payment options;

                  If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

         Death of the Annuitant. If the Annuitant dies before the Annuity Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and beneficiaries also may name successor beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives due proof of the Annuitant's death, to apply the death benefit to an annuity payment option, provided that the Annuity Date selected by the Beneficiary is at least two years after the Contract Date.

         If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

         (1)      payments   under  the  option  begin  within  1  year  of  the
                  Annuitant's death; and

         (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.



                  Death Benefit.

         Old Death Benefit. If the Annuitant is age 75 or younger on the date of death, the death benefit is an amount equal to the greater of:


         (1) aggregate Net Purchase Payments made under the Contract less partial withdrawals as of the date the Company receives Due Proof of Death of the deceased;

         (2) Contract Value as of the date the Company receives due proof of the deceased's death; or

         (3) the death benefit floor amount as of the date of the deceased's death plus any Net Purchase Payments and minus any partial withdrawals made since the most recent death benefit floor computation anniversary prior to death;

less any applicable premium taxes not previously deducted and any outstanding loan amount on the date the death benefit is paid. After the Annuitant's 76th birthday, the death benefit is always equal to the Contract Value as of the date the Company receives due proof of the Annuitant's death less any outstanding loan amount and any applicable premium taxes not previously deducted.


          New Death Benefit. The Death Benefit was revised effective May 1, 1996 and the revised benefit will be implemented and retroactively applied to all Contracts upon approval by the state insurance regulatory body in which the Contract is issued. Prior to approval by the state insurance regulator, the Old Death Benefit in effect prior to May 1, 1996 will be applied. To determine the benefit in your state you may contact the Company at the address and telephone number shown on the first page of this Prospectus. Under the New Death Benefit, the Annuitant is age 75 or younger on the Contract Date, the death benefit is an amount equal to the greater of:

          (1) aggregate Net Purchase Payments made under the Contract less partial withdrawals as of the date the Company receives Due Proof of Death of the deceased;


          (2) Contract Value as of the date the Company receives Due Proof of Death of the deceased's death; or

          (3) the death benefit floor amount as of the date of the deceased's death plus any Net Purchase Payments made and less any partial withdrawals made since the most recent death benefit floor computation anniversary prior to death.;

less any applicable premium taxes not previously deducted and any outstanding loan amount on the date the death benefit is paid. After the Annuitant's 76th birthday, the death benefit is always equal to the Contract Value as of the date the Company receives due proof of the Annuitant's death less any outstanding loan amount and any applicable premium taxes not previously deducted.

         The death benefit floor amount is the Contract Value on the most recent death benefit floor computation anniversary. In states other than Texas, death benefit floor computation anniversaries are the 7th Contract Anniversary and each subsequent 7th Contract Anniversary (for example, the 14th Contract Anniversary, the 21st Contract Anniversary, etc.) (In Texas, the death benefit floor computation anniversaries are the 6th Contract Anniversary and each subsequent 6th Contract Anniversary.)


Death Benefit After the Annuity Date

         If an Owner dies after the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Payee receiving annuity payments becomes the new Owner. Such Owners will have the rights of Owners during the annuity period, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Annuity Date will have the effect stated in the annuity payment option pursuant to which annuity payments are being made.

Annuity Payments on the Annuity Date

         The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Date. For Qualified Contracts, the Annuity Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

         The Owner may change the Annuity Date subject to the following limitations: (1) the Owner's Written Notice must be received at the Home Office at least 30 days before the current Annuity Date, (2) the requested Annuity Date must be a date that is at least 30 days after receipt of the Written Notice, and
(3) the  requested  Annuity  Date must be at least two years after the  Contract
Date.

     Prior  to  the  Annuity  Date,  partial   withdrawals  may  be  made.  (See
"Surrenders and Partial Withdrawals.")

         On the Annuity Date, the adjusted Contract Value will be applied under the life income annuity payment option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. (See "Annuity Payment Options.") In certain states, the Surrender Value will be applied to the annuity payment option rather than the adjusted Contract Value. Unless the Owner instructs the Company otherwise, amounts in the Guaranteed Interest Option will be used to provide a fixed-annuity payment option and amounts in the Variable Account will be used to provide a variable annuity payment option.

         The adjusted Contract Value is the Contract Value:

         (1)      plus or minus any applicable interest adjustment;

         (2) minus any applicable surrender charge if annuity payment option 1 is selected;

         (3) minus the pro-rated portion of the annual Contract fee (unless the Annuity Date falls on the Contract Anniversary);

         (4)      minus any applicable loan amount; and

         (5)      minus any applicable premium taxes not yet deducted.

Payments

         Any surrender, partial withdrawal, Contract loan or death benefit usually will be paid within seven days of receipt of a written request, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

         (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

         (2)      the  SEC  permits  by  an  order  the   postponement  for  the
                  protection of Owners; or

         (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

         If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

         The Company has the right to defer payment of any surrender or partial withdrawal or transfer from the Guaranteed Interest Option for up to six months from the date of receipt of Written Notice for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

Modification

         Upon notice to the Owner, the Company may modify the Contract if:

         (1) necessary to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

         (2) necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

         (3) necessary to reflect a change in the operation of the Variable Account; or


         (4) the modification provides for the addition or substitution of investment options.


         In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

Reports to Owners

         At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Guarantee Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Inquiries

         Inquiries regarding a Contract may be made by writing to the Company at its Home Office.


                         THE GUARANTEED INTEREST OPTION

         THE GUARANTEED INTEREST OPTION VARIES ACCORDING TO THE STATE IN WHICH THE CONTRACT IS ISSUED. SOLELY FOR THE SAKE OF CONVENIENT REFERENCE, STATES HAVE BEEN DIVIDED INTO FOUR CATEGORIES. IN CATEGORY ONE, THE COMPANY OFFERS GUARANTEE PERIODS VARYING IN DURATION FROM ONE YEAR TO 10 YEARS AND THE COMPANY MAY IMPOSE AN INTEREST ADJUSTMENT ON GUARANTEE AMOUNTS WITHDRAWN PRIOR TO THE EXPIRATION OF A GUARANTEE PERIOD. IN CATEGORY TWO, THE COMPANY OFFERS A GUARANTEE PERIOD OF ONE YEAR AND NO INTEREST ADJUSTMENT IS IMPOSED IF GUARANTEE AMOUNTS ARE WITHDRAWN PRIOR TO THE EXPIRATION OF THAT YEAR. IN CATEGORY THREE, THE COMPANY DOES NOT INTEND TO OFFER A GUARANTEED INTEREST OPTION . IN CATEGORY FOUR, THE COMPANY HAS NOT YET DETERMINED THE TYPE OF GUARANTEED INTEREST OPTION THE COMPANY WILL OFFER. TO DETERMINE THE GUARANTEED INTEREST OPTION AVAILABLE IN

YOUR STATE, FIND THE NAME OF YOUR STATE IN THE LISTS OF STATES BELOW. THEN READ ABOUT THE GUARANTEED INTEREST OPTION AVAILABLE IN THAT STATE.

Category 1


         THE COMPANY, IN CATEGORY ONE STATES, OFFERS GUARANTEE PERIODS VARYING IN DURATION FROM ONE YEAR TO 10 YEARS AND THE COMPANY MAY IMPOSE AN INTEREST ADJUSTMENT ON GUARANTEE AMOUNTS WITHDRAWN PRIOR TO THE EXPIRATION OF A GUARANTEE PERIOD. CATEGORY ONE STATES ARE: ALABAMA, ALASKA, ARIZONA, ARKANSAS, CALIFORNIA, COLORADO, CONNECTICUT, DELAWARE, FLORIDA, GEORGIA, HAWAII, IDAHO, ILLINOIS, INDIANA, IOWA, KANSAS, KENTUCKY, LOUISIANA, MAINE, MASSACHUSETTS, MICHIGAN, MINNESOTA, MISSISSIPPI, MISSOURI, MONTANA, NEBRASKA, NEVADA, NEW MEXICO, NORTH CAROLINA, NORTH DAKOTA, OHIO, OKLAHOMA, RHODE ISLAND, SOUTH CAROLINA, SOUTH DAKOTA, TENNESSEE, VERMONT, VIRGINIA, WEST VIRGINIA, AND WYOMING.


         An Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option, which is part of the Company's General Account and pays interest at declared rates guaranteed for selected periods of time of from one to ten years. The principal, after deductions, is also guaranteed. The Company's General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, the Company assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations. The Guaranteed Interest Option may not be available in all states.

         The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Guaranteed Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value

         The portion of the Contract Value allocated to the Guaranteed Interest Option is the Guaranteed Interest Option value which is credited with interest, as described below. The Guaranteed Interest Option value reflects interest credited to Contract Value in Guarantee Periods, Net Purchase Payments allocated to or Contract Value transferred to Guarantee Periods, transfers of Contract
Value out of Guarantee Periods, surrenders and partial withdrawals from Guarantee Periods (including related interest adjustments) and charges assessed in connection with the Contract. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods

         From time to time the Company will offer to credit Guaranteed Interest Option value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Guarantee Periods. The Company may offer one or more Guarantee Periods of one to ten years' duration at any time but will always offer a Guarantee Period of one year. The Company will publish an effective annual interest rate applicable to each Guarantee Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Guarantee Period are guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn from the Guarantee Period or surrendered). The interest rates available at any time will vary with the number of years in the Guarantee Period but will always be equal to or greater than an effective annual rate of 3%.

         Guarantee Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of years in the period has elapsed. The last day of the period is the expiration date for the period. Owners may not select Guarantee Periods with expiration dates later than the Contract's current Annuity Date. During the 30-day period prior to the expiration of a Guarantee Period, the Owner may transfer the Guarantee Amount related to that Guarantee Period to any new Guarantee Period or Subaccount available at that time. If, at the expiration of a Guarantee Period, less than one year remains until the Annuity Date, the Company will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period. The Company will notify Owners of the available Guarantee Periods and Subaccounts 30 days prior to the expiration of a Guarantee Period.

         If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date the Company will invest the Guarantee Amount in another Guarantee Period of the same duration as the expiring period. If no Guarantee Period of equal duration is available at that time, the Company will reinvest the Guarantee Amount in the next shortest Guarantee Period available. If either of such default Guarantee Periods would extend beyond the Annuity Date of the Contract, the Company will reinvest the Guarantee Amount in the Guarantee Period of the longest duration that expires before the Annuity Date.

         The Company intends to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum guaranteed rate.

Net Purchase Payment Preservation Program


         An Owner may elect to allocate the initial Net Purchase Payment under a Contract between the Guaranteed Interest Option and the Variable Account in such a manner that the portion of the initial Net Purchase Payment, when allocated to the appropriate Guarantee Period, will earn a guaranteed return (if left in that Guarantee Period until the expiration of the period) such that, at the end of the Guarantee Period, the Guarantee Amount equals the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, the Company will inform an Owner of the portion of any Net Purchase Payment that must be allocated to a particular Guarantee Period to achieve this result.


Interest Adjustment

         The Company will impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an annuity payment option from a Guarantee Period prior to the expiration of the period except when such a withdrawal, surrender or annuitization occurs during the 30-day period prior to the expiration of the period. The interest adjustment is calculated by multiplying the amount surrendered, withdrawn or annuitized by the following factor:

                              0.70 x (I - J) x n/12

         Where:

                  I = the guaranteed interest rate then being offered for a new Guarantee Period equal in duration to the period from which the Guarantee Amount is being withdrawn, surrendered or annuitized. If a Guarantee Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed rates for periods then available. If the Guarantee Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Guarantee Period plus the interest adjustment reference factor shown on the Contract data page. If no published rates are available for maturities equal to the duration of the appropriate Guarantee Period, linear interpolation of other published rates will be used.

                  J = the guaranteed interest rate then being credited to the Guarantee Amount being withdrawn, surrendered or annuitized.

                  n = the number of complete months remaining until the expiration of the Guarantee Period.

The interest adjustment will reflect the relationship between I, J and n. At a time when I exceeds J, the interest adjustment will reduce the portion of any Guarantee Amount available for withdrawal, surrender or annuitization. At a time when J exceeds I, the interest adjustment will increase the portion of any Guarantee Amount available for withdrawal, surrender or annuitization. Moreover, the interest adjustment will only operate to increase or reduce credited interest in an amount equal to the excess of 3% per year on a Guarantee Amount at the beginning of any Guarantee Period.

         The interest adjustment is calculated separately for each Guarantee Amount and is applied before any surrender charge. Owners must instruct the Company as to which Guarantee Periods should be withdrawn or surrendered. Within any Guarantee Period, Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The adjustment does not apply to the calculation of a death benefit or to amounts deducted from Guaranteed Interest Option value by the Company as fees or charges. In addition, the sum of the surrender charge and interest adjustment for a Guarantee Amount withdrawn or surrendered will not exceed 10% of the Guarantee Amount withdrawn or surrendered.

         Any applicable interest adjustment(s) will be deducted from or added to the remaining Guarantee Amount(s), if any, or from all remaining Guarantee Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Guarantee Amount, the Guaranteed Interest Option value would be insufficient to permit the deduction of the interest adjustment from any remaining Guarantee Amounts, then the Company will not permit the partial withdrawal.

         The imposition of an interest adjustment may have significant federal income tax consequences. (See "Taxation of Annuities.")

Category 2

         THE COMPANY, IN CATEGORY TWO STATES, OFFERS A GUARANTEE PERIOD OF ONE YEAR AND NO INTEREST ADJUSTMENT IS IMPOSED IF GUARANTEE AMOUNTS ARE WITHDRAWN PRIOR TO THE EXPIRATION OF THAT YEAR. CATEGORY TWO STATES ARE: PENNSYLVANIA, TEXAS, UTAH AND WISCONSIN.

         An Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option which is part of the Company's General Account and pays interest at declared rates guaranteed for one year periods. The principal, after deductions, is also guaranteed. The Company's General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, the Company assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations. The Guaranteed Interest Option may not be available in all states.

         The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Guaranteed Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value


         The Guaranteed Interest Option value is the portion of the Contract Value allocated to the Guaranteed Interest Option. The Guaranteed Interest Option value reflects Net Purchase Payments allocated to and Contract Value transferred to Guarantee Accounts, interest credited to Contract Value in Guarantee Accounts, transfers of Contract Value out of Guarantee Accounts, surrenders and partial withdrawals from Guarantee Accounts and charges assessed in connection with the Contract. Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods

         From time to time the Company will offer to credit Guaranteed Interest Option value with interest at a specific rate guaranteed for the following one year period. The one year period is known as a Guarantee Period. The Company will publish the effective annual interest rate applicable to each Guarantee Period. Net Purchase Payments allocated and Contract Value transferred to a Guarantee Account are guaranteed to earn that rate of interest during the period

(provided that such payments and Contract Value are not withdrawn from the Guarantee Account or surrendered). The interest rate will always be equal to or greater than an effective annual rate of 3%.

         A Guarantee Period begins as of the date Net Purchase Payments or transfers of Contract Value are made to the Guarantee Account and ends when 365 days have passed. The last day of the 365 day period is the expiration date for the Guarantee Period. During the 30-day period prior to the expiration date, the Owner may transfer the Guarantee Amount related to that Guarantee Period to a new one year Guarantee Period or to any Subaccount available at that time. Thirty days prior to the expiration of a Guarantee Period, the Company will notify Owners of the interest rates applicable to the upcoming Period. If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date the Company will invest the Guarantee Amount in another one year Guarantee Period at the guaranteed rate then offered. If less than one year remains until the Annuity Date, the Company will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period.


         The Company intends to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum guaranteed rate.

         The Company will not impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an annuity payment option from a one year Guarantee Period.

Net Purchase Payment Preservation Program


         An Owner may elect to allocate the initial Net Purchase Payment under a Contract between the Guaranteed Interest Option and the Variable Account in such a manner that the portion of the initial Net Purchase Payment allocated to the Guarantee Period will earn a guaranteed return (if left in the Guarantee Period until the expiration date) such that, at the end of the Guarantee Period, the Guarantee Amount will equal the initial Net Purchase Payment. This permits the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, the Company will inform an Owner of the portion of any initial Net Purchase Payment that must be allocated to a one year Guarantee Period to achieve this result.


Category 3

         THE COMPANY  DOES NOT INTEND TO OFFER A GUARANTEED  INTEREST  OPTION IN
CATEGORY  THREE  STATES.  CATEGORY  THREE  STATES  ARE:  MARYLAND,   OREGON  AND
WASHINGTON.

Category 4


         THE COMPANY HAS NOT YET DETERMINED THE TYPE OF GUARANTEED INTEREST OPTION THE COMPANY WILL OFFER IN CATEGORY FOUR STATES. CATEGORY FOUR STATES, AS OF MAY 1, 1996, ARE: DISTRICT OF COLUMBIA, NEW HAMPSHIRE AND NEW JERSEY. THE COMPANY, UPON REQUEST, WILL PROVIDE CURRENT INFORMATION ABOUT THE GUARANTEED INTEREST OPTION AVAILABLE IN THESE STATES.


                             CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

         General. No charge for sales expenses is deducted from purchase payments at the time purchase payments are paid. However, within certain time limits described below, a surrender charge (contingent deferred sales charge) is deducted from the Contract Value if a partial withdrawal or surrender is made before the Annuity Date. Also, a surrender charge is deducted from amounts applied to annuity payment option 1. (See "Annuity Payments on the Annuity Date.")

         In the event surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough to cover such expenses, the excess will be retained by the Company. The Company does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from the Company's general assets which may include amounts derived from the mortality and expense risk charge.

         Charge for Partial Withdrawal or Surrender. A charge is imposed on the partial withdrawal or surrender of purchase payments within seven years of their having been received by the Company. The surrender charge is the percentage of each such purchase payment specified in the table below and is separately calculated and applied to each purchase payment at any time when that purchase payment is withdrawn or surrendered. No surrender charge applies to Contract Value in excess of aggregate purchase payments. The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.

        Number of Full Years Between
        Date of Purchase Payment and       Charge as Percentage
             Date of Surrender             of Purchase Payment
             -----------------             -------------------

                    0                              7%
                    1                              6%
                    2                              5%
                    3                              4%
                    4                              3%
                    5                              2%
                    6                              1%
                    7 +                            0%

         Any applicable surrender charge is deducted pro-rata from the remaining Variable Contract Value in the Subaccounts from which the withdrawal is made or the remaining Guaranteed Interest Option value from the Guarantee Amounts from which the withdrawal is made. If such remaining Variable Contract Value or Guaranteed Interest Option value is insufficient for this purpose, the surrender charge is deducted pro-rata from all Subaccounts and Guarantee Amounts under the Contract.

         Amounts Not Subject to Surrender Charge. In each Contract Year, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.

         Waiver of Surrender Charge. In most states, the Contract provides that, upon Written Notice from the Owner before the Annuity Date, the surrender charge will be waived on any partial withdrawal or surrender if the Annuitant is confined to a nursing home or hospital (as described in the Contract) or becomes terminally ill (as described in the Contract). This waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. As of January 1, 1995, those states include Kansas, Pennsylvania, and Texas.

Annual Contract Fee


         On each Contract Anniversary prior to the Annuity Date, the Company deducts from the Variable Contract Value an annual Contract fee of $30 to reimburse it for administrative expenses relating to the Contract. The fee is deducted from each Subaccount and from the Guaranteed Interest Option based on the proportion that the value of the Subaccount and the Guaranteed Interest Option bear to the total Contract Value. (In Texas and South Carolina, the fee is deducted from each Subaccount based on the proportion that the value of the Subaccount bears to the total Variable Contract Value.) The Company does not expect to make a profit on this fee. The annual Contract fee also is deducted upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon annuitization. After the Annuity Date, the annual Contract fee is deducted from variable annuity payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $25,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Annuity Date when a Contract with a Contract Value of $25,000 or more has been annuitized.

Asset-Based Administration Charge

         The Company deducts a daily administration charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. The Company does not expect to make a profit from this charge.

Transfer Processing Fee

         Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract Year. For the purpose of assessing such a transfer fee, each written request would be considered to be one transfer, regardless of the number of Subaccounts or Guarantee Amounts affected by the transfer. The transfer fee would be deducted from the Subaccount or Guarantee Amount from which the transfer is made. If a transfer is made from more than one Subaccount or Guarantee Amount at the same time, the transfer fee would be deducted pro-rata from the remaining Variable Contract Value in such Subaccount(s) or from the remaining Guarantee Amount.

Mortality and Expense Risk Charge

         To compensate the Company for assuming mortality and expense risks, the Company deducts a daily mortality and expense risk charge from the assets of the Variable Account. The charge is at a daily rate of 0.003425%. On an annual basis, this equates to 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk).

         The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

         If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risks undertaken by the Company, the Company will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of sales expenses.

Fund Expenses

         Because the Variable Account purchases shares or units of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by such Funds. See the accompanying current prospectuses for Ultra Series Fund, T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust.

Premium Taxes

         Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other government units within a state may levy such taxes. The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, the jurisdiction may require payment (a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from adjusted Contract Value upon application to an annuity payment option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax from the Owner's Contract Value until the Contract is annuitized. (In Pennsylvania, premium tax is also deducted when the Contract is terminated by surrender or death.)

         The Company, upon request, will provide current premium tax rates. To obtain this information, contact the Company at the address and telephone number shown on the first page of this prospectus. As of January 1, 1996, the Contracts offered by this Prospectus were subject to tax in the states shown below:

                             Non-
State                        Qualified     Qualified
-----                        ---------     ---------
California                   2.35%         0.50%
District of Columbia         2.25%         2.25%
Kansas                       2.00%         0.00%
Kentucky                     2.00%         2.00%
Maine                        2.00%         0.00%
Nevada                       3.50%         0.00%
South Dakota                 1.25%         0.00%
West Virginia                1.00%         1.00%
Wyoming                      1.00%         0.00%



Other Taxes

         Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by the Company of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.


                             ANNUITY PAYMENT OPTIONS

Election of Annuity Payment Options

         On the Annuity Date, the adjusted Contract Value will be applied under an annuity payment option, unless the Owner elects to receive the Surrender Value in a single sum. (See "Annuity Payments on the Annuity Date.") If an election of an annuity payment option is not on file at the Company's Home Office on the Annuity Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An annuity payment option may be elected, revoked, or changed by the Owner at any time before the Annuity Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Notice signed by the Owner and/or Beneficiary, as appropriate. The Owner may elect to apply any portion of the adjusted Contract Value to provide either variable annuity payments or fixed annuity payments or a combination of both.

         Prior to the Annuity Date, the Owner can apply the entire Surrender Value under an annuity payment option, or a Beneficiary can apply the death benefit under an annuity payment option. The annuity payment options available are described below.

         The Company reserves the right to refuse the election of an annuity payment option other than paying the adjusted Contract Value in a lump sum if the total amount applied to an annuity payment option would be less than $2,500, or each annuity payment would be less than $25.00.

Fixed Annuity Payments

         Fixed annuity payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the annuity payment option chosen, the age of the Annuitant, the sex of the Annuitant (if applicable), the amount applied to purchase the annuity payments and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. The Company may, in its sole discretion, make annuity payments in an amount based on a higher interest rate.

Variable Annuity Payments

         The dollar amount of the first variable annuity payment is determined in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a particular annuity payment option, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming such fixed payment is based on the minimum guaranteed 3.5% interest rate) would be the same. Variable annuity payments after the first payment are similar to fixed annuity payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

         The net investment performance of a Subaccount is translated into a variation in the amount of variable annuity payments through the use of Annuity Units. The amount of the first variable annuity payment associated with each Subaccount is applied to purchase Annuity Units at the Annuity Unit value for the Subaccount on the Annuity Date. The number of Annuity Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Annuity Units is made as described below. Each Subaccount has a separate Annuity Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

         The dollar value of each variable annuity payment after the first is equal to the sum of the amounts determined by multiplying the number of Annuity Units under a Contract of a particular Subaccount by the Annuity Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

         After the Annuity Date, a Payee may change the selected Subaccount(s) by Written Notice up to four times per Contract Year. Such a change will be made by exchanging Annuity Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Annuity Unit value calculations and variable annuity payment calculations.

Description of Annuity Payment Options

         Option 1 - Interest Income. (Fixed Annuity Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 3.5%. Interest will be paid every month or every 12 months as the Owner or Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time.
This option may not be available in all states.

         Option 2 - Income For a Fixed Term. (Fixed Annuity Payments Only) The proceeds are paid out in equal monthly installments for a fixed number of years between 5 and 30. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

         Option 3A - Life Income With Specified Number of Years Guaranteed. The proceeds are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


         Option 3B - Life Income With Special Specified Number of Years Guaranteed. (Fixed Annuity Payments Only) The same as Option 3A except that the specified number of years selected is at least that which is necessary for the total of all guaranteed payments to equal the amount of proceed applied under this option.


         Option 3C - Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Payee. Under this option, a Payee could receive only one payment if the Annuitant dies after the first payment, two payments if the Annuitant dies after the second payment, etc.

         Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. The proceeds are paid out in monthly installments for as long as either of two joint Payees (Annuitants) remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

         The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Payee's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

         Alternate Payment Option. In lieu of one of the above options, the adjusted Contract Value or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

                            YIELDS AND TOTAL RETURNS

         From time to time, the Company may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. The Company also may, from time to time, advertise or include in sales literature Subaccount performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance appears in the Statement of Additional Information.

         Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Fund. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds.

         The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


         The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each month over a 12-month period and is shown as a percentage of the investment.


         The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. For periods prior to the date the Variable Account commenced operations, performance information will be calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. When a Subaccount or Fund has been in operation for one, five, and ten years, respectively, the total returns for these periods will be provided.

         The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

         In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, the Company may from time to time disclose cumulative total returns for Contracts funded by Subaccounts.

         From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

         Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

         In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

         Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS's rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which Funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.


         Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for transaction costs or expenses of operating and managing an investment portfolio. The Lehman Bond Indexes represent unmanaged groups of securities of various issuers and terms to maturity which are representative of bond market performance. The Consumer Price Index is a statistical measure of changes in the prices of goods and services over time published by the U.S. Bureau of Labor Statistics. Lipper Performance Summary Averages represent the average annual total return of all the funds (within a specified investment category) that are covered by the Lipper Analytical Services Variable Insurance Products Performance Analysis Service. Other independent ranking services and indices may also be used for performance comparisons.

         The Company may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested on a tax-deferred basis which can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.



                               FEDERAL TAX MATTERS

                     The Following Discussion is General and
                          Is Not Intended as Tax Advice

Introduction

         This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity Contract issued by the Company. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

         Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

         In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contractowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

         The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Subaccounts in which to allocate Net Purchase Payments and Contract Values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contractowner from being considered the Owner of the assets of the Variable Account.


         Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated annuitant" and which is distributed over the life of such annuitant or over a period not extending beyond the life expectancy of that annuitant, provided that such distributions begin within one year of that owner's death. The owner's "designated annuitant" is the person designated by such owner as an annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's "designated annuitant" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.


         The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

         Other rules may apply to Qualified Contracts.

         The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

Taxation of Annuities

         In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

         Any annuity contract Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

         The following discussion generally applies to Contracts owned by natural persons.

         Partial Withdrawals. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

         In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. With respect to a Non-Qualified Contract, partial withdrawals are generally treated as taxable income to the extent that the Contract Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The Contract Value immediately before a partial withdrawal may have to be increased by any positive interest adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of interest adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an interest adjustment. Surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

         In the case of a full surrender under a qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."


         Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

         Annuity Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.


         Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

         Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

         (1)      made on or after the taxpayer reaches age 59 1/2;

         (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

         (3)      attributable to the taxpayer's becoming disabled;

         (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

         (5)      made  under  certain   annuities  issued  in  connection  with
                  structured settlement agreements; and

         (6) made under an annuity contract that is purchased with a single purchase payment when the Annuity Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the annuity payment period.

         Other tax penalties may apply to certain distributions under a Qualified Contract.

         Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Congress may consider more proposed legislation regarding taxation of annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

Transfers, Assignments or Exchanges of a Contract


         A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain
Annuity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

Withholding

         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally may elect not to have tax withheld from distributions. Effective
January 1, 1993, distributions from certain qualified plans are generally subject to mandatory withholding. Certain states also require withholding of state income tax whenever federal income tax is withheld.


Multiple Contracts

         All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). The effects of this rule are not yet clear; however, it could affect the point where income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a contractowner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans

         The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contractowners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plan.

         Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.


         Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible, and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.


         Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (social security) tax. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to loan amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan.

         Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts distributed under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Possible Charge for the Company's Taxes

         At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

         As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.


                          DISTRIBUTION OF THE CONTRACTS

         The Contracts will be offered to the public on a continuous basis. The Company does not anticipate discontinuing the offering of the Contracts, but reserves the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's variable annuity Contracts and who are also registered representatives of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or broker-dealers having selling agreements with CUNA Brokerage or broker-dealers having selling agreements with such broker-dealers. CUNA Brokerage is an indirect wholly-owned subsidiary of CUNA Mutual and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

         CUNA Brokerage acts as the principal underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account pursuant to an underwriting agreement between the Company and CUNA Brokerage. CUNA Brokerage is not obligated to sell any specific number of Contracts. CUNA Brokerage maintains an Office of Supervisory Jurisdiction at the same address as the Company. CUNA Brokerage's principal business address is the same as that of CUNA Mutual.

         The Company may pay sales commissions to broker-dealers up to an amount equal to 6% of the purchase payments paid under a Contract. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under "Charges and Deductions."


                                LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                  VOTING RIGHTS

         In accordance with its view of current applicable law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

         The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each Subaccount of the Variable Account, and may include fractional votes. Prior to the Annuity Date, an Owner holds a voting interest in each Subaccount to which the Contract Value is allocated. After the Annuity Date, the Annuitant has a voting interest in each Subaccount from which variable annuity payments are made.

         For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Contract Value attributable to that Owner's Contract in that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. For each Annuitant, the number of votes attributable to a Subaccount will be determined by dividing the liability for future variable annuity payments to be paid from that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the 3.5% assumed investment rate used in determining the number of Annuity Units of that Subaccount credited to the Annuitant's Contract and the Annuity Unit value of that Subaccount on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

         The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Annuitant having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

         Fund shares for which no timely instructions are received and shares held by the Company in a Subaccount for which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.

                                COMPANY HOLIDAYS

         The Company is closed on the following holidays: (1) for Thanksgiving, the day immediately following; (2) for Christmas, the final scheduled work day preceding; and (3) for New Year's Day and Independence Day, the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS

         The audited financial statements of the Variable Account as of December 31, 1995, including a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, and accompanying notes, are included in the Statement of Additional Information.

         The audited balance sheets for the Company as of December 31, 1995 and 1994 and the related statutory basis statements of operations, changes in net worth, and cash flows for the years ended December 31, 1995, 1994, and 1993 as well as the Independent Auditors' Report are contained in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


ADDITIONAL CONTRACT PROVISIONS.............................................B-1

THE CONTRACT...............................................................B-1
INCONTESTABILITY...........................................................B-1
MISSTATEMENT OF AGE OR SEX.................................................B-1
PARTICIPATION..............................................................B-1

CALCULATION OF YIELDS AND TOTAL RETURNS....................................B-1

MONEY MARKET SUBACCOUNT YIELDS.............................................B-1
OTHER SUBACCOUNT YIELDS....................................................B-2
AVERAGE ANNUAL TOTAL RETURNS...............................................B-3
OTHER TOTAL RETURNS........................................................B-5
EFFECT OF THE ANNUAL CONTRACT FEE ON PERFORMANCE DATA......................B-6

VARIABLE ANNUITY PAYMENTS..................................................B-6

ASSUMED INVESTMENT RATE....................................................B-6
AMOUNT OF VARIABLE ANNUITY PAYMENTS........................................B-6
ANNUITY UNIT VALUE.........................................................B-7

TERMINATION OF PARTICIPATION AGREEMENTS....................................B-8

T. ROWE PRICE INTERNATIONAL SERIES, INC....................................B-8
MFS VARIABLE INSURANCE TRUST...............................................B-8

LEGAL MATTERS..............................................................B-9


EXPERTS....................................................................B-9


OTHER INFORMATION..........................................................B-9


FINANCIAL STATEMENTS.......................................................B-9

CENTURY VARIABLE ANNUITY ACCOUNT..........................................B-11
CENTURY LIFE OF AMERICA...................................................B-12


You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the address or telephone number shown at the beginning of this Prospectus.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                             Century Life of America
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800)-798-5500

                        CENTURY VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract


         This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by Century Life of America (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract and Ultra Series Fund, T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                   May 1, 1996

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


ADDITIONAL CONTRACT PROVISIONS...............................................B-1

         THE CONTRACT........................................................B-1
         INCONTESTABILITY....................................................B-1
         MISSTATEMENT OF AGE OR SEX..........................................B-1
         PARTICIPATION.......................................................B-1

CALCULATION OF YIELDS AND TOTAL RETURNS......................................B-1

         MONEY MARKET SUBACCOUNT YIELDS......................................B-1
         OTHER SUBACCOUNT YIELDS.............................................B-2
         AVERAGE ANNUAL TOTAL RETURNS........................................B-3
         OTHER TOTAL RETURNS.................................................B-5
         EFFECT OF THE ANNUAL CONTRACT FEE ON PERFORMANCE DATA...............B-6

VARIABLE ANNUITY PAYMENTS....................................................B-6

         ASSUMED INVESTMENT RATE.............................................B-6
         AMOUNT OF VARIABLE ANNUITY PAYMENTS.................................B-6
         ANNUITY UNIT VALUE..................................................B-7

TERMINATION OF PARTICIPATION AGREEMENTS......................................B-8

         T. ROWE PRICE INTERNATIONAL SERIES, INC.............................B-8
         MFS VARIABLE INSURANCE TRUST........................................B-8

LEGAL MATTERS................................................................B-9

EXPERTS......................................................................B-9

OTHER INFORMATION............................................................B-9

FINANCIAL STATEMENTS.........................................................B-9

         CENTURY VARIABLE ANNUITY ACCOUNT...................................B-11
         CENTURY LIFE OF AMERICA............................................B-12

                         ADDITIONAL CONTRACT PROVISIONS

The Contract

         The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are deemed representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

         The Company will not contest the Contract.

Misstatement of Age or Sex

         If the age or sex (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and sex (if applicable).

Participation

         The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each annuity payment.


                     CALCULATION OF YIELDS AND TOTAL RETURNS

         From time to time, the Company may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Money Market Subaccount Yields

         From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Ultra Series Fund's Money Market Fund or on that Fund's portfolio securities.

         This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual Contract fee; 2) the mortality and expense risk charge; and (3) the asset-based administration charge. For purposes of calculating current yields for a Contract, an average per unit Contract fee is used based on the $30 annual Contract fee deducted at the end of each Contract Year. Current Yield is calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

         Where:

         NCS  =   the  net  change  in  the  value  of  the  Money  Market  Fund
                  (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

         ES  =    per unit expenses attributable to the hypothetical account for the seven-day period.

         UV  =    the unit value for the first day of the seven-day period.

                                      365/7

         Effective yield = (1 + ((NCS-ES)/UV)) -  1

         Where:

         NCS  =   the  net  change  in  the  value  of  the  Money  Market  Fund
                  (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

         ES   =   per unit expenses attributable to the hypothetical account for the seven-day period.

         UV   =   the unit value for the first day of the seven-day period.

         Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

         The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

         Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Other Subaccount Yields

         From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

         The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the annual contract fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a contract fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average contract fee based on the average Contract Value in the Variable Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

         Yield  =  2 X (((NI - ES)/(U X UV) + 1)6 - 1)

         Where:

         NI  =    net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's units.

         ES  =    expenses of the Subaccount for the 30-day or one-month period.

         U   =    the average number of units outstanding.

         UV  =    the unit value at the close  (highest)  of the last day in the
                  30-day or one-month period.

         Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

         The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

         Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Average Annual Total Returns

         From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

         When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

         Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

         Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annual Contract fee. The calculation assumes that the Contract fee is $30 per year per Contract deducted at the end of each Contract year. For purposes of calculating average annual total return, an average per-dollar per-day Contract fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The total return is calculated according to the following formula:

         TR       =        ((ERV/P)1/N) - 1

         Where:

         TR  =    the average  annual total return net of  Subaccount  recurring charges.

         ERV = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

         P   =    a hypothetical initial payment of $1,000.

         N   =    the number of years in the period.



         Such average annual total return information for the Subaccounts is as follows:

         Period Since Inception
         Subaccount              6/30/94 to 12/31/95      12/31/94 to 12/31/95
         ----------              -------------------      --------------------

         Capital Appreciation             14.17%                    22.55%
         Growth and Income                13.36%                    23.48%
         Balanced                          8.37%                    14.08%
         Bond                              4.97%                     8.43%
         Money Market                      -.06%                    -2.59%
         International Stock               2.50%                     3.28%
         World Governments                 4.54%                     6.35%


         From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information is calculated only for those Funds with a commencement date in January 1994 or earlier. The Growth & Income, Balanced, Bond, and Money Market Funds commenced operations in January 1985. The Capital Appreciation Fund commenced operations in January 1994. The International Stock Portfolio of the T. Rowe Price International Series, Inc. commenced operations in March of 1994. The MFS World Governments Series and MFS

Emerging Growth Series of the MFS Variable Insurance Trust commenced operations in June of 1994 and July of 1995 respectively.


         Performance information for the Subaccounts for periods prior to the inception of the Variable Account is calculated according to the formula shown on the previous page, based on the performance of the Funds and the assumption that the corresponding Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.

         Such average annual total return information for the Subaccounts is as follows:


                          For the       For the      For the     For the period
                          1-year        5-year       10-Year     from date
                          period        period       period      of inception
                          ended         ended        ended       of fund to
 Subaccount               12/31/95      12/31/95     12/31/95    12/31/95
 ----------               --------      --------     --------    --------

 Capital Appreciation       22.55%        N/A           N/A       13.30%
 Growth and Income          23.48%       13.43%       11.18%      12.12%
 Balanced                   14.08%        9.14%        8.95%       9.87%
 Bond                        8.43%        6.37%        6.73%       7.64%
 Money Market               -2.59%        1.94%        4.05%       4.20%


Other Total Returns

         From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.


         Such average annual total return information for the Subaccounts is as follows:

                                 Period Since Inception
         Subaccount              6/30/94 to 12/31/95       12/31/94 to 12/31/95
         ----------              -------------------       --------------------
         Capital Appreciation                17.30%                  28.84%
         Growth and Income                   16.50%                  29.78%
         Balanced                            11.60%                  20.38%
         Bond                                 8.26%                  14.73%
         Money Market                         3.31%                   3.71%
         International Stock                  5.83%                   9.58%
         World Governments                    7.83%                  12.65%


         The chart below corresponds to the chart on the previous page showing returns for periods prior to the date the Variable Account commenced operations, except that the chart below does not reflect the surrender charge. Such average annual total return information for the Subaccounts is as follows:

                       For the     For the      For the       For the period
                       1-year      5-year       10-Year       from date
                       period      period       period        of inception
                       ended       ended        ended         of fund to
Subaccount             12/31/95    12/31/95     12/31/95      12/31/95
----------             --------    --------     --------      --------
Capital Appreciation     28.84%       N/A          N/A         15.67%
Growth and Income        29.78%      13.75%      11.18%        12.12%
Balanced                 20.38%       9.52%       8.95%         9.87%
Bond                     14.73%       6.79%       6.73%         7.64%
Money Market              3.71%       2.43%       4.05%         4.20%


         The Company may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

         CTR      =        (ERV/P) - 1

         Where:

         CTR  =   The  cumulative  total  return  net  of  Subaccount  recurring charges for the period.

         ERV  =   The ending redeemable value of the hypothetical  investment at the end of the period.

         P    =   A hypothetical single payment of $1,000.

Effect of the Annual Contract Fee on Performance Data

         The Contract provides for a $30 annual Contract fee to be deducted annually at the end of each Contract Year, from the Subaccounts based on the proportion of the Variable Contract Value invested in each such Subaccount. For purposes of reflecting the contract fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                            VARIABLE ANNUITY PAYMENTS

Assumed Investment Rate

         The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Annuity Payments

         The amount of the first variable annuity payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Date, the annuity payment option selected, and the age and sex (if, applicable) of the

Annuitant. The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.


         The portion of the first monthly variable annuity payment derived from a Subaccount is divided by the Annuity Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Annuity Units for Annuity Units of another Subaccount.


         In any subsequent month, for any Contract, the dollar amount of the variable annuity payment derived from each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount attributable to that Contract by the value of such Annuity Unit at the end of the Valuation Period immediately preceding the date of such payment.

         The Annuity Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable annuity payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of annuity payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable annuity payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

Annuity Unit Value

         The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Annuity Unit value for each Subaccount's first Valuation Period was set at $100. The Annuity Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

         (1)      is the  Accumulation  Unit  value  for the  current  Valuation
                  Period;

         (2) is the Accumulation Unit value for the immediately preceding Valuation Period;

         (3) is the Annuity Unit value for the immediately preceding Valuation Period; and

         (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable annuity payment.

         The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit value and the amount of several variable annuity payments based on one Subaccount.

                Illustration of Calculation of Annuity Unit Value

1.  Accumulation Unit value for current Valuation Period                   12.56
2.  Accumulation Unit value for immediately preceding Valuation Period     12.55

3.  Annuity Unit value for immediately preceding Valuation Period         103.41
4.  Factor to compensate for the assumed investment rate of 3.5%      0.99990575
5.  Annuity Unit value of current Valuation Period ((1)/(2))x(3)x(4)      103.48

                    Illustration of Variable Annuity Payments

1.   Number of Accumulation Units at Annuity Date                       1,000.00
2.   Accumulation Unit value                                          $    18.00
3.   Adjusted Contract Value (1)x(2)                                  $18,000.00
4.   First monthly annuity payment per $1,000 of adj. Contract Value  $     5.63
5.   First monthly annuity payment (3)x(4) / 1,000                    $   101.34
6.   Annuity Unit value                                               $    98.00
7.   Number of Annuity Units (5)/(6)                                       1.034
8.   Assume Annuity Unit value for second month equal to              $    99.70
9.   Second monthly annuity payment (7)x(8)                           $   103.09
10.  Assume Annuity Unit value for third month equal to               $    95.30
11.  Third monthly annuity payment (7)x(10)                           $    98.54


                     TERMINATION OF PARTICIPATION AGREEMENTS

         The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

T. Rowe Price International Series, Inc.

         The  agreement  between  the  Company  and T. Rowe Price  International
Series, Inc. (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator or in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, (2) by the Company upon Written Notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in conformity with applicable laws or such laws preclude the use of such shares as investment media for the Contracts, (3) by the Company upon Written Notice to the other parties in the event that the Fund fails to meet certain Code requirements described in the agreement, (4) by T. Rowe Price International
Series, Inc. or its principal underwriter upon 45 days written notice to the Company in the event that the Company serves notice that the Fund's shares are not reasonably available to it to meet the requirements of the Contracts, and
(5) by T. Rowe Price International Series, Inc. or its principal underwriter upon written notice to the Company in the event that the Contracts fail to meet certain Code requirements described in the agreement.

MFS Variable Insurance Trust

         The agreement between the Company and MFS Variable Insurance Trust (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or (subject to certain conditions) in the event that the Company should substitute shares of another Fund for the Fund, (2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement, (3) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not appropriate funding vehicles for the Contracts, and (4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment.

                                  LEGAL MATTERS

         All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Barbara L. Secor, Esquire, Assistant Vice President and Associate General Counsel of the Company.

                                     EXPERTS


         The financial statements of the Variable Account as of December 31, 1995, including a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, and accompanying notes, which are included in this Statement of Additional Information and in the registration statement, have been audited by KPMG Peat Marwick LLP, independent auditors, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The balance sheets of the Company as of December 31, 1995 and 1994 and the related statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 1995, 1994 and 1993, which are included in this Statement of Additional Information and in the registration statement, have been audited by KPMG Peat Marwick LLP, independent auditors, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                OTHER INFORMATION

         A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


         The audited financial statements of the Variable Account as of December 31, 1995, including a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, and accompanying notes, are included in this Statement of Additional Information.


         The Company's balance sheets as of December 31, 1995 and 1994, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 1995, 1994, and 1993, as well as the Independent Auditor's Reports, which are included in this Statement of Additional Information, should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Century Variable Annuity Account

CVAA FINANCIAL STATEMENTS TO BE INCLUDED IN (b) FILING.

Century Life of America

CLA FINANCIAL STATEMENTS TO BE INCLUDED IN (b) FILING.

                                     PART C

                                OTHER INFORMATION

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

         [All required financial statements will be included in Part B in the (b) filing.]


(b)      Exhibits

         (1) Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account").

         (2)      Not applicable.

         (3) (a) Distribution Agreement Between Century Life of America and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated December 28, 1994.

                  (b) Servicing Agreement Related to the Distribution Agreement between Century Life of America and CUNA Brokerage Services, Inc. for Variable Annuity Contracts, dated December 28, 1994.

         (4)      (a)      Contract Form
                  (b)      Amendment to Contract
                  (c)      TSA Endorsement
                  (d)      State Variations

         (5)      (a)      Contract Application
                  (b)      IRA Endorsement
                  (c)      State Variations

         (6)      (a)      Certificate of Existence of the Company
                  (b)      Articles of Incorporation of the Company
                           Amendment to Articles of Incorporation
                  (c)      Bylaws of the Company

         (7)      Not Applicable.

         (8) (a) Participation agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994.

                  (b) Participation agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996.

         (9)      Opinion and Consent of Barbara L. Secor, Esquire.

         (10) Consent of KPMG Peat Marwick LLP. [To be submitted with (b) filing.]

         (11)     Not Applicable.

         (12)     Not Applicable.

         (13)     Schedules of Performance Data Computations.

         (14)     Financial Data Schedule electronic submission (Exhibit 27)


Also, pursuant to Rule 483(b) copies of powers of attorney are filed as an exhibit.

Item 25.  Directors and Officers of the Company

Name                                Occupation

Directors
James C. Barbre                     1994-Present               ACT Technologies, Inc.
                                                                        Secretary-Treasurer
                                    1985-1993                  Self-employed consultant in carpet
                                                               manufacturing and distribution in Dalton,
                                                               Georgia

Wilfred F. Broxterman               1989-Present               Hughes Aircraft Employees Federal
                                                               Credit Union
                                                                        President and Chief Executive Officer

Ralph B. Canterbury                 1965-Present               USAir Federal Credit Union
                                                                        President

James A. Halls                      1990-Present               Retired
                                    1957-1989                  Faegre & Benson - Attorney-at-Law

Jerald R. Hinrichs                  1990-Present               Hinrichs & Associates
                                                               Insurance Marketing Consultants
                                                                        Owner/President
                                    1988-1990                  MONY Financial Services
                                                                        Regional Vice President
                                    1980-1990                  New York Life Insurance Company
                                                                        Senior Vice President

Michael B. Kitchen                  1995-Present               Century Life of America*
                                                                        President and Chief Executive Officer
                                    1992-1995                  The CUMIS Group Limited
                                                                        President and Chief Executive Officer
                                    1991-1992                  Canadian Imperial Bank of Commerce
                                                                        Consultant



                                     C - 2

                                    1980-1991                  AETNA Canada
                                                                        Senior Vice President

Robert T. Lynch                     1970-Present              Detroit Teachers Credit Union
                                                                       Treasurer/General Manager

Omer K. Reed                        1959-Present               Self-employed dentist

Gerald J. Ring                      1968-Present               Park Towne Corporation
                                                                        President

Donald F. Roby                      1990-Present               Retired
                                    1986-1989                  Farm and Home Savings
                                                                        President and Chief Executive Officer

Rosemarie M. Shultz                 1976-Present               Public Employees Credit Union
                                                                        President and Chief Executive Officer

Neil A. Springer                    1994-Present               Springer Souder & Associates, L.L.C.
                                                                        Managing Director
                                    1992-1994                  Slayton International, Inc.
                                                                        Senior Vice President
                                    1991-1992                  Alexander Proudfoot
                                                                 President, Central Region
                                    1984-1990                  Navistar International Transportation Corp.
                                                                        President and Chief Operating Officer

Executive Officers

Michael S. Daubs                    1973-Present               Century Life of America*
                                                                        Chief Investment Officer
                                                               Century Investment Management Co.
                                                                        President

John A. Gibson                      1988-Present               Century Life of America*
                                                                        Chief Marketing Officer

Richard J. Keintz                   1979-Present               Century Life of America*
                                                                        Chief Financial Officer

Michael B. Kitchen                  1995-Present               Century Life of America*
                                                                        President and Chief Executive Officer
                                    1992-1995                  The CUMIS Group Limited
                                                                        President and Chief Executive Officer
                                    1991-1992                  Canadian Imperial Bank of Commerce
                                                                        Consultant
                                    1980-1991                  AETNA Canada
                                                                        Senior Vice President

                                     C - 3

Kevin T. Lentz                      1983-Present               Century Life of America
                                                                        Chief Operating Officer

Daniel E. Meylink, Sr.              1983-Present               Century Life of America*
                                                                        Chief Operations Officer

Thomas O. Olson                     1988-Present               Century Life of America*
                                                                        Chief Corporate Staff Officer

John M. Waggoner                    1977-Present               Century Life of America*
                                                                        Chief Legal Officer

* Century Life of America entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with Century Life of America or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677, and 5910 Mineral Point Road, Madison, Wisconsin 53705.



Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

         The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

         In addition, as described in the prospectus under the caption "Century Life of America," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   See organization charts on following page.

                             Century Life of America

                       ORGANIZATIONAL CHART AS OF MAY 1995


Century Life of America
         An Iowa mutual life insurance company
         Fiscal Year End:  December 31
         Century Life of America is the controlling company for the following subsidiaries:

         1.   Century Life Insurance Co.
              An Iowa Stock Life Company.
              100% ownership by Century Life of America
              Business:  Life insurance
              Classes of Stock:  Common only
              Authorized Shares:  750,000 of $2.67 par
              Issued Shares:  750,000
              Capital Structure:
                       Stated capital:  $2,002,500
                       Add. paid-in:  $0
                       Ret. earn.:  $15,007,908
                       Total Equity:  $17,010,408
              Sole Shareholder:  Century Life of America
              Fiscal Year End:  December 31

         2.   Red Fox Motor Hotel Corporation
              An Iowa Business Act Corporation.
              100% ownership by Century Life of America
              Business:  Operation of Red Fox Inn, a motel
              Classes of Stock:  Common only
              Authorized Shares:  1,000 non par
              Issued Shares:  242.7821
              Capital Structure:
                       Stated capital:  $242,782
                       Add. paid-in:  $0
                       Ret. earn:  ($40,774)
                       Total Equity:  $202,008
              Sole Shareholder:  Century Life of America
              Fiscal Year End:  December 31

         3.   Century Financial Services Corp.
              An Iowa Business Act Corporation
              100% ownership by Century Life of America
              Business:  Financial Planning
              Classes of Stock:  Common only
              Authorized Shares:  10,000 non par
              Issued Shares:  1,000
              Capital Structure:
                       Stated capital:  $250,000

                       Add. paid-in:  $700,000
                       Ret. earn.:  ($363,652)
                       Total Equity:  $586,348
              Sole Shareholder:  Century Life of America
              Fiscal Year End:  December 31

         4.   Century Investment Management Co.
              An Iowa Business Act Corporation
              50% ownership by Century Life of America
              50% ownership by CUNA Mutual Investment Corporation
              Business:  Registered Investment Advisor
              Classes of Stock:  Non-assessable
              Authorized Shares:  500,000 non par
              Issued Shares:  100
              Capital Structure:
                       Stated capital:  $10,000
                       Add. paid-in:  $520,000
                       Ret. earn.:  $457,604
                       Total Equity:  $987,604
              Equal Shareholders: Century Life of America & CUNA Mutual Investment Corporation

              Fiscal Year End:  December 31
              Century Investment Management Co. is the investment adviser of:

              a.      Ultra Series Fund
                      A Massachusetts Business Trust
                      Domiciled in Iowa
                      Business:  Open-end  diversified  management  investment
                        company offered through insurance contracts
                      Shareholders: Three separate accounts of Century Life of
                        America hold legal title for the benefit of policyowners
                       Principal Underwriter: CUNA Brokerage Services, Inc. Fiscal Year End: December 31

         5.   Plan America Program, Inc.
              A Maine Business Act Corporation
              100% ownership by Century Life of America
              Business:Quasi-public corporation, operating an insurance business Classes of Stock: Voting common only
              Authorized Shares:  5,000 of $1.00 par
              Issued Shares:  100
              Capital Structure:
                       Stated capital:  $500
              Sole Shareholder:  Century Life of America
              Fiscal Year End:  December 31

                                CUNA Mutual Group

                              ORGANIZATIONAL CHART
                             AS OF DECEMBER 31, 1995


CUNA Mutual Insurance Society
         Business:  Life Health & Disability Insurance
         May 20, 1935*
         State of domicile:  Wisconsin
         CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:


         1.       CUNA Mutual Investment Corporation
                  Business:  Holding Company
                  September 15, 1972*
                  State of domicile:  Wisconsin

                  CUNA  Mutual  Investment  Corporation  is the  owner  of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business:  Property/Casualty
                           May 23, 1960*
                           State of domicile:  Wisconsin
                           CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                            (1)     Credit Union Mutual Insurance  Society
                                      New Zealand Ltd.
                                    Business:  Fidelity Bond Coverages
                                    November 1, 1990*
                                    State of domicile:  Wisconsin

                  b.       League General Insurance Company
                           Business:  Property/Casualty
                           January 1, 1983*
                           State of domicile:  Michigan

                  c.       CUNA Brokerage Services, Inc.
                           Business:  Brokerage
                           July 19, 1985*
                           State of domicile:  Wisconsin

                  d.       CUNA Mutual Financial Services Corporation
                           Business:  Individual Marketing
                           November 21, 1983*
                           State of domicile:  Wisconsin

                  e.       CUNA Mutual General Agency of Texas, Inc.
                           Business:  Managing General Agent
                           August 14, 1991*
                           State of domicile: Texas

                  f.       Members Life Insurance Company
                           Business:  Credit Disability/Life/Health
                           February 27, 1976*
                           State of domicile:  Wisconsin
                           Formerly CUMIS Life & CUDIS

                  g.       International Commons, Inc.
                           Business:  Special Events
                           January 13, 1981*
                           State of domicile:  Wisconsin

                  h.       CUNA Mortgage Corporation
                           Business:  Mortgage Servicing
                           November 20, 1978*
                           State of domicile:  Wisconsin

                  i.       Investors Equity Insurance Company, Inc.
                           Business:  Private Mortgage Insurance
                           April 14, 1994*
                           State of Domicile:  California

                  j.       CUNA Mutual Insurance Agency, Inc.
                           Business:  Leasing/Brokerage
                           March 1, 1974*
                           State of domicile:  Wisconsin
                           Formerly CMCI Corporation

                           CUNA Mutual Insurance Agency, Inc. is the 100% owner
                             of the following subsidiaries:

                           (1) CM Field Services, Inc.
                               Business:  Serves Agency Field Staff
                               January 26, 1994*
                               State of domicile:  Wisconsin

                           (2) CUNA Mutual Insurance Agency of Alabama, Inc.
                               Business:  Property & Casualty Agency
                               May 27, 1993*
                               State of domicile:  Alabama

                           (3) CUNA Mutual Insurance Agency of New Mexico,Inc.
                               Business:Brokerage of Corporate & Personal Lines

                               June 10, 1993*
                               State of domicile:  New Mexico

                           (4) CUNA Mutual Insurance Agency of Hawaii, Inc.
                               Business:  Property & Casualty Agency
                               June 10, 1993*
                               State of domicile:  Hawaii

                           (5) CUNA Mutual Casualty Insurance Agency of
                                 Mississippi, Inc.
                               Business:  Property & Casualty Agency
                               June 24, 1993*
                               State of domicile:  Mississippi

                           (6) CUNA Mutual Insurance Agency of Kentucky, Inc.
                               Business:Brokerage of Corporate & Personal Lines October 5, 1994*
                               State of domicile:  Kentucky

                           (7) CUNA Mutual Insurance Agency of Massachusetts,Inc
                               Business:Brokerage of Corporate & Personal Lines January 27, 1995*
                               State of domicile:  Massachusetts

         2.       C.U.I.B.S. Pty. Ltd.
                  Business:  Brokerage
                  February 18, 1981*
                  Country of domicile:  Australia



*Dates shown are dates of acquisition, control or organization.


CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.     C U Financial and Insurance Services, Inc./California
       50% ownership by CUNA Mutual Insurance Agency, Inc.
       50% ownership by California League Services Corporation
       May 16, 1980

2.     C. U. Family Insurance Services, Inc./Colorado
       50% ownership by CUNA Mutual Insurance Agency, Inc.
       50% ownership by Colleague Services Corporation
       September 1, 1981

3.     C. U. Insurance Services, Inc./Oregon
       50% ownership by CUNA Mutual Insurance Agency, Inc.
       50% ownership by Oregon Credit Union League
       December 27, 1989

4.     CUFIS of Illinois, Inc.
       50% ownership by CUNA Mutual Insurance Agency, Inc.
       50% ownership by Illinois Credit Union League Service Corporation April 10, 1990

5.     CUFIS of New York, Inc.
       50% ownership by CUNA Mutual Insurance Agency, Inc.
       50% ownership by CUC Services, Inc.
       March 28, 1991

6.     The CUMIS Group Limited
       63.1% ownership by CUNA Mutual Insurance Society (as of 12-31-95)

7.     Century Investment Management Co. (CIMCO)
       50% ownership by CUNA Mutual Investment Corporation
       50% ownership by Century Life of America
       January 1, 1992

8.     Tracking Partners, Inc.
       51% ownership by CUMIS Insurance Society, Inc.
       49% ownership by Collateral Tracking Service
       May 1, 1992

9. Cooperative Savings and Credit Unions Ins. Society "Benefit" SA (Poland) 63% ownership by CUNA Mutual Insurance Society
       19.47% ownership by CUMIS Insurance Society, Inc.
       17.53% ownership by Foundation for Polish Credit Unions
       September 1, 1992

10.    GWARANT, Ltd.
       50% ownership by CUNA Mutual Insurance Society
       50% ownership by Foundation for Polish Credit Unions
       February 18, 1994

11.    CUNA Mutual Insurance Agency of Ohio, Inc.
       1% of value owned by Michael Corcoran (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
       99% of value owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
       June 14, 1993

12.    SECURITY Management Company, Ltd. (Hungary)
       90% ownership by CUNA Mutual Insurance Society
       10% ownership by:  Federation of Savings Cooperatives
                                 Savings Cooperative of Szoreg
                                 Savings Cooperative of Szekkutas
                                 (collectively called Hungarian Associates)
       September 5, 1992

13.    CMG Mortgage Insurance Company
       55% ownership by CUNA Mutual Investment Corporation 45% ownership by PMI Mortgage Insurance Co.
       April 14, 1994

Limited Liability Companies

1.     CUNA Mutual Funds Management Company, L.L.C.
       (formerly CMC Management, L.L.C)
       50% interest by CUNA Mutual Investment Corporation
       50% interest by CUNA Service Group, Inc.
       September 30, 1993

       a.      CMC - T. Rowe Price Management Co., L.L.C.
               50% interest by CUNA Mutual Funds Management Company, L.L.C. 50% interest by T. Rowe Price Management, Inc.
               October 8, 1993

2.     CUNA Mortgage Assistance, L.L.C.
       50% interest by CUNA Mortgage Corporation
       50% interest by CUNA Service Group, Inc.
       November 7, 1995


Stock Corporation - CUNA Mutual Group owns less than 50%

1.     Cooperators Life Assurance Society Limited (Jamaica)
       CUNA Mutual Insurance Society owns 122,500 shares
       Jamaica Co-op Credit Union League owns 127,500 shares
       (NOTE: Awaiting authority to write business)
       May 10, 1990

2. CUNA Caribbean Insurance Society Limited (Trinidad and Tobago, W.I.) 47.96% ownership by CUNA Mutual Insurance Society
       July 4, 1985

3.     CU Interchange Group, Inc.
       Owned by CUNA Mutual Investment Corporation, CUNA Service Group and various state league organizations December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

4.     CUNA Service Group, Inc.
       April 22, 1974 - CUNA Mutual Insurance Society purchased 200.71 shares


Partnerships

1. PLAN AMERICA(R) Financial Services, a Wisconsin partnership CUNA Mutual Insurance Society - 50% Partner
       Century Life of America - 50% Partner
       December 17, 1987

2.     LeaSo Partners, a California partnership
       CUNA Mutual Insurance Society - 50% Partner
       California Credit Union League - 50% Partner
       December 29, 1981

3.     CM CUSO Limited Partnership, a Washington Partnership
       CUMIS Insurance Society, Inc. - General Partner
       Credit Unions in Washington - Limited Partners
       June 14, 1993


Affiliated (Nonstock)

1.     NARCUP, Inc.
       August 8, 1978

2.     CUNA Mutual Group Foundation, Inc.
       July 5, 1967

3.     Century Companies of America
       July 1, 1990

4. Aseguradora Solidaria de Colombia (formerly Seguros UCONAL Limitada) 17.2% membership by CUNA Mutual Insurance Society
       July 2, 1985

Item 27.  Number of Contractowners


         [To be submitted with (b) filing.]


Item 28.  Indemnification.

         Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

         (a) CUNA Brokerage is the registrant's principal underwriter. CUNA Brokerage is also the principal underwriter for certain variable life insurance contracts issued by Century Variable Account and principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products.

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal          Positions and Offices
Business Address            With the Underwriter
----------------            --------------------


Joseph Tripalin*            Director, President and Managing Principal

William W. Sayles*          Director and Vice President

Steven A. Goldberg*         Director and Secretary

Michael G. Joneson**        Director and Treasurer

Gary L. Cutler*             Director

John M. Waggoner*           Chief Legal Officer

Campbell D. McHugh*         Compliance Officer

Brian Lasko**               Supervisory Principal

Mary Houston**              Operations Principal



*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677


         (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 24(b)(3). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 1995, was $5,709,829. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.


Item 30.  Location Books and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at Century Investment Management Co. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

Item 31.  Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

         (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

         (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Madison, State of Wisconsin, on the 14th day of February, 1996.


                                   Century Variable Annuity Account (Registrant)



                                   By: /s/ Michael B. Kitchen
                                       Michael B. Kitchen
                                       President and Chief Executive Officer



                                   Century Life of America (Depositor)



                                   By: /s/ Michael B. Kitchen
                                       Michael B. Kitchen
                                       President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES AND TITLE                                    DATE

         James C. Barbre            *             February 14, 1996
James C. Barbre, Director


         Wilfred F. Broxterman      *             February 14, 1996
Wilfred F. Broxterman, Director


         Ralph B. Canterbury        *             February 14, 1996
Ralph B. Canterbury, Director


         James A. Halls             *             February 14, 1996
James A. Halls, Director


         Jerald R. Hinrichs         *             February 14, 1996
Jerald R. Hinrichs, Director



     /s/ Michael B. Kitchen                       February 14, 1996
Michael B. Kitchen, Director


         Robert T. Lynch            *             February 14, 1996
Robert T. Lynch, Director



         Omer K. Reed               *             February 14, 1996
Omer K. Reed, Director


         Gerald J. Ring             *             February 14, 1996
Gerald J. Ring, Director


         Donald F. Roby             *             February 14, 1996
Donald F. Roby, Director


         Rosemarie M. Shultz        *             February 14, 1996
Rosemarie M. Shultz, Director

         Neil A. Springer           *             February 14, 1996
Neil A. Springer, Director



*        /s/Linda L. Lilledahl                    February 14, 1996
Linda L. Lilledahl, Attorney-In-Fact
Pursuant to Powers of Attorney filed herewith

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURES AND TITLE                                   DATE



/s/ Michael G. Joneson                            February 14, 1996
Michael G. Joneson
Chief Accounting Officer



/s/ Richard J. Keintz                             February 14, 1996
Richard J. Keintz
Chief Financial Officer



/s/ Michael B. Kitchen                            February 14, 1996
Michael B. Kitchen President

                                  EXHIBIT INDEX


 1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account").

3(a) Distribution Agreement Between Century Life of America and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated December 28, 1994.

 (b) Servicing Agreement Related to the Distribution Agreement between Century Life of America and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated December 28, 1994.

 4 (a)   Variable Annuity Contract
   (b)   Amendment to Variable Annuity Contract
   (c)   TSA Endorsement
   (d)   State Variations

 5 (a)   Variable Annuity Application
   (b)   IRA Endorsement
   (c)   State Variations

 6 (a)   Certificate of Existence of the Company
   (b)   Articles of Incorporation of the Company
         Amendments to Articles of Incorporation
   (c)   Bylaws of the Company

8  (a)   Participation agreement between T. Rowe Price International Series,
         Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994.

   (b) Participation agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996.

 9.      Opinion and Consent of Barbara L. Secor, Esquire.

13.      Schedules of Performance Data Computation.

14.      Financial Data Schedule electronic submission (Exhibit 27)

Powers of Attorney

                                    EXHIBIT 1

                                  CERTIFICATION

I, the undersigned Assistant Secretary of Century Life of America, do hereby CERTIFY that the Century Life of America Board of Directors, at a meeting duly held on December 14, 1993, a quorum being present, did adopt the following resolutions:

     RESOLVED, That the following resolution establishing Century Variable Annuity Account is hereby adopted; and be it further

     RESOLVED, That the following resolution remain in full force and effect until otherwise revoked by the Board of Directors of this corporation:

         1. The Board of Directors of Century Life of America ("Company"), hereby establishes a separate account, pursuant to Iowa Code
                  Section 508A.1 (1985), designated "Century Variable Annuity Account" (the "Annuity Account"), for the following use and purposes, and subject to the conditions set forth in this Resolution.

         2. The Annuity Account is established for the purpose of providing for the issuance by the Company of certain variable annuity contracts (the "Contracts"), and shall constitute a funding medium to support reserves under the Contracts.

         3. The portion of the assets of the Annuity Account equal to the reserves and other Contract liabilities with respect to such Account shall not be chargeable with liabilities arising out of any other business the Company may conduct.

         4. The income, gains and losses, realized or unrealized, from assets allocated to the Annuity Account shall, in accordance with the Contracts, be credited to or charged against such Account without regard to other income, gains or losses of the Company.

         5. The Annuity Account shall be divided into investment subaccounts; each investment subaccount in the Annuity Account shall invest in the shares of a mutual fund portfolio designated on the schedule page of the Contract and net premiums under the Contracts shall be allocated to the eligible portfolios in accordance with instructions received from owners of the Contracts.

         6. The Board of Directors expressly reserves the right to add or remove any investment subaccount of the Annuity Account or substitute a designated series or mutual fund for another as it may deem necessary or appropriate.

         7. The President, the Chief Financial Officer or a designee of either, be, and they hereby are, authorized to invest such amount or amounts of the Company's cash in the Annuity Account or in any investment subaccount thereof as may be deemed necessary or appropriate to facilitate the commencement of the Account's operations and/or meet any minimum capital requirements under the Investment Company Act of 1940 (the "1940 Act").

         8. The President, the Chief Financial Officer or a designee of either, be, and they hereby are, authorized to transfer cash from time to time between the Company's general account and the Annuity Account as deemed necessary or appropriate and consistent with the terms of the Contracts. Persons who have been authorized previously to transfer cash on behalf of Century Life of America are hereby expressly authorized to transfer cash for purposes of this paragraph.

         9. The Board of Directors of the Company reserves the right to change the designation of the Annuity Account to such other designation as it may deem necessary or appropriate.

         10. The President, or his designee (with such assistance from the Company's independent certified public accountants, legal counsel and independent consultants or others as he may require), be, and he hereby is, authorized and directed to take all action necessary to: (a) register the Annuity Account as a unit investment trust under the 1940 Act; (b) register the Contracts in such amounts, which may be an indefinite amount, as he may from time to time deem appropriate under the Securities Act of 1933 (the "1933 Act"); and (c) take all other actions which are necessary in connection with the offering of the Contracts for sale and the operation of the Annuity Account in order to comply with the 1940 Act, the Securities Exchange Act of 1934, the 1933 Act, and other applicable federal and state laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the 1940 Act or other applicable laws as shall be deemed necessary or appropriate.

         11. The President, or his designee, be, and he hereby is, authorized and empowered to prepare, execute and cause to be filed with the securities and Exchange Commission (the "SEC") on behalf of the Annuity Account, and by the Company as sponsor and depositor, a Notification of Registration on Form N-8A, a registration statement registering the Account as an investment company under the 1940 Act and the Contracts under the 1933 Act, and any and all amendments to the foregoing on behalf of the Annuity Account and the Company and on behalf of and as attorneys-in-fact for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Company.

       12. The Company's General Counsel is duly appointed as agent for service under any registration statement, and is duly authorized to receive communications and notices from the SEC with respect thereto.

       13. The President, or his designee, be, and he hereby is, authorized on behalf of the Annuity Account and on behalf of the Company to take any and all action that each of them may deem necessary or advisable in order to offer and sell the Contracts, including any registrations, filings and qualification both of the Company, its officers, agents and employees, and of the Contracts, under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which he or legal counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as he or legal counsel deem it to be in the best interests of the Annuity Account and the Company.

         14. The President, or his designee, be, and he hereby is, authorized in the names and on behalf of the Annuity Account and the Company to execute and file irrevocable written consents on the part of the Annuity Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with the registration or qualification of the Contracts and to appoint the appropriate state official, or such other person as may be allowed by insurance or securities laws, agent of the Annuity Account and of the Company for the purpose of receiving and accepting process.

       15. The President, or his designee, be, and he hereby is, authorized to establish procedures under which the Company will provide voting rights for owners of the Contract with respect to securities owned by the Annuity Account.

       16. The President, or his designee, be, and he hereby is, authorized to execute an agreement or agreements as deemed necessary and appropriate (i) with CUNA Brokerage Services, Inc. ("CBS") or other qualified entity under which CBS or such other entity will be appointed principal underwriter and distributor for the Contracts, (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custody services in connection with the establishment and maintenance of the Annuity Account and the design, issuance, and administration of the Contracts, and (iii) with the designated mutual funds and/or the principal underwriter and distributor of those funds for the purchase and redemption of fund shares.

       17. The President, or his designee, be, and he hereby is, authorized to execute and deliver these agreements and other documents and do such acts and things as may be necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

WITNESS, my hand and the seal of the Corporation on this 22nd day of December, 1993.



                                       /s/ Donna C. Blankenheim
                                      Donna C. Blankenheim, Assistant Secretary
                                      CENTURY LIFE OF AMERICA

[Corporate Seal]

                                    EXHIBIT 3

                             DISTRIBUTION AGREEMENT
                                     BETWEEN
                           CENTURY LIFE OF AMERICA AND
                          CUNA BROKERAGE SERVICES, INC.
                         FOR VARIABLE ANNUITY CONTRACTS

This Agreement is made effective the 28th day of December 1994 by and between Century Life of America (Century Life), a mutual life insurance company domiciled in the State of Iowa with its principal office located in Waverly, Iowa, and CUNA Brokerage Services, Inc. (CUNA Brokerage), a registered broker/dealer domiciled in the State of Wisconsin with its principal office located in Madison, Wisconsin.

WHEREAS, Certain variable annuity contracts of Century Life require distribution under the auspices of a registered broker/dealer; and

WHEREAS, CUNA Brokerage is a registered broker/dealer and desires to distribute Century Life's variable annuity contracts;

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

                                    ARTICLE 1
                                   APPOINTMENT

1.1 Century Life appoints CUNA Brokerage to be the principal underwriter and distributor for all of Century Life's variable annuity contracts which require distribution under the auspices of a registered broker/dealer.

                                    ARTICLE 2
                            DUTIES OF CUNA BROKERAGE

2.1      REGISTRATION UNDER THE 1934 ACT

         CUNA Brokerage is registered as a broker/dealer under the provisions of the 1934 Act (1934 Act) and has secured and will maintain authorizations, licenses, qualifications, and permits necessary to perform its obligations under this agreement in those states requested by Century Life.

2.2      MEMBERSHIP IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

         CUNA Brokerage currently holds and shall maintain a membership in the National Association of Securities Dealers, Inc. (NASD).

2.3      RESPONSIBILITY FOR SECURITIES ACTIVITIES

         CUNA Brokerage shall assume full responsibility for the securities activities of all persons engaged directly or indirectly in the Century Life operations for Century Life variable annuity products, including but not limited to training, supervision, and control as contemplated under appropriate provisions of the 1934 Act and regulations thereunder and by the rules of the NASD. All persons directly or indirectly involved in such variable annuity securities activities shall be registered representatives or registered principals of CUNA Brokerage as appropriate to their activities.

         Also, each registered representative selling the product and at least one registered principal shall be properly licensed as an insurance agent of Century Life.

2.4      APPOINTMENT OF REGISTERED PERSONS AND MAINTENANCE OF PERSONNEL RECORDS

         CUNA Brokerage shall have the authority and responsibility for the appointment and registration of those persons who will be registered representatives and registered principals. CUNA Brokerage shall direct the maintenance of all personnel records of such persons.

2.5      MAINTENANCE OF NET CAPITAL

         CUNA Brokerage shall maintain required net capital at levels which will comply with maximum aggregate indebtedness provisions under the provisions of the 1934 Act, any regulation thereunder, and any NASD rules.

2.6      REQUIRED REPORTS

         CUNA Brokerage shall have the responsibility for preparation and submission of any reports or other materials required by any regulatory authority having proper jurisdiction.

2.7      LIMITATIONS ON AUTHORITY

         CUNA Brokerage is not authorized to give any information or to make any representations concerning the variable annuity contracts other than the statements contained in the current registration statement filed with the Securities and Exchange Commission or such sales literature as may be authorized by Century Life.

                                    ARTICLE 3
                             DUTIES OF CENTURY LIFE

3.1      MAINTENANCE OF ACCOUNTING RECORDS

         Century Life shall maintain and hold, on behalf of and as agent for CUNA Brokerage, those records pertaining to variable annuity contracts required to be maintained and preserved by the 1934 Act, any regulations thereunder, and any applicable NASD rules. All such books and records are, and shall at all times remain, the property of CUNA Brokerage and shall at all times be subject to inspection by duly authorized officers, auditors, and representatives of CUNA Brokerage and by the Securities and Exchange Commission, the NASD, and other regulatory authorities having proper jurisdiction.

3.2      CONFIRMATION OF TRANSACTIONS

         On behalf of CUNA Brokerage and acting as agent for CUNA Brokerage, Century Life shall confirm all transactions required to be confirmed in the form and manner required by the 1934 Act, any regulations thereunder, and any NASD rules.

3.3      FURNISHING MATERIALS

         Century Life shall furnish to CUNA Brokerage copies of prospectuses, financial statements and other documents which CUNA Brokerage reasonably requests for use in connection with the solicitation, sale and distribution of Century Life's variable annuity contracts.

                                    ARTICLE 4
                                  COMPENSATION

4.1 As compensation for services to be performed pursuant to this agreement, Century Life shall pay a dealer concession to and on behalf of CUNA Brokerage. The amount of the dealer concession and the manner in which it will be paid is specified in Schedule A to a related contract titled "Servicing Agreement Related to the Distribution Agreement between Century Life of America and CUNA Brokerage Services, Inc. for Variable Annuity Contracts."

                                    ARTICLE 5
                                   TERMINATION

5.1 This Agreement may be terminated at any time by either party upon written notice to the other stating the date when such termination shall be effective, provided that this Agreement may not be terminated or modified by either party if the effect would be to put CUNA Brokerage out of compliance with the "net-capital" requirements of the 1934 Act. Default of any kind shall not have the effect of terminating this Agreement.

         IN WITNESS WHEREOF, the undersigned, as duly authorized officers, have caused this instrument to be executed, in duplicate, on behalf of their respective companies.

                                   CENTURY LIFE OF AMERICA


                                   BY: /s/ Kevin T. Lentz
                                       Kevin T. Lentz
                                       Chief Operating Officer

                                   CUNA BROKERAGE SERVICES, INC.


                                   BY:  /s/ Robert W. Bush
                                        Robert W. Bush
                                        President

            SERVICING AGREEMENT RELATED TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
            CENTURY LIFE OF AMERICA AND CUNA BROKERAGE SERVICES, INC.
                         FOR VARIABLE ANNUITY CONTRACTS


This Agreement is made effective the 28th day of December 1994 by and between Century Life of America (Century Life), a mutual life insurance company domiciled in the State of Iowa with its principal office located in Waverly, Iowa, and CUNA Brokerage Services, Inc. (CUNA Brokerage), a registered broker/dealer domiciled in the State of Wisconsin with its principal office located in Madison, Wisconsin.

WHEREAS, Certain variable annuity contracts of Century Life require distribution under the auspices of a registered broker/dealer; and

WHEREAS, CUNA Brokerage is a registered broker/dealer and desires to distribute Century Life's variable annuity contracts; and

WHEREAS, Century Life appointed CUNA Brokerage to be the principal underwriter and distributor for all of Century Life's variable annuity contracts which require distribution under the auspices of a registered broker/dealer, under the terms of a Distribution Agreement between Century Life of America and CUNA Brokerage Services, Inc. dated December 28, 1994.

WHEREAS, That agreement provided that compensation for the services would be specified in this agreement;

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1. Payments to and on behalf of CUNA Brokerage shall be properly reflected on the books and records maintained on behalf of CUNA Brokerage by Century Life, so as to be in compliance with applicable law and regulation.

2. Century Life shall maintain payroll records (for the benefit of CUNA Brokerage) which are consistent with its own payroll records kept in the ordinary course of business. Century Life shall remit directly to the proper taxing authorities all applicable payroll taxes and other applicable sums to be deducted from compensation payable to registered representatives of CUNA Brokerage. Century Life shall pay such compensation and taxes out of the dealer concession described in Schedule A.

3. Schedule A is incorporated by reference into this Agreement for all purposes as though set out in its entirety herein. When and if the
         Schedule is amended, the amendments will be incorporated by reference into this Agreement for all purposes, provided, however, that in the event of a conflict between the provisions contained in the Schedule and the provisions of this Agreement, the provisions of this Agreement shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, in duplicate, by their respective officers duly authorized to do so.


                                        CENTURY LIFE OF AMERICA


                                        BY:  /s/ Kevin T. Lentz
                                             Kevin T. Lentz
                                             Chief Operating Officer


                                        CUNA BROKERAGE SERVICES, INC.


                                        BY:  /s/ Robert W. Bush
                                             Robert W. Bush
                                             President

                                   SCHEDULE A

1. Century Life shall pay to and on behalf of CUNA Brokerage, from the gross premium Century Life receives from MEMBERS(R) Variable Annuity, as a dealer concession: six percent (6%) if the purchaser of an annuity is between the ages of zero (0) and seventy (70) years, five percent (5%) if the purchaser is between the ages of seventy-one (71) and eighty (80) years, and three and five-tenths percent (3.5%) if the purchaser is age eighty-one (81) or older.

2. Century Life shall pay to CUNA Brokerage three percent (3%) of that dealer concession.

3. Century Life, on behalf of CUNA Brokerage, shall pay to registered representatives of CUNA Brokerage the compensation specified in these contracts:

         (1) PLAN AMERICA(R) General Agents Agreement (for PLAN AMERICA I representatives)

         (2) PLAN AMERICA(R) Representative's Contract with Century Life of America (for PLAN AMERICA II representatives)

         (3) Century Life of America Career Representative's Full Time Contract (for Century Career Representatives)

         (4) Century Life Insurance Company Broker's Contract (for Century Brokers)

4. Century Life will use any remaining dealer concession on behalf of CUNA Brokerage by:

         o maintaining payroll records as described in paragraph 1 of this Servicing Agreement; o performing the services described in Article 3 of the Distribution Agreement between Century Life and CUNA Brokerage for Variable Annuity Contracts; and o providing overhead support related to the distribution systems specified in Section 3 of this schedule.

         This Schedule A is approved, effective this 28th day of December, 1994.

                              CENTURY LIFE OF AMERICA
                              BY:  /s/ Kevin T. Lentz
                                   Kevin T. Lentz
                                   Chief Operating Officer


                              CUNA BROKERAGE SERVICES, INC.
                              BY:  /s/ Robert W. Bush
                                   Robert W. Bush
                                   President

                                    EXHIBIT 4
                            FLEXIBLE PREMIUM DEFERRED
                           VARIABLE AND FIXED ANNUITY

                 Flexible Purchase Payments as described herein.
                 Annuity Payments starting on the Annuity Date.
            Death benefit payable at death prior to the Annuity Date.
                                 Participating.

                          CONTRACT NUMBER: 000040004521

READ YOUR CONTRACT CAREFULLY. This is a legal contract between the Owner and Century Life of America, and hereafter will be referred to as the Contract.

This Contract is issued to the Owner in consideration of the application and the initial purchase payment. Century Life of America will pay the benefits of this Contract, subject to its terms and conditions, which will never be less than the amount required by state law.

RIGHT TO EXAMINE THIS CONTRACT. If for any reason You decide not to keep this Contract, You may return it to Us within ten (10) days after You receive it. You may return it to either Our Home Office or to the agent who sold it to You. We will consider it void from the beginning and will pay a refund within 7 days of receipt of the Contract in the Home Office. We will refund any Net Purchase Payments allocated to the Guaranteed Interest Option; plus any Net Purchase Payments allocated to the Variable Account adjusted to reflect investment gain or loss from the date of allocation to the date of cancellation; plus any applicable premium taxes which have been deducted prior to allocation. If required by state law, We will, instead of the foregoing, refund any purchase payments received by Us.

ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SUBACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THE VARIABLE PROVISIONS ARE DESCRIBED IN SECTION 5.

THIS CONTRACT CONTAINS AN INTEREST ADJUSTMENT PROVISION. THE AMOUNT PAYABLE UPON SURRENDER OR PARTIAL WITHDRAWAL OF THE GUARANTEED INTEREST OPTION VALUE MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON AN INTEREST ADJUSTMENT FORMULA. SEE SECTION 7.5.

Signed for Century Life of America, Waverly, Iowa, on the Contract Date.


Michael B. Kitchen                      Barbara L. Secor


President                               Secretary


Countersigned by:
                    Duly Licensed Resident Agent

                          GUIDE TO CONTRACT PROVISIONS
DATA PAGE
DEFINITIONS
                                     GENERAL

SECTION        1.  THE ANNUITY CONTRACT
1.1 What is the entire Contract?
1.2 When will the Contract become incontestable?
1.3 What if the Annuitant's date of birth or sex has been misstated?
1.4 What is the annual contract fee?
1.5 What taxes may be deducted?
1.6 Will annual reports be sent?
1.7 Can We modify the Contract?

SECTION        2.  OWNER AND BENEFICIARY
2.1 What are Your rights as Owner of this Contract?
2.2 How can You change the Owner or Beneficiary of this Contract?

                               ACCUMULATION PERIOD

SECTION        3.  ACCUMULATION PERIOD DEFINED
3.1 What is the accumulation period?

SECTION        4.  PURCHASE PAYMENTS
4.1 When can purchase payments be made?
4.2 Are additional purchase payments required?
4.3 How will Net Purchase Payments be allocated?

SECTION        5.  VARIABLE ACCOUNT
5.1 What is the Variable Account?
5.2 Can the Variable Account be modified?
5.3 How is Your Variable Contract Value determined?
5.4 How are Accumulation Unit values determined?

SECTION        6.  GUARANTEED INTEREST OPTION
6.1 What is the Guaranteed Interest Option?
6.2 How is Your Guaranteed Interest Option Value determined?
6.3 What happens when a Guarantee Period ends?

SECTION        7.  TRANSFER PRIVILEGE AND WITHDRAWAL PROVISION
7.1 Can You transfer values among and between Subaccounts and Guarantee Periods?
7.2 What are the rules for a partial withdrawal of the Surrender Value?
7.3 What are the rules for a full surrender of the Contract?
7.4 When will a surrender charge be applied and how is it calculated?
7.5 When will an interest adjustment be applied and how is it calculated?
7.6 Are there any restrictions on payment of partial withdrawals or surrenders?

SECTION 8. DEATH OF OWNER AND/OR  ANNUITANT AND DEATH PROVISIONS

8.1 What if the Annuitant dies during the accumulation  period?
8.2 What if any Owner dies during the accumulation  period?
8.3 What amount will be paid as a death benefit during the accumulation period?

SECTION 9.  LOANS AND DIVIDENDS
9.1 Are loans available?
9.2 Will dividends be paid?

                                 ANNUITY PERIOD

SECTION 10. ANNUITY PERIOD DEFINED
10.1 What is the annuity period?

SECTION 11.  ANNUITY PAYMENTS
11.1 When will annuity payments begin?
11.2 What annuity payment options are available?
11.3 What are the requirements for choosing an annuity payment option?
11.4 How will fixed annuity payment values be determined?
11.5 How will variable annuity payment values be determined?
11.6 Can variable Annuity Units be exchanged?

SECTION 12. DEATH OF OWNER
12.1 What if You die during the annuity period?

SECTION 13.  OPTION TABLES
13.1 What rates will be used to determine fixed annuity payment values for Option 2?
13.2 What rates will be used to determine annuity payment values for Options 3 and 4?

                                    DATA PAGE
                            FLEXIBLE PREMIUM DEFERRED
                           VARIABLE AND FIXED ANNUITY

ANNUITANT:  John Doe                            CONTRACT NUMBER:  123456
CO-ANNUITANT:  Jane Doe                         CONTRACT DATE:  May 1, 1994
ANNUITY DATE:  May 1, 2044                      LIFE INCOME RATES:  Type A
ANNUITY OPTION:  10 C&L                         LOAN AVAILABLE:  No
OWNER(S):  John Doe            Jane Doe

INITIAL PURCHASE PAYMENT:  $20,000

MINIMUM ADDITIONAL PURCHASE PAYMENT:  $1,000

INTEREST ADJUSTMENT REFERENCE RATE FACTOR: -.15% for 1 year Guarantee Period
                                           -.15% for 3 year Guarantee Period
                                           -.15% for 5 year Guarantee Period
                                           -.15% for 7 year Guarantee Period
                                            .65% for 10 year Guarantee Period

CHARGES AND FEES:

Variable Account Mortality and Expense Risk Charge:   1.25% Per Yr
Variable Account Administrative Charge:   .15% Per Year
Maximum Annual Contract Fee:   $30
Maximum Transfer Fee:   $10 after 1st 12 transfers in a Contract Year
Premium Tax Rate on the Contract Date:   0.00%

INITIAL ALLOCATION OF NET PURCHASE PAYMENTS:

VARIABLE ACCOUNT:   Century Variable Annuity Account

                                                       Net Purchase
Subaccounts         Fund               Percentage      Payment

C A Stock           Ultra Series
G & I Stock         Ultra Series
Balanced            Ultra Series       15%             $3,000.00
Bond                Ultra Series       25%             $5,000.00
Money Market        Ultra Series       10%             $2,000.00

GUARANTEED INTEREST OPTION:

Guarantee           Current Guaranteed
Period              Interest Rate
1 year              5.00%              25%             $5,000.00
3 year
5 year
7 year
10 year             3.75%              25%             $5,000.00

DEFINITIONS

The following words are used often in this Contract. When We use these words, this is what We mean:

Accumulation Unit. A unit of measure used to calculate Variable Contract Value.

Age. Age as of last birthday.

Annuitant. The person (or persons) whose life (or lives) determines the annuity payment benefits payable under the Contract and whose death determines the death benefit. No more than two Annuitants may be named. Provisions referring to the death of an Annuitant mean the last surviving Annuitant.

Annuity Date. The date when annuity payments will begin, if the Annuitant is still living. This date is shown on the Data Page.

Annuity Unit.  A unit of measure used to calculate variable annuity payments.

Beneficiary. The person (or persons) named by the Owner to whom the proceeds payable on the death of the Annuitant will be paid. Prior to the Annuity Date, if no Beneficiary survives the Annuitant, You or Your estate will be the Beneficiary.

The Code. The Internal Revenue Code of 1986, as amended.

Contract Anniversary.  The same date in each Contract Year as the Contract Date.

Contract Date. The date shown on the Data Page of the Contract which is used to determine Contract Years and Contract Anniversaries.

Contract Year. A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Contract Value. The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Guaranteed Interest Option Value and the balance of the Loan Account.

Due Proof of Death. Proof of death satisfactory to Us. Such proof may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death, or any other proof satisfactory to Us.

Fund. Each investment portfolio (sometimes called a Series) of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a subaccount invests.

General Account. Our assets other than those allocated to the Variable Account or any other separate account of Century Life of America.

Guarantee Amount. Any portion of Guaranteed Interest Option Value allocated to a particular Guarantee Period with a particular expiration date (including interest thereon).

Guarantee Period. A specific number of years for which We agree to credit a particular effective annual interest rate.

Guaranteed Interest Option. An option under the Contract funded by Our General Account. It is not part of nor dependent upon the investment performance of the Variable Account.

Guaranteed Interest Option Value. The value of the Contract in the Guaranteed Interest Option.

Home Office.  Century Life of America, 2000 Heritage Way, Waverly Iowa  50677.

Loan Account. For any Contract, a portion of Our General Account to which Variable Contract Value or Guaranteed Interest Option Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount. The Contract Value in the Loan Account plus any loan interest accrued on the Contract Value in the Loan Account. Net Purchase Payment. A purchase payment less any deduction for applicable premium taxes.

New Purchase Payment. At the time of determination, a purchase payment that We received within the prior seven (7) years.

Non-Qualified Contract.   A Contract that is not a "Qualified Contract."

Old Purchase Payment.  Any purchase payment other than a New Purchase Payment.

Owner. The person (or persons) who own(s) the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Payee. The person receiving annuity payments upon whose life payments are based.

Qualified Contract. A Contract that is issued in connection with plans that qualify for special federal income tax treatment under Sections 401, 403(b), or 408 of the Code.

SEC.  U.S. Securities and Exchange Commission.

Subaccount. A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Surrender Value. The Contract Value less any applicable surrender charges, interest adjustment, premium taxes not previously deducted, the annual contract fee and Loan Amount.

Valuation Day. Each day on which valuation of the assets of a Subaccount is required by applicable law.

Valuation Period. The period that starts at 3:00 p.m. central time on one Valuation Day and ends at 3:00 p.m. on the next succeeding Valuation Day.

Variable Account. The Century Variable Annuity Account. A segregated investment account of Century Life of America into which Net Purchase Payments may be allocated.

Variable Contract Value.  The value of the Contract in the Variable Account.

We, Our, Us. Century Life of America.

Written Notice. A signed Written Notice in a form satisfactory to Us and received at the Home Office.

You, Your.  The Owner or Owners of this Contract.

                                     GENERAL

SECTION 1.     THE ANNUITY CONTRACT

1.1     What is the entire Contract?

This Contract form, the Data Page, any attached endorsements, and a copy of the application, if attached to it, are the entire Contract between You and Us. No one except Our President or Secretary can change or waive any of Our rights or requirements under this Contract. Any change must be in writing.


1.2     When will the Contract become incontestable?

This Contract is incontestable from its Contract Date. The statements contained in the application (in the absence of fraud) are considered representations and not warranties.


1.3     What if the Annuitant's date of birth or sex has been misstated?

If the Annuitant's date of birth has been misstated, We will adjust the payments under this Contract, based on the correct date of birth. If the Annuitant's sex has been misstated and the Type A life income rates apply (see the Data Page and Section 13), We will adjust the payments under this Contract based on the correct sex. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments.

1.4     What is the annual contract fee?

The maximum annual contract fee is shown on the Data Page. The annual contract fee We charge will never be greater than the maximum. During the accumulation period, the contract fee will be deducted pro-rata from Your Contract Value in the Subaccounts and Guarantee Amounts on each Contract Anniversary. This contract fee will also be deducted on the date of any full surrender, if not on a Contract Anniversary. During the annuity period it will be deducted in equal amounts from any variable annuity payments made during a Contract Year. This fee is to reimburse Us for the expense of maintaining this Contract.

1.5     What taxes may be deducted?

We will deduct applicable premium tax from Surrender Value, death benefit amount or the amount applied to an annuity payment option. However, we reserve the right to charge for the premium tax when it is incurred. The premium tax rate for Your state as of the Contract Date is shown on the Data Page.

In addition, We reserve the right to deduct certain other taxes from Surrender Value, death benefit amount or annuity payments, as appropriate. Such taxes may include taxes levied by any government entity which we, in our sole discretion, determine have resulted from the establishment or maintenance of the Variable Account, or from the receipt by Us of purchase payments, or from the issuance or termination of this Contract, or from the commencement or continuance of annuity payments under this Contract.

 1.6     Will Annual Reports be sent?

We will send You a report at least annually which provides information about Your Contract required by any applicable law.

1.7     Can We modify the Contract?

Upon notice to You, We may modify the Contract if:

a) necessary to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

b) necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

c)     necessary to reflect a change in the  operation of the Variable  Account;
       or

d)     the modification provides additional investment options.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.


SECTION 2.     OWNER AND BENEFICIARY

2.1  What are your Right's as owner of this contract?

The Owner has all rights, title and interest in this Contract during the accumulation period while the Annuitant is living. You may exercise all rights and options stated in this Contract, subject to the rights of any irrevocable Beneficiary.

2.2     How can You change the Owner or Beneficiary of this Contract?

You may change the Owner or Beneficiary of this Contract by Written Notice at any time while the Annuitant is alive. The change will take effect as of the date You signed it. We are not liable for any payment We make or action We take before receiving any such Written Notice.

If the Owner is more than one person, the Written Notice for change must be signed by all persons named as Owner. A request for change of Beneficiary must also be signed by any irrevocable Beneficiary.

                               ACCUMULATION PERIOD

SECTION 3.     ACCUMULATION PERIOD DEFINED

3.1     What is the accumulation period?

The accumulation period is the first of two periods of Your Contract. The accumulation period begins on the Contract Date stated on the Data Page. This period will continue until the Annuity Date unless the Contract is terminated before that date.

SECTION 4.     PURCHASE PAYMENTS

4.1     When can purchase payments be made?

The initial purchase payment made is shown on the Data Page.

Additional purchase payments may be made to the Home Office at any time during the accumulation period. The minimum additional purchase payment is shown on the Data Page.

We may not accept purchase payments beyond the Contract Anniversary following the Annuitant's 85th birthday.

4.2 Are additional purchase payments required?

Additional purchase payments after the initial purchase payment are not required. However, We reserve the right to terminate the Contract and pay the Contract Value to the Owner if:

a)     no purchase payments have been received for two years; and

b)     purchase payments total less than $2,000; and

c)     the Contract Value is less than $2,000.

4.3     How will Net Purchase Payments be allocated?

Net Purchase Payments will be allocated as You initially designated. Your initial allocation percentage is shown on the Data Page. This Contract allows You to allocate Net Purchase Payments to any available Subaccount of the Variable Account and any available Guarantee Period of the Guaranteed Interest Option.

However, for Contracts issued in jurisdictions where We must refund Net Purchase Payments during the "Right to Examine Period," the portion of the initial Net Purchase Payment allocated to the Variable Account will be allocated to the Money Market Subaccount for twenty (20) days. After twenty (20) days, We will reallocate the amount in the Money Market Subaccount to any other Subaccounts You designated for the initial Net Purchase Payment. This reallocation will be in proportion to Your initial Variable Account allocation designation.

Net Purchase Payments allocated to a Subaccount become part of the Variable Contract Value which fluctuates according to the investment performance of the selected Subaccount(s). Net Purchase Payments allocated to a Guarantee Period of the Guaranteed Interest Option become part of the Guaranteed Interest Option Value and earn interest at the rate(s) declared for the selected option(s).

You may change the allocation of subsequent Net Purchase Payments at any time, without charge, by Written Notice. The allocation may be 100% to any available Subaccount or Guarantee Period, or may be divided among any of the Subaccounts or Guarantee Periods in whole percentage points totaling 100%. The minimum allocation to any Subaccount or Guarantee Period is 10%. The minimum Net Purchase Payment allocated to a Guarantee Period is $1,000. Any change will be effective at the time We receive Your Written Notice.

SECTION 5.     VARIABLE ACCOUNT

5.1     What is the Variable Account?

The Variable Account is a segregated investment account to which We allocate certain assets and liabilities related to the Contracts and to other variable annuity contracts. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). We own the assets of the Variable Account. We value the assets of the Variable Account each Valuation Day.


That portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the contracts supported by the Variable Account will not be charged with liabilities arising from any other business that We may conduct. We have the right to transfer to Our General Account any assets of the Variable Account that are in excess of such reserves and other contract liabilities. The income, gains and losses, realized or unrealized, from the assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to Our other income, gains or losses.

The Variable Account is divided into Subaccounts. The Subaccounts as of the Contract Date are shown on the Data Page. Each Subaccount invests its assets solely in the shares or units of designated Funds of underlying investment companies. The Funds corresponding to the Subaccounts available as of the Contract Date are shown on the Data Page. Net Purchase Payments allocated and transfers to a Subaccount are invested in the Fund supporting that Subaccount.

5.2     Can the Variable Account be modified?

Subject to obtaining approval or consent required by applicable law, We reserve the right to:

a)     combine the Variable Account with any of Our other separate accounts;

b) eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount;

c) add new Subaccounts and make such Subaccounts available to any class of Contracts as We deem appropriate;

d)     add new Funds or remove existing Funds;

e) substitute a different Fund for any existing Fund, if shares or units of a Fund are no longer available for investment or if We determine that investment in a Fund is no longer appropriate;

f) deregister the Variable Account under the 1940 Act if such registration is no longer required;

g) operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;

h) restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account; and

i) make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulations.

In the event of any such substitution or other change, We may make changes to this and other Contracts as may be necessary or appropriate to reflect such substitution or other changes.

5.3     How is Your Variable Contract Value determined?

Your Variable Contract Value for any Valuation Period is the total of Your Subaccount values. Your value for each Subaccount is equal to:

a)     The number of that Subaccount's Accumulation Units credited to You;

b) multiplied by the Accumulation Unit value for that Subaccount at the end of the Valuation Period for which the determination is being made.

5.4     How are Accumulation Unit values determined?

The Accumulation Unit value for each Subaccount was arbitrarily set initially at $10. Thereafter, the Accumulation Unit value for each Subaccount at the end of every Valuation Period is determined by subtracting (b) from (a) and dividing the result by (c) (i.e., (a-b)/c), where:

a)     is the net result of:

       1) the net assets of the Subaccount attributable to the Accumulation Units (i.e., the aggregate value of the underlying Fund shares held by the Subaccounts) as of the end of such Valuation Period;

       2) plus or minus the cumulative credit or charge with respect to any taxes reserved for by Us during the Valuation Period which We determine to be attributable to the operation of the Subaccount.

b) is the cumulative unpaid charge for the Mortality and Expense Risk Charge and Administrative Expense Charge. The charge for a Valuation Period is equal to the daily charge for the Mortality and Expense Risk Charge and Administrative Expense Charge multiplied by the number of days in the Valuation Period.

c) is the number of Accumulation Units outstanding at the end of such Valuation Period.

For each Subaccount, Net Purchase Payments or transferred amounts are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to each Subaccount by the value of the Accumulation Unit for that Subaccount at the end of the Valuation Period in which the Net Purchase Payment or amount is received.

Surrenders, partial withdrawals or transfers from a Subaccount will result in the cancellation of the appropriate number of Accumulation Units of that Subaccount. The following events will also result in the cancellation of an appropriate number of Accumulation Units of a Subaccount:

a)     payment of the death benefit;

b)     the Annuity Date;

c)     the deduction of the annual contract fee; and

d)     imposition of any transfer charge.

Accumulation Units will be cancelled as of the end of the Valuation Period in which We receive notice of or instructions regarding the event.

SECTION 6.     GUARANTEED INTEREST OPTION

6.1     What is the Guaranteed Interest Option?

The Guaranteed Interest Option is an allocation option supported by assets in Our General Account. The Guaranteed Interest Option does not depend on the investment performance of the Variable Account. Subject to applicable law, We have sole discretion over the investment of assets supporting the Guaranteed Interest Option.

You may allocate Net Purchase Payments or transfer amounts to one or more of the Guarantee Periods that We make available. The minimum Net Purchase Payment or transfer amount to a Guarantee Period is $1,000. The Guarantee Period selected will determine the guaranteed interest rate. A Guarantee Period will begin on the date the Net Purchase Payment or transfer amount is applied and will end when the number of years in the Guarantee Period selected has elapsed. The last day of a Guarantee Period is the expiration date.

6.2     How is Your Guaranteed Interest Option Value determined?

Your Guaranteed Interest Option Value at any time is the sum of all Guarantee Amounts. Each Guarantee Amount is equal to:

a) the amount initially allocated or transferred to a Guarantee Period with a specified expiration date; plus the interest subsequently earned on that amount;

b)     less any prior withdrawal or amount borrowed.

As a result of any additional purchase payments or transfer of any portion of Your Contract Value, Guarantee Amounts allocated to Guarantee Periods of the same duration may have different expiration dates, and each Guarantee Amount will be treated separately for purposes of determining any interest adjustment described in Section 7.5.

We will periodically establish an applicable guaranteed interest rate for each Guarantee Period made available. Once an interest rate is declared for a Guarantee Amount, it is guaranteed for the duration of the Guarantee Period. The guaranteed effective annual interest rate(s) will never be less than 3%.

6.3     What happens when a Guarantee Period ends?

We will notify You prior to the expiration date for any Guarantee Amount. At any time during the thirty (30) day time period prior to the expiration date You may exercise the following options by Written Notice:

a) You may transfer that Guarantee Amount to any available Guarantee Period at the current guaranteed interest rate; or

b)     You may transfer the Guarantee Amount to any available Subaccount; or

c) If there is less than one (1) year to the Annuity Date, You may continue to accumulate interest on the Guarantee Amount at the current guaranteed interest rate available for a one year Guarantee Period.

You may only choose Guarantee Periods that do not extend past the Annuity Date.

If We are not notified during the thirty (30) day time period prior to the expiration date, a new Guarantee Period of the same duration as the previous Guarantee Period will begin automatically on the day following the expiration date. If the new Guarantee Period would result in the Guarantee Period extending beyond the Annuity Date, the new Guarantee Period will automatically be the longest Guarantee Period that does not extend beyond the Annuity Date. If there is less than one (1) year to the Annuity Date, We will continue to credit interest at the current guaranteed interest rate available for a one year Guarantee Period.

SECTION 7.     TRANSFER PRIVILEGE AND WITHDRAWAL PROVISION

7.1 Can You transfer values among and between Subaccounts and Guarantee Periods?

Your Variable Contract Value may be transferred among the Subaccounts and to the available Guarantee Periods. Transfers of a Guarantee Amount to the Subaccounts or available Guarantee Periods will be allowed only during the thirty (30) day period prior to the expiration date of that Guarantee Period. All transfers are subject to the following:

a)     the transfer request must be by Written Notice;

b) the transfer request must be received in Our Home Office prior to the Annuity Date;

c)     the amount transferred to a Guarantee Period must be at least $1,000; and

d)     the deduction of any transfer fees that We may impose.

You may make 12 transfers per Contract Year without charge. Each transfer after the 12th transfer will be assessed a $10 transfer fee. The transfer fee, if any, will be deducted from the Subaccount(s) or Guarantee Period(s) from which the transfer is made. If a transfer is made from more than one Subaccount or Guarantee Period at the same time, the transfer fee will be deducted pro-rata from the remaining Variable Contract Value in such Subaccount(s) or from the remaining Guarantee Amount for such Guarantee Period(s). We reserve the right to waive the transfer fees and to modify or eliminate the transfer privilege.

7.2     What are the rules for a partial withdrawal of the Surrender Value?

You have the right to make up to two partial withdrawals per Contract Year during the accumulation period by Written Notice. You must specify the Subaccount(s) or Guarantee Amount(s) from which the partial withdrawal is to be made.

We will pay You the amount You request in connection with a partial withdrawal by cancelling Accumulation Units from appropriate Subaccounts and/or reducing appropriate Guarantee Amounts. Partial withdrawals generally will be effective as of the date We receive Written Notice.

Any applicable interest adjustment will affect the amount available for withdrawal from a Guarantee Amount. If, at the time a partial withdrawal is requested from a Guarantee Amount, the Guarantee Amount would be insufficient to permit the deduction of an interest adjustment, then We will not permit the partial withdrawal.

Any applicable surrender charge will be deducted from the remaining value in the Subaccount(s) or the remaining Guarantee Amount(s) from which the withdrawal is being made. If such remaining Subaccount value(s) or Guarantee Amount(s) are insufficient for this purpose, the surrender charge will be deducted pro-rata from all Subaccount(s) and Guarantee Amount(s) under the Contract based on the remaining Contract Value in each Subaccount or Guarantee Amount.

If a partial withdrawal would cause the Surrender Value to be less than $2,000, We will treat Your request as a full surrender.

7.3     What are the rules for a full surrender of the Contract?

You have the right to surrender this Contract during the accumulation period by Written Notice. You will be paid the Surrender Value. The Surrender Value is equal to:

a) The Contract Value at the end of the Valuation Period in which We receive Your request;

b)     minus any interest adjustment;

c)     minus any applicable surrender charge;

d) minus the annual contract fee if the surrender does not occur on a Contract Anniversary;

e)     minus any Loan Amount;

f)     minus any applicable premium taxes not previously deducted.

The Surrender Value will not be less than the amount required by state law.

Upon payment of the above Surrender Value, this Contract is terminated and We have no further obligation under this Contract. We may require that this Contract be returned to Our Home Office prior to making payment.

7.4     When will a surrender charge be applied and how is it calculated?

A surrender charge is imposed on the withdrawal of any New Purchase Payment(s) in excess of the free withdrawal amount. The amount of the surrender charge is determined separately for each purchase payment and is expressed as a percentage of the purchase payment as follows:

Number of Years Since                                Surrender Charge
Purchase Payment was Credited                        Percent

Less than 1                                          7%
At least 1 but less than 2                           6%
At least 2 but less than 3                           5%
At least 3 but less than 4                           4%
At least 4 but less than 5                           3%
At least 5 but less than 6                           2%
At least 6 but less than 7                           1%
7 or more                                            0%


These percentages apply to partial withdrawals and full surrender of New Purchase Payments in excess of the free withdrawal amount.

Your annual free withdrawal amount is equal to 10% of New Purchase Payments at the time of withdrawal less free withdrawal amounts previously withdrawn in the current Contract Year. Your free withdrawal amount will never be less than zero. Free withdrawal amounts not withdrawn in a Contract Year are not carried over to increase the free withdrawal amount in a subsequent Contract Year.

For purposes of assessing a surrender charge, Contract Value is considered withdrawn as follows:

a)     Earnings not previously withdrawn;

b) Old Purchase Payments beginning with the oldest payment not previously withdrawn;

c) New Purchase Payments beginning with the oldest payment not previously withdrawn.

We will waive the surrender charge described previously, subject to Your providing satisfactory proof to Us that either of the following conditions has first occurred after the Contract Date:

a) The Annuitant has been admitted to a nursing home or hospital and has been confined to such nursing home or hospital for at least 180 consecutive days; or

b) The Annuitant has been determined to be terminally ill. Terminally ill means that due to illness or accident the Annuitant's life expectancy is 12 months or less.

7.5     When will an interest adjustment be applied and how is it calculated?

An interest adjustment will be imposed on any Guarantee Amount withdrawn (which includes partial withdrawals, full surrender and amounts borrowed) prior to the end of the Guarantee Period, other than a withdrawal during the thirty (30) day period prior to the expiration date of a Guarantee Period.

The amount of the interest adjustment will be calculated by multiplying the amount being withdrawn from the Guarantee Amount (before deduction of any applicable surrender charge) by the following factor:

                              0.70 x (I - J) x N/12
where:

I = the guaranteed interest rate being offered for new Guarantee Periods equal in duration to the period related to the Guarantee Amount being withdrawn. If the applicable Guarantee Period is no longer offered, "I" will be the rate determined by linear interpolation of the guaranteed interest rates for the Guaranteed Periods that are available. If the Guarantee Periods needed to perform the linear interpolation are not available, "I" will be the rate payable on the Treasury Constant Maturity Series published by the Federal Reserve for a security with time to maturity equal to the applicable Guarantee Period, plus the Interest Adjustment Reference Rate Factor shown on the Data Page. Linear interpolation will be used if this period of time to maturity is not quoted.

J = the interest rate being credited to the Guarantee Amount being withdrawn.

N = the number of complete months remaining to the end of the Guarantee Period.

In situations where "I" is greater than "J" the interest adjustment will have the effect of reducing the amount available for withdrawal. Alternatively, if "J" is greater than "I", the interest adjustment will have the effect of increasing the amount available for withdrawal.

No interest adjustment will be assessed for amounts withdrawn in the following situations:

a)     calculation of the death benefit upon death of the Annuitant;

b)     amounts withdrawn to pay fees or charges related to Your Contract; and

c) amounts withdrawn during the thirty (30) day period prior to the expiration date of the Guarantee Period.

In no event will:

       a) the interest adjustment exceed an amount equal to the interest earned in excess of an effective annual rate of 3% on Guarantee Amounts;

       b) the sum of any surrender charges and interest adjustment for a Guarantee Amount be greater than 10% of the amount withdrawn;

       c)     the   interest   adjustment   reduce  the  amounts   withdrawn  or
              transferred below the amount required under the nonforfeiture laws of the state with jurisdiction over the Contract.

The total amount withdrawn or surrendered could be less than the total purchase payment(s) because of the cumulative effect of the interest adjustment and surrender charge.

7.6 Are there any restrictions on payment of partial withdrawals or surrenders?

Generally, the amount of any surrender or partial withdrawal will be paid to You within seven days of Our receipt of Your Written Notice.

In accordance with state law, We reserve the right to postpone payment of surrenders and partial withdrawal of Guaranteed Interest Option Value for up to six months after We receive Written Notice. If payment is postponed for more than 29 days, We will pay interest at the effective annual rate of 3% for the period of postponement.

We reserve the right to postpone payment of surrenders and partial withdrawals from the Variable Account for any period when:

a) the New York Stock Exchange is closed other than customary weekend and holiday closing;

b)     trading on the Exchange is restricted;

c) an emergency exists as a result of which it is not reasonable or practicable to dispose of securities held in the Variable Account or determine their value; or

d)     the SEC permits delay for the protection of security holders.

The applicable rules of the SEC shall govern as to whether the conditions in (b) and (c) exist.

SECTION 8.     DEATH OF ANNUITANT AND/OR OWNER AND DEATH PROVISIONS

8.1     What if the Annuitant dies during the accumulation period?

If the sole Annuitant dies during the accumulation period and the Annuitant is not an Owner, We will pay the death benefit to the Beneficiary. The Beneficiary may elect (within 60 days of the date We receive Due Proof of Death) to apply this sum under one of the annuity payment options as Payee, provided the Annuity Date is at least two years after the Contract Date.
See Section 8.2 if You are the Annuitant.

8.2     What if any Owner dies during the accumulation period?

If any Owner dies prior to the Annuity Date and the deceased Owner is the sole Annuitant, We will pay the death benefit to the Beneficiary in one sum within five (5) years of the deceased Owner's death. The Beneficiary may elect (within 60 days of the date We receive Due Proof of Death) to apply this sum under one of the annuity payment options as Payee, provided:

a)     the Annuity Date is at least two years after the Contract Date;

b) payments under the annuity payment option begin not later than one (1) year after the Owner's death; and

c) payments will be payable for the life of the Beneficiary, or over a period not greater than the Beneficiary's life expectancy.

If any Owner dies and the deceased Owner is not the Annuitant (or a co-annuitant survives the deceased Owner/Annuitant), the new Owner will be the surviving Owner if any. The new Owner will be the Annuitant (unless otherwise provided) if there are no surviving Owners. If the sole new Owner is the deceased Owner's spouse, the Contract may be continued. If the new Owner is someone other than the deceased Owner's spouse, the Surrender Value of the Contract must be distributed within five (5) years of the deceased Owner's death.

8.3 What amount will be paid as a death benefit during the accumulation period?

Prior to the Annuitant's Age 76, the death benefit is equal to the greater of:

(a) the sum of the Net Purchase Payments made less any partial withdrawals, as of the date Due Proof of Death is received;

(b)    the Contract Value as of the date due proof of death is received;

(c) the death benefit anniversary amount as of the date of death, plus any Net Purchase Payments made and less any partial withdrawals since the most recent death benefit anniversary, prior to death.


Death benefit anniversaries are the 7th Contract Anniversary and each 7th subsequent Contract Anniversary thereafter, prior to the Annuitant's Age 76. The death benefit anniversary amount is the Contract Value on the most recent death benefit anniversary.

After the Annuitant reaches Age 76, the death benefit is equal to the Contract Value.

The death benefit described above will be reduced by any Loan Amount and any applicable premium taxes not previously deducted.

SECTION 9.     LOANS AND DIVIDENDS

9.1     Are loans available?

Loans will be available only to certain Qualified Contracts. The Data Page indicates if loans are available. The maximum loan value is 90% of the Surrender Value.

You must specify the Subaccount(s) or Guarantee Period(s) from which the loan will be made. The amount borrowed from such Subaccount(s) or Guarantee Period(s) in connection with the loan will be transferred to the Loan Account. Any amount borrowed from a Guarantee Amount will be subject to an interest adjustment as described in Section 7.5.

Your Loan Amount is equal to any amounts in Your Loan Account plus any accrued loan interest. Interest on Your Loan Amount will accrue at an effective annual rate of 6.50%.

Amounts in the Loan Account will be credited interest at an effective annual rate determined at Our discretion, but not less than 3%.

On each Contract Anniversary and on the Annuity Date (if not on a Contract Anniversary), any difference between the Loan Amount and the amount in the Loan Account will be transferred pro-rata from Your values in the Subaccount(s) and Guarantee Period(s) (as described above) to the Loan Account unless the difference is paid in cash.

You may repay the Loan Amount in whole or in part while this Contract is in force. An amount equal to the amount of the loan repayment will be transferred from the Loan Account to Your Subaccount(s) and Guarantee Period(s) in the same proportion as the Purchase Payments are currently allocated, unless You request otherwise.

The Loan Amount will be deducted from any death benefit payable.

If, on any date, Your Loan Amount exceeds Your Surrender Value, the Contract will be in default. In this case We will send You a notice of default and tell You what payment is needed to bring Your Contract out of default. You will have a 60 day grace period from the date of mailing such notice during which to pay the default amount. If the required payment is not paid within the grace period, the Contract will terminate without value.

9.2     Will dividends be paid?

We anticipate that no dividends will be payable on Your Contract. However, while Your Contract is in force, We will annually determine Your Contract's share in Our divisible surplus. Your Contract's share, if any, will be paid as a dividend on Your Contract Anniversary.

You may select a dividend option listed below. If You do not select an option, dividend option (a) will be used.

(a) Allocation to the Subaccount(s) of the Variable Account and the Guaranteed Interest Option in the same proportion as designated for purchase payments.

(b)    Pay in Cash.

ANNUITY PERIOD

SECTION 10.     ANNUITY PERIOD DEFINED

10.1 What is the annuity period?

The annuity period is the second of the two periods of Your Contract. The annuity period begins on the Annuity Date. It continues until We make the last payment as provided by the annuity payment option chosen.

On the first day of this period the Contract Value (adjusted as described below) will be applied to the annuity payment option shown on the Data Page unless You have previously elected another option. Monthly annuity payments will begin as provided under that option.

The Contract Value applied to an annuity payment option will be adjusted as follows:

a)     Any applicable interest adjustment will be made.

b) Any applicable surrender charge will be deducted for amounts applied to Option 1.

c) If the Annuity Date is not on the Contract Anniversary, the annual contract fee will be deducted on a pro-rated basis. The balance of the annual contract fee will be deducted from the remaining annuity payments for that Contract Year.

d)     Any Loan Amount will be deducted.

e)     Any applicable premium taxes will be deducted.


SECTION 11.     ANNUITY PAYMENTS

11.1 When will annuity payments begin?

The first annuity payment will be paid as of the Annuity Date. The Annuity Date is shown on the Data Page. You may change the Annuity Date by Written Notice, provided that the notice is received at Our Home Office at least 30 days prior to the current Annuity Date. The Annuity Date must be at least two years after the Contract Date. Unless otherwise restricted by law or regulation, the latest Annuity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Date.

Unless changed as described above, We will use the Annuity Date shown on the Data Page.

11.2 What annuity payment options are available?

There are different ways to receive annuity payments. We call these annuity payment options. Four annuity payment options are described below. Options 1 and 2 are available only as a fixed annuity. Options 3 and 4 are available in two forms - as a variable annuity in connection with the Variable Account and as a fixed annuity. Other annuity payment options may be available with Our consent.

Option 1 - Interest Option (Fixed Annuity Payments Only). We will pay interest on the proceeds which We will hold as a principal sum during the lifetime of the Payee. The Payee may choose to receive interest payments either once a year or once a month. We will determine the effective rate of interest from time to time, but it will not be less than an effective annual interest rate of 3.50%.

Option 2 - Installment Option (Fixed Annuity Payments Only). We will pay equal monthly annuity payments for a chosen number of years, not less than 5 nor more than 30. If the original Payee dies before annuity payments have been made for the chosen number of years: (a) annuity payments will be continued for the remainder of the period to the successor Payee; or (b) the present value of the remaining annuity payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor Payee or to the last surviving Payee's estate, if there is no successor Payee.

The Option 2 rates shown in Section 13 are based on 3.50% interest per year. Additional interest, if any, will be payable as We may determine from time to time.

Option 3 - Life Income - Guaranteed Period Certain (Fixed or Variable Annuity Payments). We will pay monthly annuity payments for as long as the Payee lives. If the original Payee dies before all of the annuity payments have been made for the guaranteed period certain: (a) annuity payments will be continued during the remainder of the guaranteed period certain to the successor Payee; or (b) the present value of the remaining annuity payments, computed at the interest rate used to create the Option 3 rates, will be paid to the successor Payee or to the last surviving Payee's estate, if there is no successor Payee.

The guaranteed period certain choices are:

(a)   0 years (life income only); or
(b)   10 years; or

(c)   20 years; or
(d) a period of years such that the total of all monthly annuity payments will be no less than the amount of the proceeds applied under this option. This choice is available only for fixed annuity payments.

Dividends, if any, will be payable as determined by Us.

Option 4 - Joint and Survivor Life Income - 10 Year guaranteed period certain (Fixed or Variable Annuity Payments). We will pay monthly annuity payments for as long as either of the original Payees is living. If at the death of the second surviving Payee, annuity payments have been made for less than 10 years:
(a) annuity payments will be continued during the remainder of the guaranteed period certain to the successor Payee; or (b) the present value of the remaining annuity payments, computed at the interest rate used to create the Option 4 rates, will be paid to the successor Payee or to the last surviving Payee's estate, if there is no successor Payee.

Dividends, if any, will be payable as determined by Us.

11.3 What are the requirements for choosing an annuity payment option?

We will automatically make annuity payments according to a Life Income Option with a guaranteed period certain of 10 years, starting on the Annuity Date, unless You choose another guaranteed period certain or annuity payment option. We will apply Your adjusted Contract Value to purchase a variable and/or fixed annuity in the same proportion as Your Contract Value is distributed among the Subaccounts and the Guaranteed Interest Option. You may change the annuity payment option by Written Notice on or prior to the Annuity Date to an annuity payment option that is acceptable to Us.

The minimum adjusted Contract Value which can be applied under Option 1 is $2,500. If the monthly interest payment for Option 1 is less than $25, We reserve the right to pay interest annually.

The minimum adjusted Contract Value which can be applied under Options 2, 3 or 4 is the greater of $2,500 or the amount required to provide an initial monthly annuity payment of $25.

We may require due proof of the Age of any Payee who is to receive a life income. For Type A Life Income Rates, We may also require due proof of the sex of any Payee who is to receive a life income.

The Payee may name a successor Payee to receive any remaining annuity payments due after the Payee's death. The Payee may exercise any ownership rights that continue after the Annuity Date.

11.4 How will fixed annuity payment values be determined?

The dollar amount of each fixed annuity payment will be determined by dividing the amount applied by $1,000 and multiplying the result by the applicable option rate shown in Section 13.

11.5 How will variable annuity payment values be determined?

The dollar amount of the initial variable annuity payment attributable to each Subaccount will be determined by dividing the amount applied by $1,000 and multiplying the result by the applicable option rate shown in Section 13. The total initial variable annuity payment is the sum of the initial variable annuity payments attributable to the Subaccounts.

The dollar amount of the subsequent variable annuity payments attributable to a Subaccount will be based on the number of Annuity Units credited to the Contract for that Subaccount and is determined by multiplying (a) by (b), where:

a)     is the number of Subaccount Annuity Units; and

b) is the Subaccount Annuity Unit value for the Valuation Period immediately preceding the due date of the payment.

The number of Annuity Units attributable to each Subaccount remains fixed unless there is an exchange of Annuity Units. The number of Annuity Units is derived by dividing that portion of the initial variable annuity payment attributable to the Subaccount by the Subaccount's Annuity Unit value for the Valuation Period which ends immediately preceding the Annuity Date.

The Annuity Unit value for each Subaccount was arbitrarily set initially at $100. Thereafter, the Annuity Unit value for each Subaccount in any Valuation Period is determined by dividing (a) by (b), then multiplying by (c) and adjusting the result to compensate for the assumed net investment rate of 3.50%, where:

a)     is the Accumulation Unit value for the current Valuation Period;

b)     is the Accumulation  Unit value for the immediately  preceding  Valuation
       Period;

c)     is the Annuity Unit value for the immediately preceding Valuation Period;

With an assumed net investment rate of 3.50% per year, payments after the initial payment may increase, decrease or remain constant based on whether the actual annualized investment return of the selected Subaccount(s) is greater or less than the assumed 3.50% per year.

 11.6 Can variable Annuity Units be exchanged?

The Payee may exchange the dollar value of a designated number of Annuity Units of a particular Subaccount for an equivalent dollar amount of Annuity Units of another Subaccount by Written Notice. On the date of the exchange, the dollar amount of an annuity payment would be unaffected by the fact of the exchange.

No more than 4 exchanges of Annuity Units may be made during any Contract Year.

SECTION 12.     DEATH OF OWNER

12.1     What if You die during the annuity period?

If You die on or after the Annuity Date, any remaining proceeds will be distributed at least as rapidly as provided by the annuity payment option in effect.

SECTION 13.     OPTION TABLES

13.1 What rates will be used to determine fixed annuity payment values for Option 2?

The rates below will be used to determine the dollar amount of the monthly fixed annuity payments for Option 2. The rates show the dollar amount of each monthly fixed annuity payment for each $1,000 applied. Rates for years payable not shown, if allowed by Us, will be calculated on an actuarially equivalent basis and will be available upon request.


Option 2. Rates - First Payment Due at Beginning of Period.

Years                      Monthly Payment Payable Under
Payable                    Fixed Option 2 for each $1,000 Applied
10                             9.83
15                             7.10
20                             5.75
25                             4.96
30                             4.45

13.2 What rates will be used to determine annuity payment values for Options 3 and 4?

The age adjustment table below and the following rates will be used to determine the dollar amount of the monthly fixed annuity payments and the initial variable annuity payment for Options 3 and 4.

The Type A life income rates for Options 3 and 4 are based on the Payee's adjusted age and sex. The Type B life income rates are based on the Payee's adjusted age. The life income rates type for this Contract is shown on the Data Page. The adjusted age is the Payee's Age last birthday plus the age adjustment shown in the table below. The Contract Years elapsed are from the Contract Date to the effective date of the Annuity Option. Any partial Contract Year is considered as a full Contract Year.


Contract Years Elapsed                      Age Adjustment

   1- 10                                    +3
11 - 20                                     +2
21 - 30                                     +1
    +31                                      0

The following rates show the dollar amount of each monthly annuity payment for each $1,000 applied. The rates are based on the 1983A Mortality Tables and with compound interest at the effective rate of 3.50% per year. Rates for adjusted ages and guaranteed periods certain not shown, if allowed by Us, will be calculated on an actuarially equivalent basis and will be available upon request.

Option 3. Life Income Rates - Guaranteed Period Certain - First Payment Due at Beginning of Period.


                                             Type A Life Income Rates
                                                Per $1,000 Applied
------------------------------------------------------------------------------------------------------------------
                                                Adjusted Age - Male
------------------------------------------------------------------------------------------------------------------
Years  55   56   57   58    59   60   61   62   63   64    65   66   67   68   69    70   71   72   73   74    75
------------------------------------------------------------------------------------------------------------------
  0   4.99 5.09 5.20 5.32 5.44  5.57 5.71 5.86 6.02 6.20 6.38  6.58 6.79 7.02 7.26 7.52  7.80 8.09 8.41 8.75 9.12
  10  4.91 5.00 5.10 5.20 5.31  5.42 5.54 5.67 5.80 5.94 6.08  6.23 6.38 6.54 6.71 6.87  7.05 7.22 7.40 7.57 7.75
  20  4.66 4.72 4.78 4.85 4.91  4.97 5.04 5.10 5.16 5.22 5.28  5.33 5.38 5.43 5.48 5.52  5.55 5.59 5.62 5.64 5.66
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                               Adjusted Age - Female
------------------------------------------------------------------------------------------------------------------
Years  55   56   57   58    59   60   61   62   63   64    65   66   67   68   69    70   71   72   73   74    75
------------------------------------------------------------------------------------------------------------------
  0   4.54 4.62 4.71 4.80 4.90  5.00 5.11 5.23 5.36 5.49 5.64  5.79 5.95 6.13 6.32 6.53  6.75 6.99 7.26 7.54 7.85
  10  4.51 4.58 4.66 4.75 4.84  4.93 5.03 5.14 5.25 5.37 5.50  5.63 5.77 5.91 6.07 6.23  6.40 6.58 6.76 6.95 7.14
  20  4.38 4.44 4.51 4.57 4.64  4.70 4.77 4.84 4.91 4.98 5.05  5.12 5.19 5.25 5.32 5.37  5.43 5.48 5.52 5.57 5.60
------------------------------------------------------------------------------------------------------------------

                                             Type B Life Income Rates
                                                Per $1,000 Applied
------------------------------------------------------------------------------------------------------------------
                                               Adjusted Age - Unisex
------------------------------------------------------------------------------------------------------------------
Years  55   56   57   58    59   60   61   62   63   64    65   66   67   68   69    70   71   72   73   74    75
------------------------------------------------------------------------------------------------------------------
  0   4.63 4.72 4.81 4.91 5.01  5.12 5.23 5.36 5.49 5.63 5.79  5.95 6.12 6.31 6.51 6.73  6.96 7.21 7.48 7.78 8.10
  10  4.59 4.67 4.75 4.84 4.94  5.03 5.14 5.25 5.37 5.49 5.62  5.75 5.90 6.05 6.20 6.37  6.54 6.71 6.90 7.08 7.27
  20  4.44 4.50 4.57 4.63 4.70  4.76 4.83 4.90 4.97 5.04 5.10  5.17 5.23 5.30 5.35 5.41  5.46 5.51 5.55 5.58 5.62
------------------------------------------------------------------------------------------------------------------

Option 4. Life Income Factors - Joint and Survivor - 10 Year Guaranteed Period Certain - First Payment Due at Beginning of Period.

         Type A Life Income Rates                                                Type B Life Income Rates
            Per $1,000 Applied                                                      Per $,1000 Applied

-----------------------------------------------------------    -------------------------------------------------------------
Adjusted                                                           Adjusted
 Age -                Adjusted Age - Female                          Age -                   Adjusted Age - Unisex
 Male      55       60       65        70         75                Unisex         55       60       65      70         75
-----------------------------------------------------------    -------------------------------------------------------------

  55      4.16     4.34     4.51      4.65       4.76                 55          4.10     4.24     4.35    4.44       4.51
  60      4.26     4.51     4.75      4.98       5.16                 60          4.24     4.43     4.62    4.77       4.89
  65      4.35     4.65     4.98      5.31       5.61                 65          4.35     4.62     4.89    5.14       5.34
  70      4.41     4.76     5.17      5.62       6.07                 70          4.44     4.77     5.14    5.51       5.84
  75      4.46     4.84     5.32      5.88       6.48                 75          4.51     4.89     5.34    5.84       6.34
-----------------------------------------------------------    -------------------------------------------------------------

                            FLEXIBLE PREMIUM DEFERRED

                           VARIABLE AND FIXED ANNUITY

                 Flexible Purchase Payments as described herein.
                 Annuity Payments starting on the Annuity Date.
            Death benefit payable at death prior to the Annuity Date.
                                 Participating.


                             Century Life of America
                     2000 Heritage Way, Waverly, Iowa 50677
                            Telephone: (319) 352-4090

                               AMENDMENT TO POLICY

Section 8.3 is deleted.  It is replaced with the following:

         The death benefit will be determined based on the Annuitant's Age on Your Contract Date. If there is more than one Annuitant, We will use the Age of the last surviving Annuitant.

         If the Annuitant's Age on Your Contract Date is:

         A.  less than 76, the death benefit is equal to the greater of:

              1. the sum of the Net Purchase Payments made less any partial withdrawals, as of the date Due Proof of Death is received;

              2. the Contract Value as of the date Due Proof of Death is received;

              3. the death benefit anniversary amount as of the date of death, plus any Net Purchase Payments made and less any partial withdrawals since the most recent death benefit anniversary, prior to death.

       Death benefit anniversaries are the 7th Contract Anniversary and each 7th subsequent Contract Anniversary thereafter.

         B.   76 or greater, the death benefit is equal to the Contract Value.

         The death benefit described above will be reduced by any Loan Amount and any applicable premium taxes not previously deducted.



         Century Life of America
         A Mutual Insurance Company



         /s/ Barbara L. Secor


         Secretary

                                     403(B)

                             TAX SHELTERED VARIABLE

                               ANNUITY ENDORSEMENT

This variable annuity is issued as part of a 403(b) salary reduction agreement. It is issued as an agreement between the annuitant and an Internal Revenue Code
(Code) Section (ss. )501(c)(3) organization or public school. This constitutes a plan qualified under Code ss.403(b) and related regulations. The terms and conditions listed below will then form a part of the contract. In any conflict between the terms of this Section and any other Section of this contract; this Section will govern.

NONTRANSFERABLE AND NONASSIGNABLE

This contract is for the sole benefit of the annuitant or the beneficiary(ies). This contract is not transferable; except to the Company on surrender or settlement. It may not be: sold; assigned; discounted; or pledged as collateral for a loan or as security, for any purpose.

CONTRIBUTION LIMITATIONS

In no event may voluntary salary deferral contributions be made to the contract in any taxable year in excess of either:

A. the maximum excludable contribution amount, as defined under Code ss.403(b)(2), ss.415, and ss.402(g);

B.     or such greater amount as specified in Code ss.415(c)(4).

The owner may notify the Company that voluntary salary deferral contributions in excess of the limitations have been made to the contract. The excess amount will be taxable as ordinary income and may:

A.     remain in the contract; or

B. be returned to the owner. Such amount must be returned no later than; the April 15 following the close of the taxable year in which the excess was contributed. Any such excess returned is not subject to any surrender charge or penalty outlined in the contract. Any investment gain resulting from the allocation of the excess amount to the subaccount(s) will be returned to the owner along with the excess amount. Any investment loss resulting from the allocation of the excess amount to the subaccount(s) will be deducted proportionately from the remaining subaccount value(s) and guarantee amount(s).

LOANS

If loans are allowed under the contract to which this Endorsement is attached; loans may be made as follows. The maximum loan value is the greater of; $10,000 or 50 percent of the contract value less any prior loan amount. However, loans may not exceed the loan value described in this contract. In no event shall the total contract indebtedness of all 403(b) accounts exceed $50,000 less the highest total indebtedness during the one-year period prior to the new loan date. The minimum loan is $100.

The annuitant must repay each loan within five (5) years of the loan date; unless the loan will be used to purchase the annuitant's principal residence. In that event, the Company may fix a reasonable time period for repayment. Terms for repayment will be established at the time the loan is made. A loan must be repaid in substantially equal payments; on a quarterly or more frequent basis. All loan repayments must be clearly marked as such.

If any loan repayments have not been made within 61 days of the due date, the loan is in default. After this 61-day time period, the loan amount will be repaid by making a partial withdrawal of the surrender value. An amount equal to the amount of the loan repayment will be credited to the loan account from the subaccount(s) and guarantee period(s) in the same proportion as the purchase payments are currently allocated, unless the owner requests otherwise. The subaccount(s) and guarantee period(s) from which the partial withdrawal is made will be further reduced by any charges or adjustments applicable to partial withdrawals. The amount of the partial withdrawal will be treated as a taxable distribution to the annuitant.

DISTRIBUTION RESTRICTIONS

Distributions will be governed by: Code ss.403(b)(10); ss.403(b)(11); ss.401(a)(9); and their related regulations. This includes the incidental death benefit rules of ss.401(a)(9)(G) of the Code and the minimum distribution incidental benefit requirement of ss.1.401(a)(9)-2 of the Proposed Income Tax Regulations. The owner may not surrender this contract, or any portion of this contract except: when the annuitant attains age 59 1/2; separates from service; dies; becomes disabled within the meaning of Code ss.72(m)(7); experiences a "hardship"; or as otherwise permitted by Code ss.403(b)(11) and its related regulations. In the case of hardship; the owner may not withdraw any income earned on contributions made according to the salary reduction agreement, within the meaning of ss.402(g)(3)(C). Payments made prior to age 59 1/2 may be subject to an IRS premature distribution tax; in addition to current income tax.

Unemployment Compensation Act of 1992 (UCA `92). As required by UCA `92, mandatory 20 percent withholding will apply if: a payment meets the definition of an Eligible Rollover Distribution; and are not rolled over, but instead are paid directly to the annuitant.

Payments to Annuitant. Payment must be made on or before April 1 of the year following the year of attainment of age 70 1/2. Payments may be made as follows:

A. as a single lump sum; or

B. in equal or substantially equal payments: over the lifetime of the annuitant; over the lives of the annuitant and the beneficiary(ies); over a specified period that may not be longer than the annuitant~s life expectancy; or over a specified period that may not be longer than the joint life and last survivor expectancy of the annuitant and the beneficiary(ies).

Periodic payments must be made in intervals of no longer than one year. In addition, periodic payments may increase only as provided in Q&A F-3 of ss.1.401(a)(9)-1 of the Proposed Income Tax Regulations.

Payments  to   Beneficiary(ies).   If  the  annuitant  dies,  payments  will  be
distributed as follows:

A. If death occurs on or after the date annuity payments have begun; the remaining payments will be distributed at least as rapidly as under the payment method used prior to death.

B. If the death occurs before annuity payments have begun; the death benefit must be distributed as elected. However, if an election has not been made; the beneficiary(ies) has the following options for distribution:

       1. the full amount to be paid by December 31 of the year containing the fifth anniversary of the annuitant's death; or

       2. in equal or substantially equal payments over the life or life expectancy of the beneficiary(ies). Such payments must start by December 31 of the year following the annuitant's death. However, for a spouse beneficiary, payments are not required to begin until December 31 of the year the annuitant would have turned 70 1/2. A spouse beneficiary may also roll all or a portion of the death benefit to their own individual retirement annuity.

Payment under this Section is considered to have begun:

A. upon an individual reaching his or her required beginning date; or

B. if prior to the required beginning date; payments have begun under an annuity payment option acceptable under ss.1.401(a)(9) of the Regulations.

Related Distribution Provisions.

A. The return multiples contained in Tables V and VI of 1.72-9 of the Income Tax Regulations are used to calculate: life expectancy; and joint and last survivor expectancy.

      The life expectancy of the annuitant or spouse beneficiary will be recalculated annually, for purposes of payment, unless otherwise elected by: the annuitant, prior to payments beginning; or by the spouse beneficiary, if the annuitant dies before payments have begun.

      If election has been made not to recalculate life expectancy annually; such election is irrevocable and will apply to all subsequent years.

      The life expectancy of a non-spouse beneficiary(ies) may not be recalculated. Instead, life expectancy will be based on the ages of the beneficiary(ies) and annuitant in the year the annuitant attains age 70 1/2. Payments for subsequent years will be based on such life expectancy; reduced by one for each year which has elapsed.

B. The payment amounts will be no less than the amount obtained by dividing the amount payable upon the annuitant's death by: the life expectancy of the annuitant or beneficiary; or the joint and last survivor expectancy of the annuitant and spouse beneficiary.

C. For a non-spouse beneficiary; the payment amount must be no less than the amount obtained by dividing the amount payable upon the annuitant's death by the lesser of: the annuitant~s life expectancy; or a divisor obtained from the tables available in ss.1.401(a)(9)-2.

D. The beneficiary(ies) may increase the frequency or amount of payments; if the payments are for a period certain.

E. For the purpose of distribution requirements; any amount paid to a child beneficiary will be treated as if it had been paid to the surviving spouse. This applies only if the remaining amount becomes payable to the surviving spouse when the child reaches majority age.

F. If there are two or more 403(b) accounts; minimum distribution requirements of the Code may be satisfied out of one of the 403(b) accounts. This is possible by receiving the combined required minimum distribution amounts out of one 403(b) account. This is the alternative method described in Notice 88-38, 1988-1 C.B. 524.

ROLLOVER CONTRIBUTIONS

If the Payee is eligible to receive distributions, the Payee may elect an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified in a Direct Rollover.

This contract will accept any Eligible Rollover Distribution paid directly to it as a Direct Rollover from another 403(b) plan. Any Eligible Rollover
Distribution not paid directly to this plan will be accepted as a rollover contribution if received within 60 days of distribution.

Rollover Contribution Definitions. The following words and phrases, as used in this section, are defined as follows:

A. Eligible Rollover Distribution. An Eligible Rollover Distribution is a payment of all or any portion of the Payee's contract value, but does not include:

    1. any minimum payment that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Payee; or the joint lives (or joint life expectancies) of the Payee and the Payee's beneficiary; or for a specified period of ten years or more;

    2. any minimum payment required under ss.401(a)(9) of the Code;

    3. the portion of any payment that is non-taxable.

B. Eligible Retirement Plan. An Eligible Retirement Plan that may accept an Eligible Rollover Distribution may be: an individual retirement account described in ss.408(a) of the Code; or an individual retirement annuity described in ss.408(b) of the Code; or an annuity plan described in ss.403(b) of the Code; or a custodial account as described in ss.403(b)(7) of the Code.

   For an Eligible  Rollover  Distribution to the surviving  spouse, an Eligible
   Retirement  Plan  is:  an  individual   retirement   account;  or  individual
   retirement annuity.

C. Payee. Payees include: an employee or former employee; the employee's or former employee's surviving spouse; the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (defined in ss.414(p) of the Code).

D. Direct Rollover. A Direct Rollover specified by the Payee may be: a payment from this contract directly to an Eligible Retirement Plan; or a payment from another 403(b) plan to this contract.

GENERAL PROVISIONS

Endorsements. This contract, including this Endorsement, will be amended as required by changes in: the Code; IRS Regulation; or published revenue rulings. The Company will promptly furnish any endorsements which are required to comply with such changes. Upon receipt of such endorsement, the annuitant has thirty
(30) days to contact the Company to reject the endorsement. If the thirty (30) days elapse and the Company has not been contacted, the endorsement is deemed accepted. Because this contract is established with the intent to comply with federal regulation, rejection will be deemed a request to remove this endorsement and will result in a taxable event.

Reporting. The Company is required to report distributions from this contract to the IRS and, in some cases, to withhold certain amounts from taxable distributions. The Company will furnish contract reports summarizing total contributions and total distributions.

Acknowledgment. The undersigned hereby agrees to the terms of this endorsement and acknowledges understanding of: the distribution restrictions imposed by ss.403(b)(11); and investment alternatives available under the employer's 403(b) program.



     Signature:                                     Date:
                         Owner


    Signature:                                      Date:
                         Witness



CENTURY LIFE OF AMERICA
A Mutual Insurance Company

     Barbara L. Secor
        Secretary

          Flexible Premium Deferred Variable and Fixed Annuity Contract
                                State Variations

Contract Form No. 2800 attached as Exhibit 4 is a copy of the Contract language used in the following states:

Alabama                                     Maine
Alaska                                      Minnesota
Arkansas                                    Mississippi
Colorado                                    Missouri
Connecticut                                 Nebraska
Delaware                                    Nevada
Georgia                                     New Mexico
Hawaii                                      Ohio
Illinois                                    Rhode Island
Indiana                                     South Dakota
Iowa                                        Tennessee
Kentucky                                    Vermont
Louisiana                                   Wyoming

The following state contract forms vary from the Form No. 2800 as indicated below:

Arizona--   Contract No. 2800 AZ adds language to Form No. 2800  stating,  "Upon written request, we will provide you with information regarding the benefits and provisions of the Contract."

California--Contract  No.  2800 CA  changes  Form 2800  language  to allow for a
            10-day free look, except for ages 60 and above allowing for a 30-day free look.

Florida--   Contract No. 2800 FL changes Form 2800 language on the cover page to
            add  "If  you  have  a  question,   complaint  or  need  information
            concerning your contract, call 1-800-798-5500." Surrender Charge description added to Data Page. Revises Section 1.7 without change in meaning. Adds table of values per $1,000 allocated to a Guarantee
            Period to Section 6.2.

Idaho-- Contract No. 2800 ID changes Form 2800 language to allow for a 20-day free look and the return of purchase payments during the Right to Examine Period. First paragraph in Section 4.3 changed to explain 20-day free look provision. Changes Section 7.6 interest rate paid for deferral of payment of partial withdrawal and surrenders as defined in Idaho Code.

Kansas--    Contract  No.  2800  KS  deletes  nursing   homes/terminal   illness
            paragraph from Section 7.4 of Form 2800.

Maryland--  Contract  No.  2800  MD adds  "Limited  Participation  as  described herein."  Deletes  "Fixed"  from Form 2800 title on the cover  page.
            Deletes sentence saying, "we will refund any purchase payments received by us required by state law" from the Right to Examine provision. There are no Fixed Accounts, therefore, Section 7.5 from Form 2800 regarding fixed accounts and Section 6 from Form 2800 regarding Guaranteed Interest Option have been deleted. Deleted all references to Guaranteed Interest Option throughout the Form 2800 Contract.

Massachusetts-- Contract Nos.  2800 SMA and UMA allowing for separate  forms for sex distinct and unisex. Also added Table of values to Section 6.2 in Form 2800. Tables were changed on data page and misstatement of age and sex language was revised from Form 2800.

Michigan--  Contract Nos. 2800 U and 2800 S allowing for separate  forms for sex
            distinct   and  unisex.   Tables  were  changed  on  data  page  and
            misstatement of age and sex language was revised from Form 2800.

Montana--   Contract No. 2800 MT 0294 is unisex only.  Revises  misstatement  of age and sex,  tables etc.  and adds  Section 1.2 "Does the  Contract
            Conform with Montana Statutes?" to Form 2800.

North Carolina--Contract No. 2800 NC deletes  settlement options 1 & 2 from Form
            2800.

North Dakota--Contract  No.  2800 ND revises  Form 2800 to allow for 20-day free
            look  in  Section  4.3.   Tables  were  changed  on  data  page  and
            misstatement of age and sex language was revised from Form 2800.

Oklahoma--  Contract  No.  2800 OK  revises  Form  2800 to allow  the  return of purchase  payments  during the Right to Examine  Period and  revises
            Section 4.3 "How Net Purchase Payments Will be Allocated" to describe the Right to Examine Period provision.

Oregon-- Contract No. 2800 OR revises Form 2800 to delete "Fixed" from the title on the cover page. There are no Fixed Accounts, therefore, deletes Section 7.5 regarding Fixed Accounts. Deletes Section 6 regarding Guaranteed Interest Option and deletes all references to Guaranteed Interest Option throughout the contract Form 2800.

Pennsylvania-- Contract  No.  2800 PA changes  Form 2800 to allow for issue ages
            0-78; revised Free-Look. Revised Section 1.3 related to misstatement of age and sex adding "to be equal to the amount the contract value would have purchased based on correct age/sex." Revised Section 4.3 regarding how the initial purchase payment will be allocated.
            Section 5.2(i) added: "If such change required endorsement of your contract, we will notify you and the endorsement may then be either accepted or rejected." Only one fixed account guarantee period with no interest adjustment. Therefore, all language referring to the interest adjustment is deleted, including Section 7.5.

South Carolina-- Contract  No.  2800 SC changes  Form 2800 by  deleting  "in the absence of fraud" from Section 1.2 regarding "When will the contract become incontestable. "Contract fee deducted from subaccounts only, not fixed accounts. Revised free-look language to allow the return of purchase payments and Section 4.3 to describe the return of purchase payments during the Right to Examine Period.

Texas-- Contract No. 2800 TX revises Form 2800 to allow for a 6 year stepped up death benefit in Section 8.3. Contract fee deducted from subaccounts only, not fixed in Section 1.4. One fixed account/guarantee period, with no interest adjustment. Therefore, all language regarding interest adjustment deleted including Section
            7.5. Section 11.2 "What Annuity Payment Options are Available?" adds Option 3(d) "The rates for such period of years will be calculated on an actuarially equivalent basis to those shown in Section 13.2.

Utah-- Contract No. 2800 UT revises Form 2800 free-look language to allow the return of purchase payments and Section 4.3 How Will the Net Purchase Payments be Allocated" to describe the return of purchase payments during the Right to Examine Period. One fixed account/guarantee period with no interest adjustment. Therefore, all language regarding interest adjustment deleted, including Section 7.5.

Virginia--  Contract No. 2800 VA revises Form 2800 to change interest adjustment to "market value adjustment" throughout contract.

Washington--Contract  No.  2800 WA deletes  "Fixed"  from the title on the cover page of the Form 2800. There are no Fixed Accounts, therefore, deletes Section 7.5 regarding Fixed Accounts, and Section 6, Guaranteed Interest Option. All references to Guaranteed interest Option removed throughout the contract.

West Virginia--Contract  No. 2800 WV limits  postponement  of payment of partial withdrawals and surrenders to 30 days in Section 7.6 of Form 2800.

Wisconsin-- Contract   No.  2800  WI  changes  Form  2800  to  allow  one  fixed
            account/guarantee period with no interest adjustment. Therefore, all language regarding interest adjustment deleted, including Section 7.5.

                                    EXHIBIT 5

                          VARIABLE ANNUITY APPLICATION
                                                Credit Union No.
                             (Please Print Clearly)

1. ANNUITANT (OWNER)                              Sex: | | Male       | |Female

    Name                                          SS No./Tax ID:

    Address                                       Date of Birth:

    City                 State         ZIP        Daytime Phone  (             )


2. CO-ANNUITANT (CO-OWNER                         Sex:  | |Male      | |Female
   (Not available for QRP, IRA, SEP or 403(b) Plans)

   Name                                           SS No./Tax ID:

   Address                                        Date of Birth:

   City                  State         ZIP        Daytime Phone  (             )


3. OWNER                                          Sex:  | |Male      | |Female
    If Annuitant(s) are not also the Owner(s), then specify the Owner here.

   Name                                           SS No./Tax ID:

   Address                                        Date of Birth:

   City                  State         ZIP        Daytime Phone  (             )

4. BENEFICIARY (To list more beneficiaries, use Section 10.)     Relationship to
              Name                      Address                     Annuitant
   Primary

   Contingent

5. PLAN TYPE     (Check the appropriate boxes.)

    | | Non-qualified

    Qualified:   (Check the appropriate plan description.)

    | | IRA      | | SEP/IRA         | | 403(b)        | |Other

6. HOME OFFICE USE ONLY

7. PURCHASE PAYMENTS  Please make checks payable to Century Life of America.

   Single/Initial Purchase Payment $
     (Min. Total First Year: Non-qual. $5000, Qual. or 457 $2000, 403(b) $300)

   Future Purchase Payments $
     (Min.: $100 or $25 for Automatic & Salary Savings)

By:| |Check | |Automatic* | |Transfer | |Rollover

By:| |Mo. Automatic* | |Salary Savings

   Year for which contribution applies
   (If Qualified)                | |Quarterly    | |Semiannual        | |Annual

The Initial Purchase Payment applied will be equal to the actual amount received by Century Life of America.

*You must complete the Authorization on the back for Automatic Purchase Payment Plans.

8. PURCHASE PAYMENT ALLOCATION %
    (Whole %; Must total 100%; Minimum 10% per Subaccount or Guarantee Period.)

  ALLOCATION % TO SUBACCOUNT(S) OF THE VARIABLE ACCOUNT:
     % Cap. Appreciation Stock      % Bond                 % International Stock
     % Growth & Income Stock        % Money Market         % Other
     % Balanced Account             % World Governments    % Other

ALLOCATION % TO GUARANTEE PERIOD(S) OF THE GUARANTEED INTEREST OPTION:
  (NOTE-Min. amount is $1000)
   % 1 Year        % 3 Year        % 5 Year         % 7 Year           % 10 Year

9. PRESERVATION PLUS PROGRAM | | I will participate in the Preservation Plus Program. I hereby authorize Century Life of America to allocate a portion of the initial purchase payment to the Year Guarantee Period. This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the Guarantee Period indicated. The difference between the initial purchase payment and the portion allocated to the Guarantee Period will be allocated as indicated in Section 8.

10. Special Instructions



11. Will this contract replace or change any existing life insurance or annuity in this or any other company? | |Yes | |No

     If Yes:
     What Company?
     What Contract Number?

12. SUITABILITY Must be completed by Owner.
                               Annual Earnings          Estimated Net Worth

Occupation                  | | $ 25,000-$ 49,999      | | $ 25,000-$ 74,999
Employer                    | | $ 50,000-$ 99,999      | | $ 75,000-$124,999
Address                     | | $100,000-$199,999      | | $125,000-$249,999
City       State     ZIP    | | $200,000 plus          | | $250,000 plus
                            Other Inc.                 Other

   Financial Objectives     Please check one.
   | | Preservation of Capital     | | Income     | | Long Term Growth
   | | Maximum Capital Appreciation

   Initial Source of Funds:     Check all that apply.
  | |CDs/Saving Acct. | |Investments | |Stocks/Bonds| |Sale of Personal Property | |Current Income | |Policy Cash Value, Dividend or Loan | |Policy Surrender
  | |Other

13. AGREEMENT
     a. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and are made as a basis for my application.

     b. I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

     c. I, the proposed owner(s), certify under penalties of perjury, that the taxpayer identification number(s) shown under Sections 1 and 2, or under
        Section 3 (if Owner is other than the Annuitant), is my correct taxpayer identification number unless I have marked the box below:
           | | I have been notified that I am subject to backup withholding under Internal Revenue Section 3406(a)(1)(c) and the payor shall withhold in accordance with withholding requirement imposed by law.

    d. I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS DATED .I HEREBY REQUEST A STATEMENT OF ADDITIONAL INFORMATION | |YES | |NO

    e. I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    f. I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE GUARANTEED INTEREST OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON AN INTEREST ADJUSTMENT FORMULA.


        Signature of Owner (if other than Proposed Annuitant)   Date

        Signature of Annuitant(s)                               Date

        Witness or Agent                  Agent No.             Date

AGENT
To the best of your knowledge, will this contract replace or change any existing life insurance or annuity in this or any other company? | | Yes | | No If yes, have all required documents been completed in compliance with applicable state regulations? | | Yes | | No
If no, explain in Section 10.

Agents Signature

AUTHORIZATION PLEASE ATTACH A BLANK VOIDED CHECK (For Checking and Share Draft Accounts Only.)

Initial Payment:
| | I hereby authorize a debit entry to my financial institution account indicated below to initiate the related credit entry to the Century Life of America account in the amount of $ .

Future Payments:
| | I authorize Century Life of America and the financial institution named below to initiate variable entries to my account. I elect to receive quarterly statements for my variable annuity. This authorization will remain in effect until revoked by me in writing. A monthly debit in the amount of $ will occur on the first of the month, unless another draft date is checked:
   | | 1          | | 5         | | 10         | |15         | |20         | |25
Dollars allocated to a subaccount will purchase units at the next computed accumulation unit value. There is no additional charge for purchasing units through the automatic purchase payment plan.

Financial Institution:                                Account Number:

Address:

If this is a saving account, are electronic debits allowed?
| | Yes     | | No

Account Signature of Payor(s)

                                VARIABLE ANNUITY
                                OPTIONAL PROGRAMS

 Instructions

    The annuity owner may use this form to request services for a new or existing annuity.

    Check the appropriate box(es) and supply the information indicated. These programs are described in more detail in the prospectus.

| | Automatic Personal Portfolio Rebalancing Service: Automatically rebalance the assets within my annuity. (Complete sections 1, 2, and 6.)

| | Dollar Cost Averaging or Automatic Transfer Program: Automatically move assets among investment choices. More information on the next page. (Complete sections 1, 3, and 6.)

| | Telephone/Fax Authorization. (Complete sections 1, 4, and 6.)

| | Systematic Withdrawal:  To request systematic withdrawals from my annuity.
    (Complete sections 1, 5, and 6.)


1.   Contract Information

| | New Contract
| | Existing Contract No.

 Name of Contract Owner

 Name of Joint Owner (if applicable)

 Social Security Number of Owner

 Address

 City                    State        Zip

 2.      Rebalancing Service

| | Begin               | | Modify              | | Terminate

Frequency:

| | Monthly        | | Quarterly        | | Semiannually        | | Annually

| | Transfer amounts in proportion to my purchase payment allocation schedule.

      Use whole percentages - not less than 10%
      Must equal 100%

Indicate how you would like assets allocated:
         % Capital Appreciation Stock
         % Growth and Income
         % Balanced
         % Bond
         % World Governments
         % International Stock
         % Other
      100% Total

3.      Dollar Cost Averaging or Automatic Transfer Program

Dollar Cost Averaging is simply the investing of equal dollar amounts at regular intervals. This method of investing does not assure profit or protect against loss in declining markets. Consider your financial ability to continue purchasing at times when prices are low.

      $5,000 minimum in Money Market Subaccount
      Minimum transfer $100

| | Begin                    | | Modify                    | | Terminate

Transfer:
| | Fixed  percent of      %
| | Fixed  dollar  amount of $
| | Fixed number of       units
| | Excess amount above a target remainder of $

Frequency:
| | Monthly        | | Quarterly        | | Semiannually        | | Annually

      Use whole percentages
      Minimum of 10% or $100
      Must equal 100%

Transfer to:
| |             % Capital Appreciation Stock
| |             % Growth and Income
| |             % Balanced
| |             % Bond
| |             % World Governments
| |             % International Stock
| |             % Other
           100% Total

4.      Telephone/Fax Authorization

| | Check this box to authorize telephone/fax authorizations

     I authorize Century Life of America (the Company) to act pursuant to my telephone or fax instructions.

     I authorize my CUNA Brokerage Services, Inc. representative (name) to call the Home Office and perform transactions listed in the "By Phone" section on the next page, based on my specific instructions for each transaction.

     If the Company does not use reasonable procedures to determine that the instructions are genuine, the Company is at risk for losses due to unauthorized or fraudulent instructions. If the Company uses reasonable procedures and believes the instructions are genuine, I am at risk for losses caused by someone giving unauthorized or fraudulent information to the Company.

5.   Systematic Withdrawal

Be sure to complete the Income Tax Withholding sections Owner must be at least 59 1/2

Frequency:
| | Monthly        | | Quarterly        | | Semiannually        | | Annually

Options: (Select ONE)
| | Specified dollar amount
| | Specified  number of  accumulation  units
| |Specified  percent of variable contract value
| |Specified target remainder of variable contract value

$5,000 minimum contract value in subaccount chosen
Each withdrawal must be at least $100

Complete the appropriate section below to reflect the option you selected.

                           Dollar     No. Of        Per-          Target
                           Amount     Units         centage      Remain.

Capital Apprec. Stock      $                                %
Growth and Income          $                                %
Balanced                   $                                %
Bond                       $                                %
Money Market               $                                %
International Stock        $                                %
World Governments          $                                %
Begin on                               and terminate on

For Substantially Equal Payments use Form CLS-230 (VANN).

INCOME TAX WITHHOLDING AUTHORIZATION

WAIVING THE TERMINATION OF THE SYSTEMATIC WITHDRAWAL PLAN WHEN SURRENDER CHARGES ARE ASSESSED

The Systematic Withdrawal Plan is scheduled to automatically terminate if surrender charges would ever be applicable to an amount withdrawn. By marking the section below, I am waiving this automatic termination.

| | I authorize Century Companies of America to continue my Systematic Withdrawal Plan even if surrender charges may be deducted. If I elect the specified dollar amount option, my contract value will be reduced by my specified dollar amount plus any applicable surrender charges. If I elect the specified number of units, specified percentage, or specified target remainder options, my check will be reduced by any surrender charge amount.

INCOME TAX WITHHOLDING

I understand that:

1. The distributions or withdrawals I am to receive may be subject to Federal income tax withholding (and State income tax in some states) unless I elect not to have withholding apply. Withholding will only apply to the taxable portion of my distribution or withdrawal.

2. If I elect not to have withholding apply or if I do not have enough Federal income tax withheld, I may be responsible for payment of estimated tax. I may incur penalties under the estimated tax rules if my withholding and estimated tax payments are not sufficient.

3. If the election section below is not completed, the Company will automatically withhold.

      ELECTION
      Please check the appropriate box. (If this is a Tax Sheltered Annuity, a mandatory 20% Federal withholding is required. In addition, the 20% Withholding Distribution Notice, Form CLS-180, must be completed.)

      | | I do not want to have Federal or State  income tax withheld  from this disbursement.
      | | Withhold the amount as provided in the Federal and State withholding guidelines. My check amount will be reduced by any withholding amount.

4. My election will remain in effect until I revoke it by completing a new Withholding Election form.

TAXPAYOR IDENTIFICATION NUMBER CERTIFICATION
Under penalties of perjury, I certify that the taxpayer identification number shown below is my correct taxpayoer identification number and that I am not subject to backup withholding unless I have marked the following box:

| | I have been notified that I am subject to backup withholding under the Internal Revenue Code Section 3406(a)(1)(c) and the payor shall withhold in accordance with withholding requirements imposed by law.



Taxpayor Identification/Social Security No.

                      Birth Date                      Date


6.      Signatures


Signature of Owner

Signature of Co-owner(s) (if any)

Signature of Irrevocable Beneficiary(s) (if any)

Daytime Phone Number

Date

                                FLEXIBLE PREMIUM
                       DEFERRED VARIABLE AND FIXED ANNUITY
                                 IRA ENDORSEMENT

Policy No.                                            Endorsement Effective Date
Owner                                                 City & State

The contract is to be qualified as an Individual Retirement Annuity under Section Section 408 of the Internal Revenue Code (Code). The terms and conditions listed below will then form a part of the owner~s contract effective as of the date listed above. In any conflict between the terms of this Section and all or any of the other Sections of the contract, this Section will govern.

                          INDIVIDUAL RETIREMENT ANNUITY

EXCLUSIVITY, NONFORFEITABLE, NONTRANSFERABLE AND NONASSIGNABLE

The contract is for the exclusive benefit of the owner or his or her beneficiaries. The interest of the owner is nonforfeitable. The owner must be the annuitant. A co-owner may not be designated. This contract is not transferable except to the Company on surrender or settlement. It may not be pledged as security for any purpose.

PURCHASE PAYMENTS

A. Maximum Payment. The maximum payment under this contract for any tax year will be no more than the lesser of:

   1.$2,000 as an aggregate amount of the purchase payments for this contract and contributions to all other individual retirement arrangements that the undersigned has or may create; or

   2. 100 percent of compensation. Compensation means wages, salaries, professional fees, or other amounts derived from or received for personal service actually rendered (including, but not limited to, commissions paid sales personnel, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and includes earned income, as defined in Code Section 401(c)(2) (reduced by the deduction the self employed individual takes for contributions made to a Keogh plan). For purposes of this definition, Section 401(c)(2) will be applied as if the term trade or business for purposes of Section1402 included service described in subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term "compensation" shall include any amount includible in the individual's gross income under Code Section71 with respect to a divorce or separation instrument described in subparagraph (A) of Code Section71(b)(2).

   3. The above maximum purchase payment limitations do not apply to:

      a. a transfer, direct rollover, rollover contributions as permitted by Code Section402(c), 403(a)(4), 403(b)(8) or 408(d)(3); or
      b. a transfer to the owner of a distribution from a qualified employer plan from a former spouse under a divorce decree or written instrument incidental to such divorce.

B. SEP Contributions. The above maximum payment limitations do not apply to a contribution made in accordance with the terms of a Simplified Employee Pension Plan (SEP) as described in Code Section408(k) as amended.

C. Refund of Excess Contributions. If the purchase payment received is in excess of the maximum payment: (1) the excess amount is subject to an excise tax for the year of the excess and for each year thereafter until corrected; or (2) the owner may receive a refund of the excess amount plus any investment gain resulting from allocation to the subaccount(s). Any investment loss resulting from the allocation of the excess amount to the subaccount(s) will be deducted proportionately from the remaining subaccount value(s) and guarantee amount(s).

D. Refund of Premiums. Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

E. Payment. Payment under this contract must be in cash.

DISTRIBUTIONS.

A. Premature Distributions. Any distribution will be reported to the IRS as a premature distribution and may be subject to an excise tax in addition to income tax unless the Company is notified of one of the following circumstances:

   1. the distribution is a part of a series of substantially equal periodic payments made no less frequently than annually over the life expectancy of the owner or joint life expectancies of the owner and the named beneficiary(ies);

   2. the owner is over age 59 1/2;

   3. distribution occurs following the disability (within the meaning of Section72(m)(7) of the Code) of the owner; or

   4. the distribution to the beneficiary(ies) occurs following the death of the owner.

B. Payments to Owner. Payments of the owner's entire interest will be made to the owner under this contract on or before April 1 of the year following the calendar year in which the owner attains the age of 70 1/2 as follows:
   1. as a single lump sum;

   2. in equal or substantially equal payments: over the lifetime of the owner; over the lives of the owner and his or her beneficiary(ies); over a specified period that may not be longer than the owner's life expectancy; or over a specified period that may not be longer than the joint life and last survivor expectancy of the owner and his or her named beneficiary(ies). Periodic payments must be made in intervals of no longer than one year. In addition, payments must be either nonincreasing or they may increase only as provided in Q&A F-3 of Section1.401(a)(9)-1 of the Proposed Income Tax Regulations.

      All distributions made hereunder will be made in accordance with the requirement of Section401(a)(9) of the Code including: incidental death benefit requirements of Section401(a)(9)(G) of the Code, and the regulations thereunder; and the minimum distribution incidental benefit requirement of Section1.401(a)(9)-2 of the Proposed Income Tax Regulations.

C. Payments to Beneficiary(ies). If the owner dies, payments will be distributed as follows:

1. If death occurs on or after the date annuity payments have begun; the remaining payments will be distributed at least as rapidly as under the payment method used prior to death.

2. If the death occurs before annuity payments have begun; the death benefit must be distributed as elected. However, if an election has not been made; the beneficiary(ies) has the following options for distribution:

   a. the full amount to be paid by December 31st of the year containing the fifth anniversary of the owner's death; or

   b. in equal or substantially equal payments over the life or life expectancy of the beneficiary(ies). Such payments must start by December 31st of the year following the owner's death. However, for a spouse beneficiary, payments are not required to begin until December 31st of the year the owner would have turned 70 1/2. A spouse beneficiary may also roll all or a portion of the death benefit to their own individual retirement annuity.

3. If the designated beneficiary is the individual's surviving spouse, the spouse may treat the contract as his or her own IRA. This election will be deemed to have been made if such surviving spouse makes a regular IRA contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.

    Payment under this Section is considered to have begun if payments are made because:

    1. an individual reaches his or her required beginning date; or

    2. if prior to the required beginning date; payments have begun under an irrevocable annuity payment option acceptable under and over a period permitted by Section1.401(a)(9) of the Regulations.

D. Other Distribution Provisions.

1. The return multiples contained in Tables V and VI of 1.72-9 of the Income Tax Regulations are used to calculate: Life expectancy; and joint and last survivor expectancy.

    The life expectancy of the owner or spouse beneficiary will be recalculated annually for the purposes of payment, unless otherwise elected by: the owner, prior to payments beginning; or by the spouse beneficiary, if the owner dies before payments have begun.

    If election has been made not to recalculate life expectancy annually; such election is irrevocable and will apply to all subsequent years.

    The life expectancy of a non-spouse beneficiary(ies) may not be recalculated. Instead, life expectancy will be based on the age(s) of the beneficiary(ies) in the year the owner attains age 70 1/2. Payments for subsequent years will be based on such life expectancy; reduced by one for each year which has elapsed since the calendar year life expectancy was first calculated.

2. The payment amounts will be no less than the amount obtained by dividing the owner's entire interest by: the life expectancy of the owner or beneficiary; or the joint and last survivor expectancy of the owner and spouse beneficiary.

3. For a non-spouse beneficiary; the payment amount must be no less than the amount obtained by dividing the owner's entire interest by the lesser of: the owner's life expectancy; or a divisor obtained from the tables available in Section1.401(a)(9)b2.

4. The beneficiary(ies) may increase the frequency or amount of payments; if the payments are for a period certain.

5. If there are two or more individual retirement accounts or annuities (IRA's); minimum distribution requirements of the Code may be satisfied out of one of the IRA's. This is possible by receiving the combined required minimum distribution amounts out of one IRA. This is the alternative method described in Notice 88-38, 1988-1 C.B. 524.

GENERAL PROVISIONS.

A. Other Limitations.

    1.  No amount of life insurance is provided under this contract.

    2. Commingling of funds of this contract with any other annuity is prohibited.

    3. The only values which may be held under this contract are those for the separate interest of the owner.

    4.  Purchase   Payments   for  this   contract   will  not  be  invested  in
        collectibles.

B. Minimum Purchase Payments. The minimum initial purchase payment is $2,000. Additional purchase payments are not required. The minimum amount for any subsequent payment is $1000 or $25 per month by Automatic Purchase Payment Plan.

C. Reinstatement of Policy and Termination. If premium payments are interrupted, the policy will be reinstated at any date prior to maturity upon payment of a premium to the Company. The amount required for reinstatement shall not be more than $50. The Company may choose whether to accept future payments or to terminate the policy if:

    1.  no premiums  have been received for two full  consecutive  policy years;
        and

    2. the paid-up annuity benefit at maturity would be less than $20 per month.

    The Company may terminate the policy by paying, in cash, the then present value of the paid-up benefits.

D. Endorsements. The contract, including this Endorsement, will be amended as required by changes in: the Code; IRS Regulation; or published revenue rulings. The Company will promptly furnish any endorsements which are required to comply with such changes. Upon receipt of such endorsement, the owner has thirty (30) days in which to contact the Company to reject the endorsement. If the thirty (30) days elapse and the Company has not been contacted, the endorsement is deemed accepted. Because this contract is established with the intent to comply with federal regulation, rejection will be deemed a request to remove this endorsement and will result in a taxable event.

E. Reporting. The Company is required to report contributions and distributions from this contract to the IRS and, in some cases, to withhold certain amounts from taxable distributions. The Company will furnish an annual report summarizing total contributions and distributions under this contract.

F. Disclosure. The Company will furnish a disclosure statement describing IRA's when the contract is delivered or endorsed.

G. Enabling Agreement. The undersigned hereby agrees to the terms of this Section and requests that this Endorsement be attached to the contract. The matters which the undersigned agrees to and accepts responsibility for in the contract (including the Application and this Endorsement) will not be the responsibility of Century Life of America (the Company). The Company will not be liable for any direct or indirect damage or loss, including (without limitation) taxes suffered or incurred by the undersigned or beneficiary(ies) as a result of those matters.

    Unless such damage or loss is caused by willful or negligent act or omission of the Company in violation of the contract or applicable law, the Company will not be liable for any direct or indirect damage or loss. This includes (without limitation) taxes suffered or incurred by the undersigned when the
    Company:

1. acts in accordance with or reliance upon any information furnished by the undersigned or the beneficiary(ies);

2. is required to act without the benefit of information which the undersigned is required to provide under the provisions of the contract or by law; or

3. administers any other matters arising under or relating to the contract.

Signature                                            Date
                           Owner

Signature                                            Date
                           Witness

CENTURY LIFE OF AMERICA
A Mutual Insurance Company

Barbara L. Secor
Secretary

TELEPHONE AND FAX AUTHORIZATION INFORMATION
Below is a list of transactions that can be performed by phone and by fax.

By Phone - I authorize the Company to accept telephone instructions from me.
      Transferring amounts to and from the Subaccounts of the Separate Account and to or from the General Account. A request received prior to 3:00 p.m. Central Standard Time will be processed the day the request is received. Requests received after that time will be processed the following Valuation Day.

    Beginning, modifying, or terminating the Dollar Cost Averaging Program(DCA). Beginning, modifying, or terminating the Automatic Transfer Program(ATP). Beginning, modifying, or terminating the Automatic Personal Portfolio
     Rebalancing Service. (APPRS)
    Changing the Automatic Payment Plan by changing the bill day, changing the amount, or stopping the draft.

By Fax - I authorize the Company to accept fax (facsimile) instructions on a form prepared by the Company or on a document acceptable to the Company for all the following programs available under my policy:

      All transactions listed in the "By Phone" section above. Taking out a loan for an amount not more than $5,000. Making a partial withdrawal for an amount not more than $5,000.
      Terminating this authorization.




                                     RECEIPT

Received from              this              day of                , 19,

              in the amount of $                  to be applied on the Variable
Annuity

application dated this same date.


     Agents Full Name                   Address of Agent

All checks must be made payable to:
                                    Century Life of America
                            2000 Heritage Way, Waverly, Iowa 50677

        Flexible Premium Deferred Variable and Fixed Annuity Application
                                State Variations

Application Form No. 1676 attached as Exhibit 5 is a copy of the Application language used in the following states:

Alabama                                     Maine
Arkansas                                    Massachusetts
California                                  Mississippi
Colorado                                    Missouri
Connecticut                                 Nebraska
Delaware                                    New Mexico
Hawaii                                      North Dakota
Illinois                                    Rhode Island
Indiana                                     South Dakota
Iowa                                        Tennessee
Kansas                                      Vermont
Louisiana                                   West Virginia
                                            Wyoming

The following application forms vary from the Form No. 1676 as indicated below:

Application Form No. 1676 AZ Section 13 added, "Upon written request, we will provide the owner with information regarding benefits and provisions of the contract. If you decide not to keep your contract, return it within 10 days after you receive it for a refund of purchase payments, adjusted for any investment gain or loss if allocated to the Subaccount(s) of the Variable Account. You may return it to Century Life of America, 2000 Heritage Way, Waverly, Iowa 50677, or to the agent who sold it to you." Form 1676 AZ language is used in the following states:

         Arizona

Application Form No. 1676 FL changes Section 13(e) to "I understand that contract value placed in the subaccounts of the variable account will increase or decreased based on the investment experience of the subaccount(s) selected; adds agent license no line next to the witness or agent line. Form 1676 FL language is used in the following states:

         Florida

Application Form No. 1676(B) adds to Section 8 "the portion of the initial Purchase Payment allocated to the subaccount(s) of the variable account will be allocated to the Money Market subaccount for the first 20 days of your contract. After 20 days, it will be allocated as shown above." Form 1676(B) language is used in the following states:

         Georgia
         Idaho
         Michigan
         Nevada
         North Carolina
         South Carolina

Application Form No. 1676 KY adds to Section 13 "(g) - fraud statement". Also changed signature lines to include: signed at: (city & state), on (date). Form 1676 KY language is used in the following states:

         Kentucky

Application Form No. 1676(F) deletes from Section 8 the allocation percentage to subaccount(s) of the variable account. Section 9, Preservation Plus Program is deleted in its entirety. Section 12, Agreement Section deleted (f), "I understand that amounts withdrawn from the guaranteed interest option may be adjusted upward or downward based on an interest adjustment formula. Form 1676(F) language is used in the following states:

         Maryland
         Oregon

Application Form No. 1676 MN deletes subsection (c) from Section 13 related to taxpayer identification. Application Form No. 1676 MN language is used in the following states:

         Minnesota

Application Form No. 1676 MT0294 adds a date in the form number. Application Form No. 1676 MT0294 language is used in the following states:

         Montana

Application Form No. 1676(D) includes only one year guarantee period percentage allocation in Section 8. Section 13, Agreement (f) is deleted - "I understand that amounts withdrawn from the guarantee interest option may be adjusted upward or downward based on an interest adjustment formula." Application Form No. 1676(D) language is used in the following states:

         Pennsylvania
         Texas
         Wisconsin

Application Form No. 1676(C) adds (g) fraud clause to Section 13, Agreement. Application 1676(C) language is used in the following states:

         Ohio

Application Form No. 1676 OK adds to Section 8 "The portion of the initial Purchase Payment allocated to the Money Market Subaccount(s) of the Variable Account will be allocated to the Money market Subaccount for the first 20 days of your contract. After 20 days, it will be allocated as shown above. Question 13 adds fraud statement. Application Form No. 1676 OK language is used in the following states:

         Oklahoma

Application Form No. 1676(E) adds to Section 8 "The portion of the Initial Purchase Payment allocated to Subaccount(s) of the Variable Account will be allocated to the Money Market Subaccount for the first 20 days of your contract. After 20 days, it will be allocated as shown above. Also, only 1 year guarantee period % allocation. Section 13, Agreement, (f) is deleted "I understand that amounts withdrawn from the guaranteed interest option may be adjusted upward or downward based on an interest adjustment formula." Application Form No. 1676(E) language is used in the following states:

         Utah

Application Form No. 1676 VA changes Section 13, Agreement (f) "interest adjustment" to "market Value". Application Form No. 1676 VA language is used in the following states:

         Virginia

Application Form No. 1676(G) adds to Section 8 "The portion of the initial Purchase Payment allocated to the subaccount(s) of the Variable Account will be allocated to the Money Market Subaccount for the first 20 days of your contract. After 20 days, it will be allocated as shown above. Application Form No. 1676(G) language is used in the following states:

         Washington

                                    EXHIBIT 6
April 2, 1992
Corp. No.: 000069607                  IOWA

Ref.    No.:   55170

                               SECRETARY OF STATE

CENTURY LIFE OF AMERICA
ATTN;  SHERRY BUTTJER
CENTURY LIVE OF AMERICA
2000 HERITAGE WAY
WAVERLY  IOWA  50677




                            CERTIFICATE OF EXISTENCE



Name     CENTURY LIFE OF AMERICA

Date        03/03/1896


    I, ELAINE BAXTER, secretary of state of the state of IOWA, cusodian of the records of incorporations, certify that the corporation named on this certificate is in existence and was duly incorporated under the laws of Iowa on the date printed above, with perpetual duration, and that articles of dissolution have not been filed.


















                                /s/ELAINE BAXTER
                                  ELAINE BAXTER

                             Century Life of America
                                  Waverly, Iowa


                            ARTICLES OF INCORPORATION

                                    ARTICLE I
                            Name and Principal Office

Section 1. The name of this Corporation is Century Life of America (hereinafter sometimes called the Company).

Section 2. The home office and principal place of business of the Company shall be located in Bremer County, Iowa.

                                   ARTICLE II
                     Nature of Business, Objects and Powers

Section 1. The general nature and purpose of the business of this Corporation shall be that of engaging in, pursuing, maintaining and transacting on the mutual plan as a legal reserve or level premium company,

         (a) a general life and health and accident insurance business and an annuity business, including all forms of life insurance, endowments, annuities, accident insurance, disability and health insurance, all relating to the life and health of persons, and,

         (b) any other type of insurance business which the Company may be authorized and duly qualified to underwrite and transact under and by virtue of Iowa Insurance Laws,

and in addition, engaging in, pursuing, maintaining and transacting any other related or unrelated business which any corporation now or hereafter authorized and empowered to do an insurance business in this State may now or hereafter lawfully do, whether or not it be complementary, necessary, or incidental to the business of writing insurance and otherwise transacting the business of an insurer.

Section 2. More specifically, and without limitation as to any other right, power, privilege, franchise, or authority which the corporation may be permitted under the law of the state of Iowa, and in pursuance of the aforesaid corporate purposes, the Company in its corporate or assumed name is empowered:

         to sue, complain and defend; to have a corporate seal which may be altered at pleasure, and to use the same by causing it, or a facsimile thereof to be impressed or affixed or in any other manner reproduced; to design, create, develop, offer, solicit, sell, write, underwrite, insure, coinsure, reinsure, administer, settle and otherwise deal in and with insurance policies and annuity contracts of all types whether on a participating or nonparticipating basis, and on an individual or group or blanket basis, providing for benefits on either a fixed or variable basis; to enter into any lawful contract for the purpose of ceding or accepting insurance risks, directly or indirectly, either entirely in its own right or in a shared or multiple capacity with other insurers; to enter into collateral or supplementary contracts and otherwise deal contractually with respect to insurance policies or annuity contracts or the proceeds of same; to act as trustee or advisor in any capacity, and to offer all services, including those of a financial, accounting, or data processing nature, directly or indirectly, incidental to its business, and to form or otherwise acquire other insurance or business corporations as subsidiaries, and to invest in, and to establish or manage, one or more investment companies; to purchase, take, receive, lease, or otherwise acquire, own, hold, improve, use, or otherwise deal in and with real or personal property of any kind and description, or any interest therein, wherever situated; to sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of all or any part of its property and assets; to compensate, or lend money to and otherwise to assist its employees, agents, officers, and Directors; to purchase, take, receive, subscribe for, or otherwise acquire, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships, joint ventures or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality, public or quasi-public corporation, or of any instrumentality thereof; to make contracts and guarantees and incur liabilities; to lend and borrow money and incur debts for its corporate purposes; to invest and reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested; to acquire or organize subsidiaries; to conduct its business, carry on its operations, and have offices and exercise its powers under authority granted in any state, territory, district, or possession of the United States or in any foreign country; to make donations for religious, charitable, scientific or educational purposes; to pay pensions and establish pension plans, pension trusts, profit-sharing plans and other incentive, insurance and welfare plans for any or all of its Directors, officers, agents and employees, policyowners, insurance policy or contract beneficiaries, or clients; to enter into general partnerships, limited partnerships, whether the company be a limited or general partner, joint ventures, syndicates, pools, associations and other arrangements in pursuance of any or all of the purposes for which the Company is organized; to indemnify officers, Directors, employees and agents, possessing all the rights and powers with respect thereto permitted to Iowa business corporations as specified in Subsection 19 of Section 496A.4 of the Iowa Business Corporation Act and all acts amendatory thereof or additional thereto; and to engage in and carry on any other type of business which any corporation now or hereafter authorized and empowered to do an insurance business in the state of Iowa may now or hereafter lawfully do, and it shall have and exercise all powers, rights and privileges necessary or convenient to effect any or all of the purposes for which the Company is organized, and generally such additional powers not herein specified as are now or may hereafter be conferred upon corporations similar to this Company by the laws of the state of Iowa.

                                   ARTICLE III
                        Continuation of Corporate Entity

This Corporation shall have no capital stock and is a continuation of the original corporation doing business on the mutual plan, retaining all of its original rights, powers, privileges, immunities, and franchises. All of the contract rights of policyowners of the Company now holding contracts of insurance or of annuity issued or assumed by the Company are and shall be retained. Subject to the foregoing, these Articles shall be construed as a substitute for all prior articles and amendments thereto.

                                   ARTICLE IV
                               Period of Existence

This Corporation, as renewed, shall have perpetual existence.

                                    ARTICLE V
                         Exemption from Corporate Debts

The private property of the Members of the Company shall in no case be liable for corporate debts, but shall be exempt therefrom.

                                   ARTICLE VI
                                     Members

Section 1. Each person who owns one or more life insurance policies, health and accident insurance policies, or annuity contracts issued by the Company shall be a Member of the Company, but only so long as at least one of said policies or contracts remains in full force and effect and has not been surrendered or has not expired or has not matured by death of the insured or annuitant, or attainment of maturity date. In the case of multiple ownership of any insurance policy or annuity contract, the persons owning such policy or contract shall be deemed collectively to be the Member and the Bylaws may establish procedures for the exercise of the voting right of such Member.

Section 2. Only those Members who meet such eligibility requirements, as may be established by law, by these Articles, and the Bylaws as may be amended from time to time, shall be Voting Members, provided however, that nothing herein contained, and no Bylaws establishing additional eligibility requirements for Voting Members shall have the effect of terminating a person's then existing membership or voting right.

                                   ARTICLE VII
                                Members Meetings

Section 1. Voting Members shall be entitled to vote in person or by proxy at any meeting of the Members in accordance with procedures prescribed in the Bylaws.

Section 2. Unless the Board directs otherwise, the annual meeting of the Company shall be held at the Company's home office and principal place of business on the second Wednesday of May of each year for the election of Directors, and for the transaction of any other business properly coming before such annual meeting.

Section 3. Annual and all special meetings of the Members shall be called or held as provided in the Bylaws. The Company may make reasonable expenditures in support of a position or issue at any meeting, or in support of any or all candidates to be nominated for election to the Board.

                                  ARTICLE VIII
                         Board of Directors and Officers

Section 1. The corporate powers and business of the Company shall be directed and controlled by a Board of Directors and by such officers and agents as the Board of Directors may authorize, elect or appoint.

Section 2. The Board of Directors shall consist of not less than nine (9) nor more than twenty-one (21) Members as prescribed from time to time in the Bylaws, and shall be divided into classes, as nearly equal numerically as possible, so that the terms of one class expire each year. The number of Directors so prescribed may not be changed by more than one (1) in any calendar year. Each Director shall serve a term of approximately three (3) years except as otherwise provided in the Bylaws, or except where it is necessary to fix a shorter term in order to preserve classification. The Board of Directors shall have the power to fill any vacancy in its number occurring for any reason at any time except where such vacancy occurs due to the expiration of a Director's term of office as provided herein or in the Bylaws.

Section 3. The Board of Directors shall have the power to adopt such bylaws, rules and regulations for the transaction of business of the Company as are not inconsistent with these Articles, or the laws of the state of Iowa, and to amend or repeal such bylaws, rules and regulations. The Bylaws shall provide for the election of Directors and establish procedures to accomplish the same.


Section 4. A Director of this Company shall not be personally liable to the Company or its Members for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or
(iii) for any transaction from which the Director derived an improper personal benefit.

                                   ARTICLE IX
                               Change of Articles

These Articles of Incorporation may be amended, substituted or changed at any annual meeting of the Members, or at any special meeting called for that purpose as hereinafter provided. The proposed substitution or amendment must be offered in writing, and either signed by not less than one (1) percent of the Voting Members, or offered by the Board of Directors.

Such proposed substitution or amendment when offered by a Member

         (a) must contain the actual signatures as well as the printed names and addresses of those Members subscribing to the proposal,

         (b)      must have the notarized  certification  of the offering Member
                  authenticating   the  signatures  of  the  other   subscribing
                  Members, and

         (c) must be filed with the Secretary of the Company at least ninety (90) days prior to said annual or special meeting.

Such proposed substitution or amendment when offered by the Board of Directors must be first adopted by two-thirds (2/3) of the total Board membership at a regular meeting or at a special meeting called for such purpose, or it must be approved by the unanimous written consent of all of the Directors, certified by the Secretary, and filed at least thirty (30) days prior to said annual or special meeting of the Members.

The Secretary shall furnish to each Voting Member a copy of such substitution or amendment whether proposed by the Board or by Members together with a ballot containing a suitable space wherein a Voting Member may vote for or against the same, and a space for the Voting Member's signature and the date of the meeting. Such material shall be mailed in the United States mail, addressed to the Voting Members of the Company, or substantially all of them, at their last known post office addresses, as the same then appear on the records of the Company, not less than twenty (20) nor more than ninety (90) days prior to the date of the meeting. The Board of Directors or persons designated by it may make such statements or recommendations as it sees fit on all matters to be presented to the Members. All substitutions or amendments when adopted by a majority of Members voting thereon in person or by duly signed ballot shall be binding upon all Members and they shall be governed thereby.



                                               Amended and Restated May 11, 1977
                                             Amended effective December 28, 1984
                         [Name change: Lutheran Mutual Life Insurance Company to
                                                        Century Life of America]
                                                  Amended effective May 13, 1988
                                                   [Article VIII, add Section 4]

              FILED FOR RECORD         STATE OF IOWA, BREMER COUNTY:
 Doc. No.
              July 27, 1988    AT  11:00 AM       /s/ Jackie Juke,   Recorder
19882099                                          Jackie Juke
              Recording  $15.00  Transfer $       By /s/ Donna Ellison,  Deputy
                                                     Donna Ellison

                         CERTIFICATE OF AMENDMENT TO THE

                          ARTICLES OF INCORPORATION OF

                             CENTURY LIFE OF AMERICA

The undersigneds hereby certify:

         1. That they are Senior Vice President - Finance and Information Services and Secretary, respectively, of Century Life of America, an Iowa corporation, organized and doing business as a mutual life insurance company under and by virtue of Chapters 491 and 508, respectively, of the 1987 Code of Iowa as amended;

         2. That in accordance with the provisions of Section 491.20 of Chapter 491 and the Company's own Articles of Incorporation as previously amended and restated on May 11, 1977, the Board of Directors, at their meeting held on November 20, 1987, with a quorum present, by resolution, adopted a proposal to amend the Company's Articles of Incorporation and directed that said proposal be submitted to the voting membership for action by ballot and adoption at the annual meeting of the members to be held on May 13, 1988; and

         3. That the aforesaid proposal to amend the company's Articles of Incorporation by adding to Article VIII, immediately following
                  Section 3, a new section which reads as follows:

                        Section 4. A Director of this Company shall not be personally liable to the Company or its Members for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the Director derived an improper personal benefit.

                  was in fact mailed to all voting members on a date not less than 30 days nor more than 90 days prior to the annual meeting, together with a ballot for use by each voting member to whom it was addressed, all in accordance with the applicable provisions of the Company's Articles o Incorporation and of the corporation and insurance laws of the sate of Iowa; and

         4. That the aforesaid amendment was duly adopted by the voting membership by a vote of 3,794 votes in favor of the amendment and 752 votes against the amendment duly perfected on the record at the annual meeting of the voting membership held on May 13, 1988, with a quorum present and in accordance with all applicable Bylaw provisions; and

         5. That the aforesaid amendment has caused no changes in the Company's assets, liabilities, contractual or other obligations, and no changes in its powers, purposes, nature, character, or existence as a corporate entity, and no other changes of any kind in the Company's Articles of Incorporation have been made, so that with the exception of:

                    a.   the aforesaid amendment as just described; and

                    b. the amendment adopted by the voting members to change the Company name at their special meeting duly called and held on September 13, 1984, which became effective at exactly 11:59 p.m. Central Standard Time on Friday, December 28, 1984,

                  the amended and substituted Articles of incorporation as adopted on May 11, 1977, remain in all other respects in full force and effect; and

         6. That the amendment as adopted on May 13, 1988, shall become effective immediately upon its perfection by approval of the Commissioner of Insurance and the Attorney General for the Sate of Iowa in accordance with Chapter 508 of the Iowa insurance laws, and upon notice by publication and the filing of this Certificate with the Recorder in Bremer County as required under Section 491.20 of the 1987 Iowa Code as amended.

IN WITNESS WHEREOF, the undersigneds have executed this Certificate of Amendment on the 9th day of June, 1988, under the seal of the Corporation.


                             CENTURY LIFE OF AMERICA



                              /s/ Daniel E. Meylink
                             Daniel E. Meylink Sr., FSA, MAAA
                             Senior Vice President -
                             Finance & Information Services


                             /s/ Arthur J. Hessburg
                            Arthur J. Hessburg, Secretary

                             Century Life of America
                                  Waverly, Iowa

                                    Restated
                                     BYLAWS

                                    ARTICLE I
                                   Definitions

Section 1.1. Terms. When used in these Bylaws, the terms hereinafter provided shall have the meanings assigned to them unless another meaning is explicitly indicated:

(a) Member: shall mean a Member of this Company as defined and described in the Company's Articles.

(b) Policy: shall mean a life insurance policy, accident and health policy, or annuity contract on an individual or group basis and shall not include group insurance certificates, settlement contracts, depositary contracts, or certificates of any kind issued for the purpose of managing or holding insurance or annuity contract proceeds when a life policy, accident and health policy, or annuity contract terminates, expires or otherwise matures by reason of death, surrender or maturity in its ordinary course, or otherwise.

(c) Record Date: shall mean the last business day of any month immediately preceding the date of any event or transaction for which it may be useful or relevant to establish the identity of persons who are Members or Voting Members, from data contained in the Company's records.

(d) Voting Member: shall mean a Member who meets all of the eligibility requirements for voting as provided in Section 2.1.


                                   ARTICLE II
                            Voting Rights of Members

Section 2.1. Eligibility to Vote. Only those Members who have attained age sixteen (16) on or prior to the Record Date for any meeting shall be eligible to vote at Members' Meetings. In the case of multiple ownership of any Policy, the persons designated owners or co-owners on the Company's records as of such Record Date shall be deemed collectively to be the Voting Member and shall designate one of their number to cast their vote. In the case where ownership is claimed by right of assignment, the assignee, if shown on the Company's records to be the owner as of such Record Date, shall be deemed the Voting Member. In the case of group policies, the holder of the master policy, and not those persons holding certificates under the master policy, shall be deemed the Voting Member.

Section 2.2. Exercise of Voting Rights. Each Voting Member shall be entitled to cast one (1) vote on each matter to come before a meeting of the Members, either in person or through an attorney-in-fact designated in a written proxy which meets the requirements of Section 2.4, regardless of the number of policies or the amount of insurance or the number of lives insured under any Policy or Policies owned or controlled by the Voting Member. Except when electing Directors, voting by Members at any regular or special meeting of the Members may be by voice vote unless the vote is not all "yea" or "nay" in which case the vote shall be by written ballot. Each ballot may contain more than one question or proposition. Any attorney-in-fact holding the voting power of more than one Member may cast all such votes on one ballot, provided that the ballot shows on its face the number of votes being cast, and provided it is verified by the Voting Inspectors as having been cast in accordance with the voting rights acquired by proxy from the persons whose votes are being cast by proxy.

Section 2.3. Electing Directors. The vote for a Director or Directors at a meeting of Members shall be by written ballot. Each Voting Member shall be entitled to cast one (1) vote for each Director's office to be filled. Those eligible Candidates receiving the highest number of votes cast at such meeting shall be declared elected.

Section 2.4. Proxy Requirements. No proxy shall be valid unless it is evidenced by a written form executed by a Voting Member or his or her legal representative within two (2) months prior to the meeting for which such proxy was given. Whether or not the duration of such proxy is specified on the proxy form, all such proxy authority shall be limited to thirty (30) days subsequent to the date of such meeting or any adjournment thereof, and no proxy shall be valid beyond the date of such limitation. Unless a Voting Member's proxy shall be received by the Secretary at least one (1) day prior to the meeting or election at which it is to be used, it shall not qualify to be voted on behalf of the Voting Member. Any proxy may, by its terms, be limited as to its use, purpose, or manner in which it is to be used at the meeting or election for which it is given. Any such proxy authority shall be revocable by the Voting Member or his or her legal representative at any time prior to such meeting and shall be deemed to have been revoked when the person executing the proxy is present at the meeting and elects to vote in person.

Section 2.5. Proxy Solicitation by this Company. This Company may solicit proxies from Voting Members and provide such information as this Company deems pertinent with respect to the Candidates for election as Directors of this Company or matters being voted upon at the meeting. The fact that this Company, by mail or otherwise, solicits a proxy from any person shall not constitute nor be construed as an admission of the validity of any Policy or that such person is a Member entitled to vote at the meeting; and such fact shall not be competent evidence in any action or proceeding in which the validity of any Policy or any claim under it is at issue.


                                   ARTICLE III
                                Members' Meetings

Section 3.1. Annual Meeting. There shall be an annual meeting of Members for the purpose of electing Directors and conducting such business as may properly come before the meeting. Such annual meeting of Members shall be held on the second Friday in May in the Principal Office of this Company on Heritage Way, Waverly, Iowa, at the hour of 9:00 a.m. unless the Board otherwise directs. No notice of such annual meeting need be given except as required by law, unless the Board designates another date or time or place for the meeting.

Section 3.2. Special Voting and Special Meetings. A special voting of Members or special meetings of Members may be called at any time pursuant to a duly adopted Board resolution or upon a petition filed with the Secretary containing a complete description of the proposition or propositions to be voted on, the signatures, the printed names and addresses and the policy numbers of at least one percent (1%) of the Voting Members. A written notice summarizing the purpose shall be given.

Section 3.3. Presiding Officer. The Chairman of the Board, or in the absence of the Chairman, the Vice Chairman, or in the absence of both, the President, or in the absence of all three, the Chief Operating Officer shall preside over meetings of the Members. The Secretary, if present, or any Assistant Secretary of this Company, shall act as secretary for the meetings.

Section 3.4. Place of Meetings. The place of all meetings of Members shall be the Principal Office of this Company in Waverly, Iowa, unless another place is designated by the Board, either within or without the state of Iowa, and is specified in the notice of the meeting.

Section 3.5. Manner of Giving Notice. Whenever written notice is required, it shall state the time, date and place of the meeting, and if for a special vote or a special meeting, a summary of the purpose. Notice shall be given by mailing a copy of the notice to Voting Members not more than ninety (90) nor less than thirty (30) days prior to the day of the meeting. Notice shall be deemed to have been given to a Voting Member when a copy of such notice has been deposited in the United States mail, addressed to the owner or the legal representative of the owner of any policy used to identify a Member as a Voting Member, at his or her post office address as the same appears on this Company's records as of the Record Date for the notice, with postage prepaid. Failure to provide notice to all Voting Members when notice is required shall not invalidate a meeting unless such failure was intended and such intentional failure can be shown to have been caused by a willful or deliberate act. If the date or place of an annual meeting of Members is changed by the Board after this Company has sent or commenced to send notices, or if prior to the date of any meeting of Members or any adjournment thereof the notice of such meeting shall be deficient, the Board may order a notice by publication in at least two (2) newspapers of general circulation, one of which shall be located in Des Moines, Iowa, and one in Waterloo, Iowa, at least ten (10) days prior to the meeting, and no other notice shall be required. Such other notice shall be given as may be required by the laws of Iowa pertaining to notice of meetings.

Section 3.6. Quorum. Either twenty-five (25) Voting Members present in person or one thousand (1000) Voting Members present by proxy shall constitute a quorum at any meeting of Members. If a quorum is not present, a majority of the Voting Members present in person or by proxy may only adjourn the meeting from time to time without further notice.

Section 3.7. Required Majority. Except as otherwise expressly provided in the Articles or Bylaws, or by law, a majority of the votes cast by Voting Members present in person and by proxy at any meeting of the Members with a quorum present shall be sufficient for the adoption of any matter to properly come before the meeting.

Section 3.8. Appointment of Voting Inspectors. Prior to each meeting of Members, the Board or its Executive Committee, if any, shall appoint, from among Members who are not Directors, Candidates for the office of Director or Officers of this Company, three (3) or more voting inspectors and one (1) or more alternate inspectors, and shall fix their fees, if any. If an inspector so appointed is unable or unwilling to act and no alternate is able or willing, or if the Board or Executive Committee has failed to appoint voting inspectors prior to the meeting, the President may appoint voting inspectors or alternates as required from among Members eligible as aforesaid.

Section 3.9. Administration of Proxies and Ballots. All unexpired proxies intended for use at a meeting of Members shall be delivered to the voting inspectors prior to the meeting. The voting inspectors shall verify their validity and tabulate them, certifying their findings and tabulation to the Secretary. At all meetings of the Members, the voting inspectors shall distribute, collect, and tabulate ballots and certify under oath the results of any ballot vote cast by Members. All questions concerning the eligibility of Members to vote and the validity of the vote cast shall be resolved by voting inspectors on the basis of this Company's records. In the absence of challenge before the tabulation of a ballot vote is completed, the inspectors may assume that the signature appearing on a proxy or a ballot is the valid signature of a person entitled to vote, that any person signing in a representative capacity is duly authorized to do so, and that a proxy, if it meets the requirements of
Section 2.4, and otherwise appears to be regular on its face, is valid.


                                   ARTICLE IV
                         Communications Between Members

Section 4.1. Procedure for Facilitating Communication. No Member who is not an officer, Director, or employee of this Company acting in the ordinary course of business shall have access to any of this Company's policyholder records, except such information pertaining to his or her own Policy or Policies as this Company may be reasonably required by law to provide. However, any Member desiring to communicate with other Members in connection with a Members meeting shall no less than sixty (60) days prior to the date of such meeting furnish a written request addressed to the Secretary containing the following information:

(a) such Member's full name and address and the policy number of any policy owned by the Member;

(b)     such Member's reasons for desiring to communicate with other Members;

(c)     a copy of the proposed communication;

(d) the date of the meeting at which such Member desires to present the matter for consideration.

Within fifteen (15) days of receipt of such request, this Company shall furnish the requesting Member with information indicating the number of Voting Members this Company has as of the last day of the month immediately preceding and provide an estimate of all costs and expenses for processing and mailing the proposed communication to the membership; or this Company shall advise the Member that this Company refuses to mail the proposed communication. This Company shall not refuse to mail the proposed communication unless it has first made a determination that the communication is "improper" in accordance with standards provided in Section 4.3 and has followed the procedures provided in
Section 4.2. Within thirty (30) days (or upon a later date if specified by the requesting Member) of receiving an amount equal to all of this Company's estimated costs and expenses and a sufficient number of copies of the proposed communication, this Company shall process and mail the communication to all of the Voting Members by a class of mail specified by the requesting Member, unless the communication has been determined to be improper.

Section 4.2. Determining Whether Communications are Proper. Each request to communicate with other Members shall be reviewed by the Board. If the Board determines that the communication is a proper one, it shall be processed as provided in Section 4.1. If the Board determines the communication to be improper, it shall instruct an appropriate officer to communicate a written refusal specifying the reasons for the refusal.

Section 4.3. Improper Communication Defined. As used in this section, an "improper communication" is one which contains material which:

(a)     at the time and in the light of the circumstances under which it is made

         (1)      is false or misleading with respect to any material fact, or

         (2) omits any material fact necessary to make the statements therein not false or misleading or necessary to correct any statement in an earlier communication on the same subject matter which has become false or misleading; or

(b) relates to a personal claim or a personal grievance against this Company, its management or any other party, or apparently seeks personal gain or business advantage by or on behalf of any party; or

(c) relates to any matter of a general, economic, political, racial, religious, social or other nature that is not significantly related to the business of this Company or is not within the control of this Company, in that it is not within the power of this Company to deal with, alter or effectuate; or

(d)      directly or indirectly, and without express factual foundation,

         (1)      impugns character, integrity or personal reputation, or

         (2)      makes charges concerning improper, illegal or immoral conduct.


                                    ARTICLE V
                               Board of Directors

Section 5.1. General Powers. The business and affairs of this Company shall be directed by the Board which from time to time shall delegate authority and establish guidelines as it deems necessary or appropriate for the exercise of corporate powers by officers and employees in the course of business.

Section 5.2. Number, Eligibility,  and Tenure. The Board shall consist of twelve
(12) Directors. Directors must be policyholders of this Company. The regular term of office for a Director shall commence when a Director is elected by Members and end at the third (3rd) succeeding annual meeting of the Members, except where a shorter term is provided in order to preserve the Class of Directors. The vacancies on the Board to be filled at each annual meeting of Members shall be the offices of those Directors whose regular terms are scheduled to expire. Directors shall be eligible for reelection. Unless a Director's regular term of office is sooner terminated by resignation, retirement, legal incapacity or death, each Director elected at an annual meeting of Members shall hold office for the term for which elected and until a successor has been elected or appointed and qualified.

Section 5.3. Classification. Directors shall be divided into three (3) Classes, which shall be as nearly equal as possible, according to the expiration date of the regular terms of office. The regular term of office of one of the Classes of Directors shall expire at each annual meeting of Members.

Section 5.4. Chairman and Vice Chairman of the Board. The Board shall elect a Chairman and a Vice Chairman from its number. The Chairman of the Board shall preside at all meetings of Members of this Company and the Board of Directors. The Chairman shall present an annual report to the Members and appoint committees which are not standing committees or other committees required to be elected or appointed by the Board of Directors. The Chairman shall perform such other duties as shall be assigned from time to time by the Board of Directors.

The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties of that office.

Section 5.5. Nomination by Members. Any Member may nominate one or more Candidates for the Directors' offices to be filled by election at any annual meeting of Members by filing with the Secretary on behalf of each such Candidate, on or before January 31 preceding such annual meeting, a Certificate of Nomination which has been signed by at least one percent (1%) of the Voting Members and which gives the names, occupations and addresses of their Candidate or Candidates together with a statement signed by said Candidates that they will accept office if elected. No signature on any such Certificate shall be counted unless it is also accompanied by the printed name and address and the policy number of a Policy owned by the signator.

Section 5.6. Board Sponsored Nominations. The Board may nominate one or more Candidates for the Directors' offices to be filled by election at any annual meeting of Members by nominating a Candidate or a slate of Candidates in a resolution duly adopted at a regular or special meeting of the Board and causing a Certificate of Nomination to be filed with the Secretary on behalf of each such Candidate at least thirty (30) days prior to the date of the annual meeting of Members. Such Certificate of Nomination shall give the names, occupations, and addresses of their Candidate or Candidates together with a statement signed by said Candidates that they will accept office if elected.

Section 5.7. Vacancies. Vacancies in the Board which occur prior to the expiration of a Director's regular term of office by reason of resignation, retirement, legal incapacity, or death, or other vacancies which may occur by a reason of an increase in the number of Directors in between annual meetings of Members, or vacancies which may occur by reason of any failure on the part of the Voting Members to elect a sufficient number of Directors at an annual meeting of Members, may be filled by appointment made in a duly adopted resolution concurred in by two-thirds (2/3) of the Board membership when voting at any meeting of the Board, or by appointment made in a unanimous consent action taken in lieu of meeting. A Director appointed to fill a vacancy shall hold office for the unexpired portion of the term to which appointed. Unless a Director's service is otherwise terminated by resignation, retirement, legal incapacity, or death, a Director, whether appointed or elected, shall serve until a successor is elected or appointed and qualified.

Section 5.8. Retirement. Directors shall retire from the Board at the end of the month in the year in which they attain age seventy (70) notwithstanding any election for a longer term. At any time prior to attaining age seventy (70), any Director who is also an officer of this Company shall retire from the Board upon retirement from this Company as an employee or upon termination of employment for any reason.

Section 5.9. Nonattendance or Failure to Perform. Directors are expected to attend meetings regularly and to serve diligently while in office. If it appears that a Director is absent from meetings without good cause, or that he or she is either unwilling or unable to perform his or her duties satisfactorily for any reason whatsoever, or that the continued service of such Director on the Board may be detrimental to the best interests of this Company, the Board may by a two-thirds (2/3) vote of the total Board membership request such Director to resign, which resignation shall not be unreasonably withheld.

Section 5.10. Compensation. Directors shall be compensated as established by the Board, and shall be reimbursed for reasonable expenses incurred in connection with the discharge of their duties and responsibilities.


                                   ARTICLE VI
                                 Board Meetings

Section 6.1. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw on such date in the months of April, May or June as the Board of Directors shall determine. At such meetings, the Directors shall elect the officers of this Company and transact such business as pertains to the annual meetings of the Board. The Board of Directors may provide by resolution, or the Chairman of the Board, Vice Chairman or President may designate, the time, date and place, either within or without the state of Iowa, for the holding of additional regular meetings by giving notice at a regular or special meeting of Directors or by written notice as provided in this Article for special meetings.

Section 6.2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman, President or Secretary, and shall be called by the President upon written request of any three (3) Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of Iowa, as the place for holding any such special meeting of the Board of Directors.

Section 6.3. Notice. Notice of any special meeting shall be given at least ninety-six (96) hours previously thereto by written notice delivered personally or by mail or telegram to each Director at his or her home or business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice whatever is required to be given to any Director of this Company under the Articles of Incorporation or Bylaws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, a majority of the number of Directors authorized by the Articles of Incorporation and established by these Bylaws, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the Directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

Section 6.5. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the Articles of Incorporation or these Bylaws.

Section 6.6. Presumption of Assent. A Director of this Company who is present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of this Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 6.7. Informal Action Without Meeting. Any action required or permitted by the Articles of Incorporation or these Bylaws or any provision of law to be taken by the Board of Directors at a meeting, or by resolution may be taken without a meeting if a consent resolution in writing, setting forth the action so taken shall be signed by all of the Directors then in office. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 6.8. Meetings by Conference Telephone. Directors may participate in a meeting of the Board of Directors or a committee thereof by means of conference telephone or similar communications equipment through which all persons participating in the meeting can hear each other. Such participation will constitute presence in person at that meeting for the purpose of constituting a quorum and for all other purposes. The place of any meeting held pursuant to this section will be deemed to be the place stated in the minutes of such meeting so long as at least one Director is present at that place at the time of that meeting.



                                   ARTICLE VII

                                   Committees

Section 7.1. Committees. The Chairman of the Board may appoint committees except standing committees or any other committee required to be elected or appointed by the Board of Directors. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of Directors as established in these Bylaws may designate one or more standing committees or other committees required to be elected or appointed by the Board of Directors, each committee to consist of three (3) or more Directors or employees of this Company or other persons elected or appointed by the Board of Directors or appointed by the Chairman of the Board, as provided in said resolution which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have when the members thereof are members of the Board of Directors, and may exercise when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of this Company, except action in respect to dividends to policyholders, amendment or repeal of these Bylaws, election of the Executive Officers or the filling of vacancies in the Board of Directors or committees created pursuant to this Section. The Board of Directors or its Chairman may elect or appoint one (1) or more of its members or employees of this Company or other persons as provided in said resolution, as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the chairman of such meeting. Each such committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.


                                  ARTICLE VIII
                          Executive and Other Officers

Section 8.1. Executive Officers. The Executive Officers of this Company shall include the President, the Chief Executive Officer, all Senior Vice Presidents, and such other Officers as the Board may designate as Executive Officers. Executive Officers shall be appointed by the Board and shall hold office at the pleasure of the Board as hereinafter provided.

Section 8.2. Powers and Duties of Executive Officers. The Chief Executive Officer shall be the principal executive officer of this Company and, subject to the control of the Board of Directors, shall also have all of the authority designated in these Bylaws for the President of this Company. The President shall report to the Chief Executive Officer. The President, who may be this Company's Chief Executive Officer, shall have responsibility for the general direction and management of this Company's affairs, and shall exercise such powers and perform such duties as are necessary, appropriate, or are usually incident to such office, or as may be delegated or assigned by the Board. All other Executive Officers of this Company shall exercise such powers and perform such duties as may be necessary or appropriate in order to secure on behalf of this Company, proper compliance with all applicable law and regulation, or as may be necessary, appropriate, or usually incident to their designated offices, and such other duties as may be delegated to them by the Board, or the President. Section 8.3. Other Officers. The other officers, including Vice Presidents and Assistant Vice Presidents, if any, the Secretary and Assistant Secretaries, if any, the Treasurer and Assistant Treasurers, if any, and such other officers as the Board may from time to time deem necessary or appropriate, shall be appointed by the Board. Each of these officers shall hold office at the pleasure of the Board or the President. Such officers shall exercise such powers and perform such duties as are necessary, appropriate, or are usually incident to their designated offices, and such other duties as may be delegated or assigned to them by Board directive, by the President, or by the Executive Officers to whom they report.

Section 8.4. Vacancies and Absences. Any vacancy in any office may be filled at any meeting of the Board or by action without meeting as provided in Section
6.7. In the prolonged absence of the Chief Executive Officer or President, or in the event death or inability of either of them to act, a person designated by the Board shall exercise the powers and perform the duties of that office on an interim basis.

Section 8.5. Compensation. Compensation of Executive Officers shall be fixed from time to time by the Board. Compensation of other officers and employees shall be fixed by or in the manner provided by the Board.


                                   ARTICLE IX
                                  Miscellaneous

Section 9.1. Principal Office. The location of the principal office of this Company shall be in the Century Companies of America Building on Heritage Way, in the city of Waverly, county of Bremer, and state of Iowa. This Company may have other offices at such locations as may be necessary or convenient for the conduct of its business.

Section 9.2. Certification and Inspection of Articles and Bylaws. This Company shall keep in its Principal Office the original or a certified copy of its Articles and its Bylaws as amended or otherwise altered to date, both of which shall be open for inspection by any Member or Members at all reasonable times during office hours.

Section 9.3. Corporate Seal. The Board may adopt, use, and, at will, alter a corporate seal. Failure to affix a seal does not affect the validity of any instrument. This corporate seal may be used in facsimile form.

Section 9.4. Execution of Instruments and Policies. The President, Senior Vice Presidents, Vice Presidents, and such other persons as may be designated pursuant to duly adopted Board resolutions, shall each have authority to execute and acknowledge or attest on behalf of this Company all instruments executed in the name of this Company. The Secretary and Assistant Secretaries shall each have authority to attest and acknowledge all such instruments.

Policies and endorsements thereon shall be executed by the President and the Secretary, or in any other manner prescribed by applicable law or regulation, or directed by the Board. Such policies and endorsements may bear facsimile signatures of the President and the Secretary. Facsimile signatures of the President, the Secretary, and the Treasurer may be used on other instruments to the extent permitted by law and by any Board approved internal control directives.

Section 9.5. Official Bonds. In addition to the bonds which law or regulation require this Company to maintain on its officers, employees, and agents, the Board may purchase insurance or other indemnification or require a special bond or bonds from any Director, officer, employee or agent of this Company, in such sum and with such sureties or insurance carriers as it may deem proper.

Section 9.6. Voting Stock in Other Corporations. Stock held by this Company in another corporation shall be voted by the President unless the Board of Directors shall by resolution designate another officer to vote such stock, and, unless the Board of Directors shall by resolution direct how such stock shall be voted, the President or other designated officer shall vote the same in his or her discretion for the best interests of this Company.


                                    ARTICLE X
                      Indemnification of Company Officials

Section 10.1. Indemnification of Directors, Officers, Employees, and Certain Other Persons. Directors and officers of this Company shall be indemnified to the fullest extent now or hereafter permitted by law in connection with any actual or threatened action or proceeding (including civil, criminal, administrative or investigative proceedings) arising out of their service to this Company or to another organization at this Company's request. Persons who are not Directors or officers of this Company may be similarly indemnified in respect of such service to the extent authorized at any time pursuant to any process, procedure, or directive duly adopted for such purpose by this Company's Board of Directors. The provisions of this Article shall be applicable to actions or proceedings commenced after the adoption hereof, and to persons who have ceased to be Directors, officers, or employees, and shall inure to the benefit of their heirs, executors and administrators.


                                   ARTICLE XI
                              Emergency Provisions

Section 11.1. Special Bylaw Provisions During Emergencies. If as a result of a declared, national or state, emergency resulting from actual or threatened enemy action, or, as a result of a natural or man-made catastrophe, or other unusual or emergency conditions, it is impossible to convene readily a quorum of the Board of Directors Executive Committee or any other Committee of the Board, for action within their respective jurisdictions, thus making it impossible, or impractical, for this Company to conduct its business in strict accord with the normal provisions of law, or of these Bylaws or of the Articles of Incorporation, then, and in any of said events, to provide for continuity of operations, these emergency Bylaws shall supervene and take effect if necessary over all other Bylaws for the duration of the emergency period, and all the powers and duties vested in any committee or committees or the Board of Directors, so lacking a quorum shall vest automatically in the Emergency Management Committee which shall consist of all readily available members of the Board of Directors. Three (3) members of the Emergency Management Committee shall constitute a quorum provided, however, that:

         If there are only two (2) available Directors, they and the first one of the following listed officials of this Company who is readily available and accepts the responsibility (even though he/she is not a Director) shall serve as the Emergency Management Committee or if there is only one available Director, he/she and the first two of the following listed officials of this Company who are readily available and accept the responsibility (even though not Directors) shall serve as the Emergency Management Committee:

        (a)     The Chief Executive Officer, if any, or

        (b)     The President, if any, or

        (c) The Executive Vice Presidents in order of seniority based on their period of service in such office, if any, or

        (d) The Senior Vice Presidents in order of seniority based on their period of service in such office, if any, or

        (e) The administrative Vice Presidents in order of seniority based on their period of service in such office, if any, or

        (f)     The Treasurer, if any, or

        (g) The Department Managers in the order of seniority based on length of their period of service in such position, if any, or

         If there is no readily available Director the first three (3) of those just previously listed in the above order (even though not Directors), who are readily available and accept the responsibility, shall serve as the Emergency Management Committee, provided, however, that an Emergency Management Committee composed solely of officials who are not Directors, shall not have the power to fill vacancies on the Board of Directors but shall as soon as circumstances permit conduct an election of Directors.

If there are no Directors, Chief Executive Officer, President, Executive Vice Presidents, Senior Vice Presidents, administrative Vice Presidents, Treasurer or Department Managers readily available to form an Emergency Management Committee, then the Commissioner of Insurance of the state of Iowa or the duly designated person exercising the powers of the Commissioner of Insurance of the state of Iowa shall appoint three (3) persons to act as the Emergency Management Committee who shall be empowered to act in the manner and with the powers hereinabove provided when the Emergency Management Committee is composed solely of officials who are not Directors.

If the Emergency Management Committee takes an action in good faith, such action shall be valid and binding as if taken by the Board of Directors, or as the case may be, the Committee it represents, although it may subsequently develop that at the time of such action conditions requisite for action by the Emergency Management Committee did not in fact exist.

If the Emergency Management Committee in good faith elects someone to an office which it believes to be vacant, the acts of such newly elected officer shall be valid and binding although it may subsequently develop that such office was not in fact vacant.

                                   ARTICLE XII
                     Adoption, Amendment or Repeal of Bylaws

Section 12.1. Bylaw Amendment by Board of Directors. The Bylaws of this Company may be amended by a two-thirds (2/3) vote of the Board of Directors at any meeting of the Board of Directors in any manner not inconsistent with the insurance laws of the state of Iowa and this Company's Articles of Incorporation, subject to the power of the Members to alter or repeal any amendment made by the Board of Directors. Any particular article or section of these Bylaws may provide for amendment only upon vote of the Members. The Bylaws of this Company may also be amended, altered, or repealed in any manner not inconsistent with the insurance laws of the state of Iowa by a vote of two-thirds (2/3) of the Members voting at an annual meeting or special vote or meeting of the Members of this Company.

Section 12.2. Initiation of Bylaw Amendment by Members. An amendment to the Bylaws may be initiated by the direct action of the Members as follows:

         One percent (1%) or more of this Company's Members shall sign and file with the Secretary, not later than ninety (90) days prior to the date of the annual meeting of this Company, a copy of the proposed amendment or amendments together with a brief statement of the purpose thereof and a statement from this Company's General Counsel that the proposed amendment is acceptable under Iowa law. Such a copy of the proposed amendment and statement of purpose shall be on a form to be furnished by the Secretary and shall be signed by the Member, if a natural person, and by the president or treasurer or other authorized officer, if a corporate member, such officer having been so authorized by resolution duly adopted by the board of directors of such corporation.

Upon timely receipt of a proposed amendment to the Bylaws accompanied by the two required statements, properly prepared and signed and arising by action of the Members as herein provided, the Secretary shall send or cause to be sent a copy of such proposed amendment to all Members not less than twenty (20) days prior to the date of the next annual meeting. The Board of Directors may make a recommendation to Members as to any such amendment as proposed.

RESTATED BYLAWS: The foregoing shall constitute Restated Bylaws of this Company which shall supersede and take the place of the heretofore existing Bylaws and amendments thereto.


               Restated Bylaws approved by the Board of Directors October 4,1991
                                                            Amended June 19,1993
                                              Amended, Section 5.8, May 10, 1995
                                              Amended, Section 5.2, May 12, 1995

                                    EXHIBIT 8

                             PARTICIPATION AGREEMENT

                                      Among

                            CENTURY LIFE OF AMERICA,

                     T. ROWE PRICE INVESTMENT SERVICES, INC,

                                       and

                    T. ROWE PRICE INTERNATIONAL SERIES, INC.

        THIS AGREEMENT, made and entered into as of this 22nd day of April, 1994 by and among CENTURY LIFE OF AMERICA (hereinafter, the "Company"), an Iowa mutual life insurance company, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as the "Account"), and the T. Rowe Price International Series, Inc. (the "Fund"), a corporation organized under the laws of Maryland, and T. Rowe Price Investment Services, Inc. (hereinafter the "Underwriter"), a Maryland corporation.

         WHEREAS, the Fund engages in business as an open-end management investment company and is or will be available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and Underwriter (hereinafter "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Fund will obtain an order from the Securities and Exchange Commission ("SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

        WHEREAS, Rowe Price-Fleming International, Inc. (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

         WHEREAS, the Company has issued or will issue certain variable life insurance and variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; and

         WHEREAS, the Account is duly established and maintained as a segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

         WHEREAS, the Underwriter is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE I.  Sale of Fund Shares

         1.1 The Underwriter agrees to sell to the Company those shares of the Designated Portfolios which the Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Designated Portfolios.

         1.2 The Fund agrees to make shares of the Designated Portfolios available for purchase at the applicable net asset value per share by the Company and the Account on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission, and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees or Directors of the Fund (hereinafter the "Board") may refuse to sell shares of any Designated Portfolio to any person, or suspend or terminate the offering of shares of any Designated Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Designated Portfolio.

         1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Designated Portfolios will be sold to the general public. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III and VII of this Agreement is in effect to govern such sales.

         1.4 The Fund agrees to redeem, on the Company's request, any full or fractional shares of the Designated Portfolios held by the Company, ordinarily executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption, except that the Fund reserves the right to suspend the right of redemption or postpone the date of payment or satisfaction upon redemption consistent with Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then current prospectus.

         1.5 For purposes of Sections 1.1 and 1.4, the Company shall be the designee of the Fund for receipt of purchase and redemption orders from the Account, and receipt by such designee shall constitute receipt by the Fund; provided that the Company receives the order by 4:00 p.m. Baltimore time and the Fund receives notice of such order by 9:30 a.m. Baltimore time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

         1.6 The Company agrees to purchase and redeem the shares of the Designated Portfolios offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus.

         1.7 The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.5 hereof. Payment shall be in federal funds transmitted by wire by 3:00 p.m. Baltimore time. If payment in federal funds for any purchase is not received or is received by the Fund after 3:00 p.m. Baltimore time on such Business Day, the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowings or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. For purposes of Section 2.8 and 2.9 hereof, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

         1.8 Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.9 The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Designated Portfolios' shares. The Company hereby elects to receive all such income, dividends, and capital gain distributions as are payable on Designated Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.10 The Fund shall make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Baltimore time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Baltimore time.

         1.11 The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies, provided, however, that (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or
(c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement; or (d) the Fund or Underwriter consents to the use of such other investment company, such consent not to be unreasonably withheld.

ARTICLE II.  Representations and Warranties

         2.1 The Company represents and warrants that the Contracts (a) are or, prior to issuance, will be registered under the 1933 Act or, alternatively (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Iowa insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to send as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.

         2.2 The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Iowa and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

         2.3 The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it may make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund will undertake to have the Board of Directors or Trustees of the Fund (the "Board"), a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

         2.4 The Fund makes no representations as to whether any aspect of its operations, including but not limited to, investment policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Iowa to the extent required to perform this Agreement.

         2.5 The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

         2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Iowa and any applicable state and federal securities laws.

         2.7 The Underwriter represents and warrants that the Adviser is and shall remain duly registered under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Iowa and any applicable state and federal securities laws.

         2.8 The Fund and the Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

         3.1 The Underwriter shall provide the Company with as many copies of the Fund's current prospectus (describing only the Designated Portfolios listed on Schedule A) as the Company may reasonably request. The Fund shall bear the expense of printing copies of its current prospectus that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Fund's prospectus that are used in connection with offering the contracts issued by the Company. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus on diskette at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense).

         3.2 The Fund's prospectus shall state that the current Statement of Additional Information ("SAI") for the Fund is available from the Company, and the Underwriter (or the Fund), at its expense, shall provide copies of such SAI free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

        3.3 The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

         3.4      The Company shall:

                  (i)      solicit voting instructions from Contract owners;

                 (ii)      vote  the  Fund   shares   in   accordance   with
                           instructions received from Contract owners; and

                (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

         3.5 Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

         3.6 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information

         4.1 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops or uses and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably object to such use within fifteen Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so object.

         4.2 The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

         4.3 The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops or uses and in which the Company, and/or its Account, is named at least fifteen Business Days prior to its use. No such material shall be used if the Company reasonably objects to such use within fifteen Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

         4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus, or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract Owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities.

         4.6 The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities.

         4.7 The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract Owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

         4.8 For purposes of this Article IV, the phrase "sales literature and other promotional materials" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Funds.

ARTICLE V.  Fees and Expenses

         5.1 The Fund and the Underwriter shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing, and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter, or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

         5.2 All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

         5.3 The Company shall bear the expenses of distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

ARTICLE VI.  Diversification and Qualification

         6.1 The Fund will invest its assets in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, the Fund will comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817.5.

         6.2 The Fund represents that it is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

         6.3 The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

ARTICLE VII.  Potential Conflicts

         7.1 The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

         7.3 If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement with respect to each Account provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.6 For purposes of Section 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

         7.7 If and to the extent the Shared Funding Exemption Order or any amendment thereto contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Shared Funding Exemptive Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

         8.1      Indemnification By the Company

         8.1(a). The Company agrees to indemnify and hold harmless the Fund and the Underwriter and each of its directors and officers, and each person, if any, who controls the Fund or Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus (which shall include an offering memorandum, if any), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

            (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the

                     Company or persons under its authorization or control, with respect to the sale or distribution of the Contracts or Fund Shares; or

           (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

            (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

             (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

         8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

         8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2  Indemnification by the Underwriter

         8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of it directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts; and

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

            (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

           (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

            (iv) arise as a result of any failure by the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

             (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

         8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

         8.3          Indemnification By the Fund

         8.3(a). The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

               (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

              (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or the Account whichever is applicable.

         8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the expense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX.  Applicable Law

         9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Maryland.

         9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  Termination

          10.1 This Agreement shall continue in full force and effect until the first to occur of:

                      (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by six (6) months' advance written notice delivered to the other parties; or

                      (b) termination by the Company by written notice to the Fund and the Underwriter based upon the Company's determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

                      (c) termination by the Company by written notice to the Fund and the Underwriter in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

                      (d) termination by the Fund or Underwriter in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, provided, however, that the Fund or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

                      (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

                      (f) termination by the Company by written notice to the Fund and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believes that such Portfolio may fail to so qualify or comply; or

                      (g) termination by the Fund or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

                      (h) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                      (i) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                      (j) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.11(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(j) shall be effective forty-five days after the notice specified in Section 1.11(b) was given.

         10.2 Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any termination's under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any terminations under Section 10.1(g) of this Agreement.

         10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

         10.4 Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI.  Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:
                      T. Rowe Price Associates, Inc.
                      100 East Pratt Street
                      Baltimore, Maryland 21202
                      Attention: Nancy M. Morris, Esq.

         If to the Company:
                      Century Life of America
                      2000 Heritage Way
                      Waverly, Iowa 50677
                      Attention: Chief Legal Officer

         If to Underwriter:
                      T. Rowe Price Investment Services
                      100 East Pratt Street
                      Baltimore, Maryland 21202
                      Attention: John Cammack

ARTICLE XII.  Miscellaneous

         12.1 All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

         12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain.

         12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Iowa Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with the Iowa variable annuity laws and regulations and any other applicable law or regulations.

         12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         12.8 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

         12.9 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

                      (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any) filed with any state or federal regulatory body or otherwise made available to the public, as soon as practical and in any event within 90 days after the end of each fiscal year;

                      (b) the Company's quarterly statements (statutory) (and GAAP, if any) filed with any state of federal regulatory body or otherwise made available to the public, as soon as practical and in any event within 45 days after the end of each quarterly period;

                      (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders and/or policyholders;

                      (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulatory, as soon as practical after the filing thereof;

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

COMPANY:                             CENTURY LIFE OF AMERICA

                                     By its authorized officer

                                     By:  /s/ Kevin Lentz

                                     Title: Chief Operating Officer

                                     Date: April 22, 1994

FUND:                                T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                     By its authorized officer

                                     By:  /s/ Henry H. Hopkins

                                     Title: Vice President

                                     Date:   April 22, 1994

UNDERWRITER:                         T. ROWE PRICE INTERNATIONAL SERVICES, INC.

                                     By its authorized officer

                                     By:  /s/ Henry H. Hopkins

                                     Title: Vice President

                                     Date: April  22, 1994

                                   SCHEDULE A

Name of Separate Account and
Date Established by Board of   Contracts Funded by
Directors                      Separate Account      Designated Portfolios
---------                      ----------------      ---------------------

Century Variable Annuity       Variable Annuity      T. Rowe Price
Account                                              International Series, Inc.
                               File 33-73738         T. Rowe Price International
Established December 14,       811-6260              Stock Portfolio
1993

                      AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 22th day of April, 1994, by and among Century Life of America, T. Rowe Price International Series, Inc. And T. Rowe Price Investment Services, Inc., the parties hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative.

COMPANY:                                CENTURY LIFE OF AMERICA
                                        By its authorized officer,


                                        By: /s/ Daniel E. Meylink, Sr.

                                        Title:  President

                                        Date:  November 30, 1994


FUND:                                   T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                        By its authorized officer,


                                        By:  /s/ George A. Murnahn

                                        Title:  Vice President

                                        Date:  December 21, 1994


UNDERWRITER:                            T. ROWE PRICE INVESTMENT SERVICES, INC.
                                        By its authorized officer,


                                        By:  /s/ Nancy Morris

                                        Title:  Vice President

                                        Date:  December 21, 1994

                                                         Revised: November 1994

                                   SCHEDULE A


Name of Separate Account
and Date Established by     Contracts Funded by
Board of Directors          Separate Account         Designated Portfolios
------------------          ----------------         ---------------------

Century Variable Annuity
Account                     Variable Annuity         T. Rowe Price International
                            File 33-73738            Series, Inc.
Established December 14,         811-6260            T. Rowe Price International
1993                                                 Stock Portfolio

Century Variable Account    Variable Universal       T. Rowe Price International
                            Life                     Series, Inc.
                            File 33-19718            T. Rowe Price International
Established August 16, 1983                          Stock Portfolio
                                                     (effective upon SEC Order,
                                                     File No.812-9280)

Century Group Variable      Group Variable Annuity   T. Rowe Price International
Annuity Account             Offered Exclusively      Series, Inc.
                            to Qualified Plans       T. Rowe Price International
                            Not Registered in        Stock Portfolio (effective
Established August 16, 1983 Reliance on Qualified    upon SEC Order, File No.
                            Plan Exemption to        812-9280)
                            Registration
                            Requirements

                             PARTICIPATION AGREEMENT
                                      AMONG
                          MFS VARIABLE INSURANCE TRUST,
                            CENTURY LIFE OF AMERICA,
                                       AND
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


         THIS AGREEMENT, made and entered into this 29th day of April, 1994, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), CENTURY LIFE OF AMERICA, an Iowa corporation (the "Company) on its own behalf and on behalf of the Century Variable Annuity Account (the "Account") and other segregated asset accounts of the Company (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

         WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

         WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

         WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

         WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

         WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

         WHEREAS, MFS Investor Services, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

         WHEREAS, CUNA Brokerage Services, Inc., the underwriter for the individual variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:

ARTICLE I.  Sale of Trust Shares

         1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

         1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the Shareholders of such Portfolio.

         1.3 The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies")and their separate accounts, qualified pension and retirement plans and MFS or its affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

         1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy holders on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

         1.5. Purchase, redemption and exchange orders placed by the Company shall be placed separately for each Portfolio and shall not be netted. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment per Portfolio in accordance with Section 1.6.

         1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1 hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the Shares is made in accordance with the provisions of Section 1.4 hereof. All such payments shall be in federal funds transmitted by wire.

         1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

         1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

         1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Company shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.

ARTICLE II.  Certain Representations, Warranties and Covenants

         2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under Iowa law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registrations for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

         2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will make every effort to maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

         2.3 The Company represents and warrants that CUNA Brokerage Services, Inc., the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and CUNA Brokerage Services, Inc. will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

         2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

         2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

         2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").

ARTICLE III.  Prospectus and Proxy Statements; Voting

         3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

         3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

         3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

         3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

         3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

         3.6.  If and to the extent required by law, the Company shall:

         (a)  solicit voting instructions from Policy owners;

         (b) vote the Shares in accordance with instructions received from Policy owners: and

         (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.

ARTICLE IV.  Sales Material and Information

         4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy holders or prospective Policy holders) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

         4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

         4.4 The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4 is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

         4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

         4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

         4.7. For purposes of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, video tape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V.  Fees and Expenses

         5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

         5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

         5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports and proxy materials to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI.  Diversification and Related Limitations

         6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817(h)(l) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio. In the event that any Portfolio is not so diversified at the end of any applicable quarter, the Trust and MFS will make every effort to (a) adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treas. Reg. 1.817.5 and (b) notify the Company.

         6.2. The Trust and MFS represent that each Portfolio of the Trust will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that every effort will be made to maintain such qualification (under Subchapter M or any successor or similar provision) and that the Trust or its designee will notify the Company promptly upon having a reasonable basis for believing that any Portfolio of the Trust has ceased to so qualify or that any Portfolio might not so qualify in the future.

ARTICLE VII.  Potential Material Conflicts

         7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the

Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

         7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

         7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

         7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shares funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

         8.1.  Indemnification by the Company

         The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section

15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which an Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

                  (a) arise out of or are based  upon any untrue  statements  or alleged untrue statements of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

                  (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

                  (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

                  (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

                  (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of the agreement;

as limited by and in accordance with the provisions of this Article VIII.

         8.2.  Indemnification by the Trust

         The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified

Parties" for purposes of this Section 8.2) against any and all losses, claims, damages liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

                  (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

                  (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

                  (c) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement
         (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

                  (d) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

                  (e) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

as limited by and in accordance with the provisions of this Article VIII.

         8.3 In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

         8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         8.5.  Promptly after receipt by an Indemnified Party under this Section
8.5 of commencement of action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such
Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

         8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

         8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX.  Applicable Law

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  Notice of Formal Proceedings

         The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI.  Termination

         11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

                  (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

                  (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Portfolio did not qualify under Subchapter M of the Code, as referred to in Section 6.2 hereof (or the Company reasonably believes the shares or the Portfolio may not so comply or qualify); or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

                  (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

                  (d) at the option of the Company upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the shares; or

                  (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) day's prior written notice to the Trust of the date of any proposed vote or other action taken to replace the Shares; or

                  (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                  (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                  (h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

                  (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

         11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

         11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section ll.l(a) may be exercised for cause or for no cause.

         11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

         11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investments under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XII.  Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

         MFS Variable Insurance Trust
         500 Boylston Street
         Boston, Massachusetts  02116
         Attn:  Stephen E. Cavan, Secretary

         If to the Company:

         Century Life of America
         2000 Heritage Way
         Waverly, Iowa  50677
         Attn:  Chief Legal Officer

         If to MFS:

         Massachusetts Financial Services Company
         500 Boylston Street
         Boston, Massachusetts  02116
         Attn:  Stephen E. Cavan, General Counsel

ARTICLE XIII.  Miscellaneous

         13.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

         13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

         13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

         13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

         13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and the Company agrees that this Agreement is executed on behalf of the Trust by an officer of the Trust as an officer and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust or the Portfolios of the Trust to which such obligations relate.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


                                   CENTURY LIFE OF AMERICA
                                   By its authorized officer,

                                   By:         /s/ Kevin Lentz

                                   Title:      Chief Operating Officer

                                   Date:       April 27, 1994


                                   MFS VARIABLE INSURANCE TRUST
                                   By its authorized officer,

                                   By:        /s/ A. Keith Brodkin

                                   Title:     President

                                   Date:      April 29, 1994


                                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                   By its authorized officer,

                                   By:         /s/ Arnold D. Scott

                                   Title:      Senior Executive Vice President

                                   Date:       April 29, 1994

                                                          As of April 29, 1994


                                   SCHEDULE A


                    Accounts, Policies and Portfolios Subject
                         to the Participation Agreement



Name of Separate Account                                 Portfolios
and Date Established by     Policies Funded by           Applicable
Board of Directors          Separate Account             to Policies
------------------          ----------------             -----------
Century Variable Annuity
Account (December 14, 1993) Individual Variable Annuity  World Government Series

                      AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 29th day of April, 1994, by and among MFS(R) Variable Insurance Trust SM, Century Life of America, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. With respect to the Century Variable Account, the Amendment is expected to take effect January 2, 1995. With respect to the Century Group Variable Annuity Account, the Amendment is expected to take effect in early 1995.

                           CENTURY LIFE OF AMERICA
                           By its authorized officer,

                           By:                 /s/ Daniel E. Meylink, Sr.

                           Title:              President

                           Date:               November 30, 1994


                           MFS VARIABLE INSURANCE TRUST
                           By its authorized officer,

                           By:                 /s/ Stephen E. Caven

                           Title:              President

                           Date:               11/30/94


                           MASSACHUSETTS FINANCIAL SERVICES COMPANY
                           By its authorized officer,

                           By:                 /s/ Arnold D. Scott

                           Title:              Senior Executive Vice President

                           Date:               11/30/94

                                                                 Revised: 1994


                                   SCHEDULE A

                ACCOUNTS, POLICIES AND PORTFOLIOS SUBJECT TO THE
                             PARTICIPATION AGREEMENT

Name and Separate Account and          Policies Funded by  Portfolios Applicable
Date Established by Board of Directors  Separate Account       to Policies
--------------------------------------  ----------------       -----------
Century Variable Annuity Account        Variable Annuity       World Governments
                                        File 33-73738          Series
Established December 14, 1993              811-6260

Century Variable Account                Variable Universal     World Governments
                                        Life                   Series
Established August 16, 1983             File 33-19718

Century Group Variable Annuity Account  Group Variable Annuity World Governments
                                        Offered Exclusively    Series
Established August 16, 1983             to qualified Plans
                                        Not Registered in
                                        Reliance on Qualified
                                        Plan Exemption to
                                        Registration
                                        Requirements

                      AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 29th day of April, 1994, by and among MFS(R) Variable Insurance Trust sm, Century Life of America, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 1996.

                             CENTURY LIFE OF AMERICA
                             By its authorized officer,

                             By:        /s/ Michael B. Kitchen

                             Title:     President

                             Date:


                             MFS VARIABLE INSURANCE TRUST
                             By its authorized officer,

                             By:        /s/ Stephen E. Caven
                                        Stephen E. Caven
                                        Secretary

                             Date:      2/2/96


                             MASSACHUSETTS FINANCIAL SERVICES COMPANY
                             By its authorized officer,

                             By:        /s/ Arnold D. Scott
                                        Arnold D. Scott
                                        Senior Executive Vice President

                             Date:      2/1/96

                                                            As of May 1, 1996

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

Name of Separate Account
and Date Established             Policies Funded          Portfolios
by Board of Directors           by Separate Account       Applicable to Policies
---------------------           -------------------        ---------------------

Century Variable Annuity      Variable Annuity File     World Governments Series
Account Est. 12/14/93              33-73738               Emerging Growth Series
                                   811-6260

Century Variable              Variable Universal Life   World Governments Series
Account Est. 8/16/83               33-19718               Emerging Growth Series

Century Group Variable        Group Variable Annuity    World Governments Series
Annuity Account Est. 8/16/93  Offered Exclusively to      Emerging Growth Sereis
                           Qualified Plans Not Registered
                           in Reliance on Qualified Plan
                       Exemption to Registration Requirements

                                    EXHIBIT 9

                             BARBARA L. SECOR
                             Assistant Vice President, Associate General Counsel and Secretary
                             Telephone:
                             (319) 352-1000, ext. 2157
                             FAX (319) 352-5987


February 12, 1996

CENTURY LIFE OF AMERICA
2000 HERITAGE WAY
WAVERLY IA  50677

Ladies and Gentlemen:

With reference to the registration statement on Form N-4 to be filed by Century Life of America (the "Company") and Century Variable Annuity Account (the "Account") with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, deferred variable annuity contracts (the "Contracts"), I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. The Company is a corporation duly organized and validly existing as a mutual life insurance company under the laws of the State of Iowa and is duly authorized by the Insurance Division of the Department of Commerce of the State of Iowa to issue the Contracts.

2. The Account is a duly authorized and existing separate account established pursuant to the provisions of Section 508A.1 of the Iowa Code (1993).

3. Unless provided to the contrary under the contracts, that portion of the assets of the Account equal to the reserves and other contracts liabilities with respect to the Account will not be chargeable with liabilities arising out of any other business that the Company may conduct.

4.       The Contracts, when issued as contemplated by the Form N-4 registration
         statement,   will   constitute   legal,   validly  issued  and  binding
         obligations of the Company.

I hereby consent to the filing of this opinion as an exhibit to the Form N-4 registration statement for the Contracts and the Account and to the use of my name under the caption "Legal Matters" in the statement of additional information.

Sincerely,

/s/ Barbara L. Secor

Barbara L. Secor
Assistant Vice President & Associate General Counsel
CENTURY LIFE OF AMERICA

                                   EXHIBIT 13

MEMBERS Variable Annuity - Hypothetical Performance - Balanced

Ending Date for Period    12/31/95                    Inception Date 01/03/85
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                             Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10Year          Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             01/03/85
Beginning Units         101.112235         101.112235         107.991361          132.978723      200.000000           239.234450
Beginning Price               9.89               9.89               9.26                7.52            5.00                 4.18
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                4,014
Units for Annual Charge   0.121348           0.121348           0.388345            0.796481        2.388641             3.138580
Ending Units            100.990887         100.990887         107.603016          132.182242      197.611359           236.095870
Ending Price                 11.92              11.92              11.92               11.92           11.92                11.92
Contract Value            1,203.81           1,203.81           1,282.63            1,575.61        2,355.53             2,814.26
Return w/o Surr Chg          20.38%             20.38%              8.65%               9.52%           8.95%                9.87%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                 0.00
ERV                       1,140.81           1,140.81           1,237.63            1,548.61        2,355.53             2,814.26
Return w Surr Chrg           14.08%             14.08%              7.37%               9.14%           8.95%                9.87%

                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,203.81           1,203.81           1,282.63            1,575.61        2,355.53             2,814.26
Cumm Return w/o Surr Chg     20.38%             20.38%             28.26%              57.56%         135.55%              181.43%
ERV                       1,140.81           1,140.81           1,237.63            1,548.61        2,355.53             2,814.26
Cumm Return w Surr Chg       14.08%             14.08%             23.76%              54.86%         135.55%              181.43%


MEMBERS Variable Annuity - Hypothetical Performance - Balanced

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00

                                            Average Annual Returns

                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units         101.112235         101.112235                ERR                 ERR             ERR           100.000000
Beginning Price               9.89               9.89                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.121348           0.121348                ERR                 ERR             ERR             0.189982
Ending Units            100.990887         100.990887                ERR                 ERR             ERR            99.810018
Ending Price                 11.92              11.92              11.92               11.92           11.92                11.92
Contract Value            1,203.81           1,203.81                ERR                 ERR             ERR             1,189.74
Return w/o Surr Chg          20.38%             20.38%               ERR                 ERR             ERR                11.60%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,140.81           1,140.81                ERR                 ERR             ERR             1,135.74
Return w Surr Chrg           14.08%             14.08%               ERR                 ERR             ERR                 8.37%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,203.81           1,203.81                ERR                 ERR             ERR             1,189.74
Cumm Return w/o Surr Chg     20.38%             20.38%               ERR                 ERR             ERR                18.97%
ERV                       1,140.81           1,140.81                ERR                 ERR             ERR             1,135.74
Cumm Return w Surr Chg       14.08%             14.08%               ERR                 ERR             ERR                13.57%


MEMBERS Variable Annuity - Hypothetical Performance - Bond

Ending Date for Period    12/31/95                      Inception Date 01/03/85
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00

                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             01/03/85
Beginning Units         101.112235         101.112235         103.519669          123.001230      170.940171           200.400802
Beginning Price               9.89               9.89               9.66                8.13            5.85                 4.99
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                4,014
Units for Annual Charge   0.121348           0.121348           0.372264            0.736721        2.041574             2.629111
Ending Units            100.990887         100.990887         103.147405          122.264509      168.898597           197.771691
Ending Price                 11.36              11.36              11.36               11.36           11.36                11.36
Contract Value            1,147.26           1,147.26           1,171.75            1,388.92        1,918.69             2,246.69
Return w/o Surr Chg          14.73%             14.73%              5.43%               6.79%           6.73%                7.64%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                 0.00
ERV                       1,084.26           1,084.26           1,126.75            1,361.92        1,918.69             2,246.69
Return w Surr Chrg            8.43%              8.43%              4.06%               6.37%           6.73%                7.64%

                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,147.26           1,147.26           1,171.75            1,388.92        1,918.69             2,246.69
Cumm Return w/o Surr Chg     14.73%             14.73%             17.18%              38.89%          91.87%              124.67%
ERV                       1,084.26           1,084.26           1,126.75            1,361.92        1,918.69             2,246.69
Cumm Return w Surr Chg        8.43%              8.43%             12.68%              36.19%          91.87%              124.67%


MEMBERS Variable Annuity - Hypothetical Performance - Bond

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00

                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units         101.112235         101.112235                ERR                 ERR             ERR           100.000000
Beginning Price               9.89               9.89                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.121348           0.121348                ERR                 ERR             ERR             0.189982
Ending Units            100.990887         100.990887                ERR                 ERR             ERR            99.810018
Ending Price                 11.36              11.36              11.36               11.36           11.36                11.36
Contract Value            1,147.26           1,147.26                ERR                 ERR             ERR             1,133.84
Return w/o Surr Chg          14.73%             14.73%               ERR                 ERR             ERR                 8.26%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,084.26           1,084.26                ERR                 ERR             ERR             1,079.84
Return w Surr Chrg            8.43%              8.43%               ERR                 ERR             ERR                 4.97%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,147.26           1,147.26                ERR                 ERR             ERR             1,133.84
Cumm Return w/o Surr Chg     14.73%             14.73%               ERR                 ERR             ERR                13.38%
ERV                       1,084.26           1,084.26                ERR                 ERR             ERR             1,079.84
Cumm Return w Surr Chg        8.43%              8.43%               ERR                 ERR             ERR                 7.98%


MEMBERS Variable Annuity - Hypothetical Performance - Capital Appreciation

Ending Date for Period    12/31/95                      Inception Date 01/03/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00

                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             01/03/94
Beginning Units         100.000000         100.000000                ERR                 ERR             ERR           103.842160
Beginning Price              10.00              10.00                ERR                 ERR             ERR                 9.63
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  727
Units for Annual Charge   0.120013           0.120013                ERR                 ERR             ERR             0.248076
Ending Units             99.879987          99.879987                ERR                 ERR             ERR           103.594084
Ending Price                 12.90              12.90              12.90               12.90           12.90                12.90
Contract Value            1,288.45           1,288.45                ERR                 ERR             ERR             1,336.36
Return w/o Surr Chg          28.84%             28.84%               ERR                 ERR             ERR                15.67%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,225.45           1,225.45                ERR                 ERR             ERR             1,282.36
Return w Surr Chrg           22.55%             22.55%               ERR                 ERR             ERR                13.30%

                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,288.45           1,288.45                ERR                 ERR             ERR             1,336.36
Cumm Return w/o Surr Chg     28.84%             28.84%               ERR                 ERR             ERR                33.64%
ERV                       1,225.45           1,225.45                ERR                 ERR             ERR             1,282.36
Cumm Return w Surr Chg       22.55%             22.55%               ERR                 ERR             ERR                28.24%


MEMBERS Variable Annuity - Hypothetical Performance - Capital Appreciation

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00

                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units         100.000000         100.000000                ERR                 ERR             ERR           100.000000
Beginning Price              10.00              10.00                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.120013           0.120013                ERR                 ERR             ERR             0.189982
Ending Units             99.879987          99.879987                ERR                 ERR             ERR            99.810018
Ending Price                 12.90              12.90              12.90               12.90           12.90                12.90
Contract Value            1,288.45           1,288.45                ERR                 ERR             ERR             1,287.55
Return w/o Surr Chg          28.84%             28.84%               ERR                 ERR             ERR                17.30%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,225.45           1,225.45                ERR                 ERR             ERR             1,233.55
Return w Surr Chrg           22.55%             22.55%               ERR                 ERR             ERR                14.17%

                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,288.45           1,288.45                ERR                 ERR             ERR             1,287.55
Cumm Return w/o Surr Chg     28.84%             28.84%               ERR                 ERR             ERR                28.76%
ERV                       1,225.45           1,225.45                ERR                 ERR             ERR             1,233.55
Cumm Return w Surr Chg       22.55%             22.55%               ERR                 ERR             ERR                23.36%

MEMBERS Variable Annuity - Hypothetical Performance - Growth and Income

Ending Date for Period    12/31/95                      Inception Date 01/03/85
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             01/03/85
Beginning Units         101.832994         101.832994         114.025086          150.150150      228.832952           279.329609
Beginning Price               9.82               9.82               8.77                6.66            4.37                 3.58
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                4,014
Units for Annual Charge   0.122213           0.122213           0.410043             0.89933        2.732999             3.664599
Ending Units            101.710781         101.710781         113.615043          149.250820      226.099953           275.665010
Ending Price                 12.76              12.76              12.76               12.76           12.76                12.76
Contract Value            1,297.83           1,297.83           1,449.73            1,904.44        2,885.04             3,517.49
Return w/o Surr Chg          29.78%             29.78%             13.18%              13.75%          11.18%               12.12%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                 0.00
ERV                       1,234.83           1,234.83           1,404.73            1,877.44        2,885.04             3,517.49
Return w Surr Chrg           23.48%             23.48%             11.99%              13.43%          11.18%               12.12%

                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,297.83           1,297.83           1,449.73            1,904.44        2,885.04             3,517.49
Cumm Return w/o Surr Chg     29.78%             29.78%             44.97%              90.44%         188.50%              251.75%
ERV                       1,234.83           1,234.83           1,404.73            1,877.44        2,885.04             3,517.49
Cumm Return w Surr Chg       23.48%             23.48%             40.47%              87.74%         188.50%              251.75%


MEMBERS Variable Annuity - Hypothetical Performance - Growth and Income

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units         101.832994         101.832994                ERR                 ERR             ERR           100.000000
Beginning Price               9.82               9.82                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.122213           0.122213                ERR                 ERR             ERR             0.189982
Ending Units            101.710781         101.710781                ERR                 ERR             ERR            99.810018
Ending Price                 12.76              12.76              12.76               12.76           12.76                12.76
Contract Value            1,297.83           1,297.83                ERR                 ERR             ERR             1,273.58
Return w/o Surr Chg          29.78%             29.78%               ERR                 ERR             ERR                16.50%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,234.83           1,234.83                ERR                 ERR             ERR             1,219.58
Return w Surr Chrg           23.48%             23.48%               ERR                 ERR             ERR                13.36%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,297.83           1,297.83                ERR                 ERR             ERR             1,273.58
Cumm Return w/o Surr Chg     29.78%             29.78%               ERR                 ERR             ERR                27.36%
ERV                       1,234.83           1,234.83                ERR                 ERR             ERR             1,219.58
Cumm Return w Surr Chg       23.48%             23.48%               ERR                 ERR             ERR                21.96%




MEMBERS Variable Annuity - Hypothetical Performance - Money Market

Ending Date for Period    12/31/95                      Inception Date 01/03/85
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             01/03/85
Beginning Units          98.425197          98.425197         101.626016          107.526882      142.653352           151.057402
Beginning Price              10.16              10.16               9.84                9.30            7.01                 6.62
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                4,014
Units for Annual Charge   0.118123           0.118123           0.365455            0.644037        1.703738             1.981762
Ending Units             98.307074          98.307074         101.260561          106.882845      140.949614           149.075640
Ending Price                 10.55              10.55              10.55               10.55           10.55                10.55
Contract Value            1,037.14           1,037.14           1,068.30            1,127.61        1,487.02             1,572.75
Return w/o Surr Chg           3.71%              3.71%              2.23%               2.43%           4.05%                4.20%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                 0.00
ERV                         974.14             974.14           1,023.30            1,100.61        1,487.02             1,572.75
Return w Surr Chrg           -2.59%             -2.59%              0.77%               1.94%           4.05%                4.20%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,037.14           1,037.14           1,068.30            1,127.61        1,487.02             1,572.75
Cumm Return w/o Surr Chg      3.71%              3.71%              6.83%              12.76%          48.70%               57.28%
ERV                         974.14             974.14           1,023.30            1,100.61        1,487.02             1,572.75
Cumm Return w Surr Chg       -2.59%             -2.59%              2.33%              10.06%          48.70%               57.28%




MEMBERS Variable Annuity - Hypothetical Performance - Money Market

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year            10 Year       Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units          98.425197          98.425197                ERR                 ERR             ERR           100.000000
Beginning Price              10.16              10.16                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.118123           0.118123                ERR                 ERR             ERR             0.189982
Ending Units             98.307074          98.307074                ERR                 ERR             ERR            99.810018
Ending Price                 10.55              10.55              10.55               10.55           10.55                10.55
Contract Value            1,037.14           1,037.14                ERR                 ERR             ERR             1,053.00
Return w/o Surr Chg           3.71%              3.71%               ERR                 ERR             ERR                 3.31%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                         974.14             974.14                ERR                 ERR             ERR               999.00
Return w Surr Chrg           -2.59%             -2.59%               ERR                 ERR             ERR                -0.06%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year          10 Year         Since Inception
Contract Value            1,037.14           1,037.14                ERR                 ERR             ERR             1,053.00
Cumm Return w/o Surr Chg      3.71%              3.71%               ERR                 ERR             ERR                 5.30%
ERV                         974.14             974.14                ERR                 ERR             ERR               999.00
Cumm Return w Surr Chg       -2.59%             -2.59%               ERR                 ERR             ERR                -0.10%




MEMBERS Variable Annuity - Hypothetical Performance - International Stock

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year         10 Year         Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units         100.100100         100.100100                ERR                 ERR             ERR           100.000000
Beginning Price               9.99               9.99                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.120133           0.120133                ERR                 ERR             ERR             0.189982
Ending Units             99.979967          99.979967                ERR                 ERR             ERR            99.810018
Ending Price                 10.96              10.96              10.96               10.96           10.96                10.96
Contract Value            1,095.78           1,095.78                ERR                 ERR             ERR             1,093.92
Return w/o Surr Chg           9.58%              9.58%               ERR                 ERR             ERR                 5.83%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,032.78           1,032.78                ERR                 ERR             ERR             1,039.92
Return w Surr Chrg            3.28%              3.28%               ERR                 ERR             ERR                 2.50%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year           10 Year        Since Inception
Contract Value            1,095.78           1,095.78                ERR                 ERR             ERR             1,093.92
Cumm Return w/o Surr Chg      9.58%              9.58%               ERR                 ERR             ERR                 9.39%
ERV                       1,032.78           1,032.78                ERR                 ERR             ERR             1,039.92
Cumm Return w Surr Chg        3.28%              3.28%               ERR                 ERR             ERR                 3.99%


MEMBERS Variable Annuity - Hypothetical Performance - World Governments

Ending Date for Period    12/31/95                      Inception Date 06/01/94
Avg Annual Charge             0.12%
Daily Equivalent        0.00000329
Initial Investment        1,000.00


                                            Average Annual Returns
                        Year to Date          1 Year             3 Year             5 Year           10 Year        Since Inception
Beginning Date            12/31/94           12/31/94           12/31/92            12/31/90        12/31/85             06/01/94
Beginning Units          99.900100          99.900100                ERR                 ERR             ERR           100.000000
Beginning Price              10.01              10.01                ERR                 ERR             ERR                10.00
Ending Date               12/31/95           12/31/95           12/31/95            12/31/95        12/31/95             12/31/95
Days in Period                 365                365              1,095               1,826           3,652                  578
Units for Annual Charge   0.119893           0.119893                ERR                 ERR             ERR             0.189982
Ending Units             99.780207          99.780207                ERR                 ERR             ERR            99.810018
Ending Price                 11.29              11.29              11.29               11.29           11.29                11.29
Contract Value            1,126.52           1,126.52                ERR                 ERR             ERR             1,126.86
Return w/o Surr Chg          12.65%             12.65%               ERR                 ERR             ERR                 7.83%
Surrender Charge             63.00              63.00              45.00               27.00            0.00                54.00
ERV                       1,063.52           1,063.52                ERR                 ERR             ERR             1,072.86
Return w Surr Chrg            6.35%              6.35%               ERR                 ERR             ERR                 4.54%


                                            Cummulative  Returns
                        Year to Date          1 Year             3 Year             5 Year           10 Year        Since Inception
Contract Value            1,126.52           1,126.52                ERR                 ERR             ERR             1,126.86
Cumm Return w/o Surr Chg     12.65%             12.65%               ERR                 ERR             ERR                12.69%
ERV                       1,063.52           1,063.52                ERR                 ERR             ERR             1,072.86
Cumm Return w Surr Chg        6.35%              6.35%               ERR                 ERR             ERR                 7.29%




         VA--MONEY MARKET FUND
         12/31/95             01/31/96
         AB


            VA SEVEN-DAY AVERAGE YIELD:
             DAILY
             DIVIDEND
             FACTOR, PER         LESS ANNUAL CHARGE
    DATE     DISPLAY RATE TABLE   & M&E CHARGES
    ----     ------------------   -------------
 Dec 31, 1995    0.000137047       0.000041646   0.000095401
 Dec 30, 1995    0.000137047       0.000041646   0.000095401
 Dec 29, 1995    0.000136876       0.000041646   0.000095230
 Dec 28, 1995    0.000136667       0.000041646   0.000095021
 Dec 27, 1995    0.000136091       0.000041646   0.000094445
 Dec 26, 1995    0.000133742       0.000041646   0.000092096
 Dec 25, 1995    0.000133742       0.000041646   0.000092096
                                                 -----------
                          SUM                    0.000659689 BASE PERIOD RETURN
                          DIV BY # DAYS                    7
                                                 -----------
                          AVERAGE                0.000094241
                          TIMES # DAYS IN YR             365
                                                 -----------
                          SEVEN DAY YIELD              3.44%
                                                 ===========

                VA SEVEN-DAY EFFECTIVE YIELD:
                         BASE PERIOD
                         RETURN (ABOVE)         0.0006596888
                         PLUS 1                            1
                                                ------------
                                                1.0006596888

                         COMPOUNDED:
                         TO 365/7 POWER         1.0349847791
                         LESS 1                           -1
                                                ------------
                         EFFECTIVE YIELD               3.50%

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T.Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 11th day of January, 1996.

                               /s/ James C. Barbre
                               James C. Barbre
                               Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, W. F. Broxterman, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                              /s/ W. F. Broxterman
                              W. F. Broxterman
                              Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                               /s/ Ralph B. Canterbury
                               Ralph B. Canterbury
                               Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James A. Halls, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                               /s/ James A. Halls
                               James A. Halls
                               Director, Century Life of America



                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                                /s/ Jerald R. Hinrichs
                               Jerald R. Hinrichs
                               Director, Century Life of America

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 5th day of January, 1996.

                               /s/ Michael B. Kitchen
                               Michael B. Kitchen
                               Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert T. Lynch, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                               /s/ Robert T. Lynch
                               Robert T. Lynch
                               Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century

Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                                /s/ Omer K. Reed
                                Omer K. Reed
                                Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gerald J. Ring, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 11th day of January, 1996.

                               /s/ Gerald J. Ring
                               Gerald J. Ring
                               Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Donald F. Roby, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 11th day of January, 1996.

                               /s/ Donald F. Roby
                               Donald F. Roby
                               Director, Century Life of America

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rosemarie M. Shultz, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 22nd day of January, 1996.

                               /s/ Rosemarie M. Shultz
                               Rosemarie M. Shultz
                               Director, Century Life of America


                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Annuity Account, Registration No. 33-73738. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 11th day of January, 1996.

                              /s/ Neil A. Springer
                              Neil A. Springer
                              Director, Century Life of America